          As filed with the Securities and Exchange Commission on April 20, 2011

                                            1933 Act Registration No. 333-141779

                                             1940 Act Registration No. 811-08559

                                                              CIK No. 0001051629
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 7

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 104

        Lincoln Life & Annuity Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                                 Lincoln VULone
                               Lincoln VULone2005

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2010 was filed March 18, 2011.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2011 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 22, 2010.

                                PROSPECTUS 1

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

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               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln VULONE, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        19
    Transfer Fee..................................        19
    Mortality and Expense Risk Charge.............        19
    Fixed Account Asset Charge....................        20
    Cost of Insurance Charge......................        20
    Administrative Fee............................        20
    Policy Loan Interest..........................        20
    Rider Charges.................................        21
    Case Exceptions...............................        21
YOUR INSURANCE POLICY.............................        21
    Application...................................        22
    Owner.........................................        22
    Right-to-Examine Period.......................        22
    Initial Specified Amount......................        23
    Transfers.....................................        23
    Market Timing.................................        23
    Optional Sub-Account Allocation Programs......        25


Contents                                                 Page
--------------------------------------------------      -----
    Riders........................................        26
    Continuation of Coverage......................        27
    Termination of Coverage.......................        27
    State Regulation..............................        28
PREMIUMS..........................................        28
    Allocation of Net Premium Payments............        28
    Planned Premiums; Additional Premiums.........        28
    Policy Values.................................        29
DEATH BENEFITS....................................        30
    Death Benefit Options.........................        30
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        30
    Death Benefit Proceeds........................        31
POLICY SURRENDERS.................................        32
    Partial Surrender.............................        33
POLICY LOANS......................................        33
LAPSE AND REINSTATEMENT...........................        34
    No-Lapse Protection...........................        34
    Reinstatement of a Lapsed Policy..............        34
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        35
    Policies That Are MECs........................        36
    Policies That Are Not MECs....................        36
    Other Considerations..........................        37
    Fair Market Value of Your Policy..............        38
    Tax Status of Lincoln Life....................        38
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        38
LEGAL PROCEEDINGS.................................        38
FINANCIAL STATEMENTS..............................        39
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        40

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10-15 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        8.0% of each premium payment.1
 imposed on premiums
 (Premium Load)

                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Surrender Charge*2             Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $49.12 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $33.10 per
                                                                       $1,000 of specified amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum surrender charge is $28.11 per
                                                                       $1,000 of specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor. 1The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.
  2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of net amount at risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.3
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten policy years from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.54 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.01 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.05 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the loan
                                                                 account.4




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

     3 Guaranteed at an effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.

     4 Annual interest rate of 5.5% in years 1-10 and 4.5% in years 11 and later.

             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                  Annually           Individualized based on optional Rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider *
  Maximum and                                      The waiver of monthly deduction rate factor
  Minimum Charge                                   ranges from a maximum of 12% of all other
                                                   covered monthly charges to a minimum of 2%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 No-Lapse Enhancement           N/A                There is no charge for this rider.
 Rider
 Accounting Value Rider         N/A                There is no charge for this rider.
 Change of Insured Rider        N/A                There is no charge for this rider.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.33% 5         0.30%
 (12b-1) fees, and other expenses.




  5 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.72%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life & Annuity Flexible Premium Variable Life Account M (Separate Account) is a Separate Account of the Company which was established on November 24, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.


You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year premium and 27% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.




Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.


We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Large Cap Growth Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc. and subadvised by BlackRock Investment Management, LLC


   o Global Allocation V.I. Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.

   o High Yield Series (Standard Class): Total return and secondarily high current income.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.


   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.

   o Value Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.


   o DWS Equity 500 Index VIP Portfolio (Class A): Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     (Subadvised by Northern Trust Investments, Inc.)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


   o DWS Small Cap Index VIP Portfolio (Class A): Replicate Russell 2000 (Reg.
      TM) Index before deduction of expenses.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.



DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


Janus Aspen Series, advised by Janus Capital Management LLC.

   o Balanced Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Enterprise Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)


   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is only available to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
     (Subadvised by J.P. Morgan Investment Management, Inc.)

   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)*


   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2): Long-term growth of capital.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Core Equity Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, will be deducted proportionately from the net accumulation value of each Sub-Account and Fixed Account subject to the charge.

The monthly deductions are made on the "monthly anniversary day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 8% from each premium payment in policy years 1-20 and 4% in policy years 21 and later. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $49.12 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.



Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in years 1-10 and 0.20% in years 11 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each policy year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10 in all years.

For the first ten policy years from policy issue date or increase in specified amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $0.54 per $1000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the loan account value in all years.

Rider Charges

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.




Case Exceptions


Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right-to-Examine Period

You may return your policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the policy (60 days for policies issued in replacement of other insurance). This is called the right to examine period. If the policy is returned for cancellation within the right to examine period, we will refund to you all premium payments. If a premium payment was made by check, there may be a delay until the check clears.

Any net premium payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right to examine period, we will return the full amount of any premium payments made.

Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging or automatic rebalancing program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first policy year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If dollar cost averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first policy anniversary; or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your policy will be issued with automatic rebalancing. When automatic rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

Automatic rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating automatic rebalancing will terminate the No-Lapse Enhancement Rider attached to your policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly deductions will be waived during periods of covered total disability commencing prior to the policy anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.


Change of Insured Rider. If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


No-Lapse Enhancement Rider.

We will automatically issue this rider with your policy. This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the net accumulation value under the policy is insufficient to cover the monthly deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

Under this rider, your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

The rider no-lapse value is a reference value only and is not used in determining the actual cash value or death benefit provided by the policy. We calculate the rider no-lapse value in a fashion similar to the accumulation value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse administrative fees. We fix these unique no-lapse variables at issue for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for detailed information about the actual variables applicable to your policy.

On each anniversary, it is possible for investment performance to increase the rider no-lapse value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your policy.

During the period that the rider is preventing the policy from lapsing, the monthly deductions under your policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly administrative fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current monthly deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of premiums you would be required to pay to keep your policy in force (see section headed "Lapse and Reinstatement").

You must maintain automatic rebalancing in order to keep this rider in effect. Automatic rebalancing will be in effect when the policy is issued. If you discontinue automatic rebalancing after the policy is issued, this rider will terminate.

Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy accumulation value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.

The duration of the lapse protection provided by this rider may be reduced if:

1) premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value under the policy. These changes include, but are not limited to, partial surrenders, loans, increases in specified amount, changes in death benefit option, electing to cancel automatic rebalancing, and changes in asset allocation.

Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 100; or

2) surrender or termination of the policy; or

3) automatic rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If your policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.



Continuation of Coverage

If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.

State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.


The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4.5% in all years.


The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.

DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount (a minimum of $100,000)                                      None; level death benefit
    2         Sum of the specified amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death (i.e. Partial Surrender amounts we may have paid to             of premium paid and the
              the owner after the date of the insured's death but before the death          investment performance of the
              of the insured was reported to us).                                           underlying Sub-Accounts or the
                                                                                            Fixed Account.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.

 Option change        Impact


A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $5,000, the proceeds will be placed into a SecureLine (Reg. TM)account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg. TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed Account and then surrender the policy for reduced guaranteed nonparticipating paid-up insurance. No monthly administrative fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy. The paid-up insurance will not include any additional benefits provided by rider under the original policy.


If you request a lump sum surrender and your surrender value is over $5,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our General Account.

There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.

Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4.5% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No-Lapse Protection

Your policy includes the No-Lapse Enhancement Rider. This means that your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Enhancement Rider, and a policy that does not. This is true whether or not the No-Lapse Enhancement Rider is active and keeping the policy from lapsing.

There is no charge for this feature.



Reinstatement of a Lapsed Policy

If your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.


The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-141779
1940 Act Registration No. 811-08559

                               End of Prospectus

                                 SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                             Lincoln VULONE product



  Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY VULONE product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Corporate and Group Purchasers and Case
      Exceptions.................................             5
    Assignment...................................             5
    Change of Ownership..........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             7
    Estate Tax Repeal Rider......................             8
ADDITIONAL INFORMATION ABOUT
CHARGES..........................................             8
    Surrender Charges............................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           M-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $2,289,538 in 2010, $1,147,625 in 2009 and $1,900,529 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2010; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.

Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.



ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Min{a+b,c} -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 15 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 15 years after issue, divided by a life contingent annuity due beginning at issue and ending 15 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 financial statements of the Company follow.

                              PROSPECTUS 2

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln VULONE2005, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        19
    Transfer Fee..................................        19
    Mortality and Expense Risk Charge.............        19
    Fixed Account Asset Charge....................        20
    Cost of Insurance Charge......................        20
    Administrative Fee............................        20
    Policy Loan Interest..........................        20
    Rider Charges.................................        20
    Case Exceptions...............................        21
YOUR INSURANCE POLICY.............................        21
    Application...................................        22
    Owner.........................................        22
    Right-to-Examine Period.......................        22
    Initial Specified Amount......................        23
    Transfers.....................................        23
    Market Timing.................................        23
    Optional Sub-Account Allocation Programs......        25


Contents                                                 Page
--------------------------------------------------      -----
    Riders........................................        26
    Continuation of Coverage......................        28
    Termination of Coverage.......................        28
    State Regulation..............................        28
PREMIUMS..........................................        28
    Allocation of Net Premium Payments............        28
    Planned Premiums; Additional Premiums.........        29
    Policy Values.................................        29
DEATH BENEFITS....................................        30
    Death Benefit Options.........................        30
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        31
    Death Benefit Proceeds........................        32
POLICY SURRENDERS.................................        32
    Partial Surrender.............................        33
POLICY LOANS......................................        34
LAPSE AND REINSTATEMENT...........................        34
    No-Lapse Protection...........................        35
    Reinstatement of a Lapsed Policy..............        35
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        36
    Policies That Are MECs........................        37
    Policies That Are Not MECs....................        37
    Other Considerations..........................        38
    Fair Market Value of Your Policy..............        39
    Tax Status of Lincoln Life....................        39
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        39
LEGAL PROCEEDINGS.................................        39
FINANCIAL STATEMENTS..............................        40
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        41

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10-15 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        7.0% of each premium payment.1
 imposed on premiums
 (Premium Load)

                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Surrender Charge*2             Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $60.00 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $32.97 per
                                                                       $1,000 of specified amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum surrender charge is $27.97 per
                                                                       $1,000 of specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor. 1The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.
  2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of net amount at risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.3
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten policy years from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $1.25 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.01 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.08 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the loan
                                                                 account.4




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

     3 Guaranteed at an effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.

     4 Annual interest rate of 5.5% in years 1-10 and 4.5% in years 11 and later.

                     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                   Amount
           Charge                         is Deducted                                  Deducted
 Rider Charges                    Annually                        Individualized based on optional Rider(s)
                                                                  selected.
 Waiver of Monthly                Monthly
 Deduction Rider *
  Maximum and                                                     The waiver of monthly deduction rate factor
  Minimum Charge                                                  ranges from a maximum of 12% of all other
                                                                  covered monthly charges to a minimum of 2%
                                                                  of all other covered monthly charges.
  Charge for a                                                    For a male, age 45, nonsmoker, the maximum
  Representative Insured                                          rate factor is 3.5% of all other covered monthly
                                                                  charges.

                                                                  For a female, age 45, nonsmoker, the maximum
                                                                  rate factor is 5% of all other covered monthly
                                                                  charges.
 No-Lapse Enhancement             N/A                             There is no charge for this rider.
 Rider
 Accounting Value Rider           N/A                             There is no charge for this rider.
 Change of Insured Rider          N/A                             There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you        Maximum charge of 5% of the then current
                                  elect to use the benefit        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.33% 5         0.30%
 (12b-1) fees, and other expenses.




  5 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.72%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life & Annuity Flexible Premium Variable Life Account M (Separate Account) is a Separate Account of the Company which was established on November 24, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.


You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year premium and 27% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.




Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.


We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital .
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.
     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


   o Global Allocation VI Fund (Class I): High total investment return.

Delaware VIP (Reg. TM)Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.

   o High Yield Series (Standard Class): Total return and secondarily high current income.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.


   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.


   o Value Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.


   o DWS Equity 500 Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o DWS Small Cap Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.

     (Subadvised by RREEF America L.L.C.)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management
     & Research Company and FMR Co., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.

     (Subadvised by FMR Co., Inc.)

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisors, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.

     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.

     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.

     (Subadvised by J.P. Morgan Investment Management Inc.)

   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP Wilshire Aggressive Profile Fund)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)

   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income. (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial


   o Utilities Series (Initial Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, will be deducted proportionately from the net accumulation value of each Sub-Account and Fixed Account subject to the charge.

The monthly deductions are made on the "monthly anniversary day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each premium payment. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $60.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.

Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in years 1-10 and 0.20% in years 11 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each policy year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10 in all years.

For the first ten policy years from policy issue date or increase in specified amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $1.25 per $1000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the loan account value in all years.



Rider Charges

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.



Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right-to-Examine Period

You may return your policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the policy (60 days for policies issued in replacement of other insurance). This is called the right to examine period. If the policy is returned for cancellation within the right to examine period, we will refund to you all premium payments. If a premium payment was made by check, there may be a delay until the check clears.

Any net premium payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right to examine period, we will return the full amount of any premium payments made.

Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging or automatic rebalancing program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first policy year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If dollar cost averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first policy anniversary; or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your policy will be issued with automatic rebalancing. When automatic rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

Automatic rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating automatic rebalancing will terminate the No-Lapse Enhancement Rider attached to your policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly deductions will be waived during periods of covered total disability commencing prior to the policy anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.

Change of Insured Rider. If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


No-Lapse Enhancement Rider:


We will automatically issue this rider with your policy. There is no charge for this rider.This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the net accumulation value under the policy is insufficient to cover the monthly deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.


Under this rider, your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

The rider no-lapse value is a reference value only and is not used in determining the actual cash value or death benefit provided by the policy. We calculate the rider no-lapse value in a fashion similar to the accumulation value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse administrative fees. We fix these unique no-lapse variables at issue for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for detailed information about the actual variables applicable to your policy.

On each anniversary, it is possible for investment performance to increase the rider no-lapse value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your policy.

You will select a guaranteed minimum death benefit on the application for your policy. This guaranteed minimum death benefit will be used in determining the actual death benefit proceeds provided by the rider. It will be shown on the policy specifications page.

The initial guaranteed minimum death benefit must be at least 70% of the initial specified amount for the policy. If the policy specified amount is later decreased below the guaranteed minimum death benefit, the guaranteed minimum death benefit will automatically decrease to equal the specified amount as of the same effective date. If the policy specified amount is later increased, the guaranteed minimum death benefit will not automatically increase.

You may choose to increase the guaranteed minimum death benefit subject to the conditions outlined in the No-Lapse Enhancement Rider in your policy. We will limit the amount of any increase so that the guaranteed minimum death benefit will not be more than the lesser of the current specified amount or the initial specified amount of the policy, shown in the policy specifications. Any increase in the guaranteed minimum death benefit will be effective on the next monthly anniversary day following our approval of the increase.

During the period that the rider is preventing the policy from lapsing, the monthly deductions under your policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly administrative fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current monthly deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of premiums you would be required to pay to keep your policy in force (see section headed "Lapse and Reinstatement").

You must maintain automatic rebalancing in order to keep this rider in effect. Automatic rebalancing will be in effect when the policy is issued. If you discontinue automatic rebalancing after the policy is issued, this rider will terminate.

Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy accumulation value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.

The duration of the lapse protection provided by this rider may be reduced if:

1) premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value under the policy. These changes include, but are not limited to, partial surrenders, loans, increases in specified amount, changes in death benefit option, electing to cancel automatic rebalancing, and changes in asset allocation.

Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 100; or

2) surrender or termination of the policy; or

3) automatic rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If your policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

If your policy is issued on or after May 22, 2006, we will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Continuation of Coverage

If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.

Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.


The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4.5% in all years.


The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option           Death Benefit Proceeds Equal to the                 Variability
    1         Specified amount (a minimum of $100,000)        None; level death benefit

 Option                          Death Benefit Proceeds Equal to the                                  Variability
    2         Sum of the specified amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death (i.e. Partial Surrender amounts we may have paid to             of premium paid and the
              the owner after the date of the insured's death but before the death          investment performance of the
              of the insured was reported to us).                                           underlying Sub-Accounts or the
                                                                                            Fixed Account.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.


A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $5,000, the proceeds will be placed into a SecureLine (Reg. TM)account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the

Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed Account and then surrender the policy for reduced guaranteed nonparticipating paid-up insurance. No monthly administrative fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy. The paid-up insurance will not include any additional benefits provided by rider under the original policy.


If you request a lump sum surrender and your surrender value is over $5,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our General Account.

There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.

POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4.5% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No-Lapse Protection

Your policy includes the No-Lapse Enhancement Rider. This means that your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

There is no difference in the calculation of policy values between a policy that has the rider and a policy that does not. This is true whether or not the rider is active and keeping the policy from lapsing.

There is no difference in the calculation of death benefit between a policy that has the rider and a policy that does not, as long as the rider is not actively keeping the policy from lapsing. The death benefit will be based on the specified amount of the policy.

If the rider is actively keeping the policy from lapsing, the death benefit is the guaranteed minimum death benefit less any indebtedness and partial surrenders, which may be less than the specified amount of the policy.

There is no charge for this feature.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.


The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-141779
1940 Act Registration No. 811-08559

                               End of Prospectus

                                  SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                           Lincoln VULONE2005 product



  Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY VULONE2005 product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Corporate and Group Purchasers and Case
      Exceptions.................................             5
    Assignment...................................             5
    Change of Ownership..........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             7
    Estate Tax Repeal Rider......................             8
ADDITIONAL INFORMATION ABOUT
CHARGES..........................................             8
    Surrender Charges............................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           M-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $2,289,538 in 2010, $1,147,625 in 2009 and $1,900,529 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2010; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.

Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.



ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Min{a+b,c} -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 15 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 15 years after issue, divided by a life contingent annuity due beginning at issue and ending 15 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 financial statements of the Company follow.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2010 and 2009, and the related statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                     /s/ Ernst & Young LLP

                                     Philadelphia, Pennsylvania
                                     April 1, 2011

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                  AS OF DECEMBER 31,
                                                                                ---------------------
                                                                                  2010       2009
                                                                                ------- -------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $6,429; 2009 -- $6,229) $ 6,659    $ 6,180
     Equity securities (cost: 2010 and 2009 -- $2)                                    3          2
  Mortgage loans on real estate                                                     225        228
  Policy loans                                                                      431        442
  Other investments                                                                   1          2
                                                                                ------- -------------
        Total investments                                                         7,319      6,854
Cash and invested cash                                                               48         65
Deferred acquisition costs and value of business acquired                           731        856
Premiums and fees receivable                                                          5          5
Accrued investment income                                                            93         92
Reinsurance recoverables                                                            503        502
Goodwill                                                                            162        162
Other assets                                                                        115        105
Separate account assets                                                           2,660      2,263
                                                                                ------- -------------
        Total assets                                                            $11,636    $10,904
                                                                                ======= =============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                        $ 1,523    $ 1,537
Other contract holder funds                                                       5,268      5,084
Other liabilities                                                                   306        264
Separate account liabilities                                                      2,660      2,263
                                                                                ------- -------------
        Total liabilities                                                         9,757      9,148
                                                                                ------- -------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 11)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                   940        940
Retained earnings                                                                   879        846
Accumulated other comprehensive income (loss)                                        60        (30)
                                                                                ------- -------------
        Total stockholder's equity                                                1,879      1,756
                                                                                ------- -------------
            Total liabilities and stockholder's equity                          $11,636    $10,904
                                                                                ======= =============


                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                           FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                          -----------------------
                                                                                          2010    2009    2008
                                                                                          ------- ------- -------
REVENUES
Insurance premiums                                                                        $127    $104    $ 98
Insurance fees                                                                             259     255     248
Net investment income                                                                      418     408     395
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                               (20)    (90)   (106)
  Portion of loss recognized in other comprehensive income                                   5      31      --
                                                                                          ------- ------- -------
     Net other-than-temporary impairment losses on securities recognized in earnings       (15)    (59)   (106)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (2)     (6)      8
                                                                                          ------- ------- -------
        Total realized gain (loss)                                                         (17)    (65)    (98)
Other revenues and fees                                                                     --      (1)     --
                                                                                          ------- ------- -------
     Total revenues                                                                        787     701     643
                                                                                          ------- ------- -------
BENEFITS AND EXPENSES
Interest credited                                                                          207     209     209
Benefits                                                                                   254     225     228
Underwriting, acquisition, insurance and other expenses                                    158     159     156
                                                                                          ------- ------- -------
  Total benefits and expenses                                                              619     593     593
                                                                                          ------- ------- -------
     Income (loss) before taxes                                                            168     108      50
     Federal income tax expense (benefit)                                                   55      35      14
                                                                                          ------- ------- -------
        Net income (loss)                                                                 $113    $73    $ 36
                                                                                          ======= ======= =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                            -----------------------------
                                                              2010      2009      2008
                                                            --------- --------- ---------
COMMON STOCK
Balance as of beginning-of-year                             $  940    $  940    $  940
                                                            --------- --------- ---------
     Balance as of end-of-year                                 940       940       940
                                                            --------- --------- ---------
RETAINED EARNINGS
Balance as of beginning-of-year                                846       757       724
Cumulative effect from adoption of new accounting standards     --        16        --
Comprehensive income (loss)                                    203       269      (167)
Less other comprehensive income (loss), net of tax             (90)     (196)      203
                                                            --------- --------- ---------
     Net income (loss)                                         113        73        36
Dividends declared                                             (80)       --        (3)
                                                            --------- --------- ---------
     Balance as of end-of-year                                 879       846       757
                                                            --------- --------- ---------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (30)     (210)       (7)
Cumulative effect from adoption of new accounting standards     --       (16)       --
Other comprehensive income (loss), net of tax                   90       196      (203)
                                                            --------- --------- ---------
     Balance as of end-of-year                                  60       (30)     (210)
                                                            --------- --------- ---------
         Total stockholder's equity as of end-of-year       $1,879    $1,756    $1,487
                                                            ========= ========= =========

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                         FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                     ------------------ -------
                                                                                      2010      2009    2008
                                                                                     -------- --------- -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                    $ 113    $   73    $ 36
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                  28        27       7
  Change in premiums and fees receivable                                                --        (2)      1
  Change in accrued investment income                                                   (1)       (6)     (3)
  Change in future contract benefits and other contract holder funds                   (84)     (140)     50
  Change in reinsurance related assets and liabilities                                  25        92    (116)
  Change in federal income tax accruals                                                 40        44     (26)
  Realized (gain) loss                                                                  17        65      98
  Other                                                                                (18)       (5)    (15)
                                                                                     -------- --------- -------
     Net cash provided by (used in) operating activities                               120       148      32
                                                                                     -------- --------- -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                            (920)   (1,150)   (833)
Sales of available-for-sale securities                                                 210       271     162
Maturities of available-for-sale securities                                            451       384     548
Purchases of other investments                                                        (119)      (18)    (76)
Sales or maturities of other investments                                               135        70      37
                                                                                     -------- --------- -------
     Net cash provided by (used in) investing activities                              (243)     (443)   (162)
                                                                                     -------- --------- -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable              583       663     538
Withdrawals of fixed account values, including the fixed portion of variable          (346)     (308)   (406)
Transfers to and from separate accounts, net                                           (51)      (50)    (72)
Common stock issued for benefit plans and excess tax benefits                           --        --      (4)
Dividends paid to stockholders                                                         (80)       --      --
                                                                                     -------- --------- -------
     Net cash provided by (used in) financing activities                               106       305      56
                                                                                     -------- --------- -------
Net increase (decrease) in cash and invested cash, including discontinued operations   (17)       10     (74)
Cash and invested cash, including discontinued operations, as of beginning-of-year      65        55     129
                                                                                     -------- --------- -------
     Cash and invested cash, including discontinued operations, as of end-of-year     $ 48    $   65    $ 55
                                                                                     ======== ========= =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and work-site and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 20 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 3 and 12 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U. S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collat- eralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

- Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to fle bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g. , whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g. , if there has been a replacement of the corporate debt security).

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS
We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Income (Loss).

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). DSI amortization is reported in interest credited on our Statements of Income
(Loss). The amortization of DFEL is reported within insurance fees on our Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain
(loss) on our Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of

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impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions -- Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income (Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted

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actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2010, and approximately 65% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

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INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 15 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). See Note 17 for additional information.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 5 for additional information.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in
Note 19 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments -- Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                  UNREALIZED    UNREALIZED
                                     OTTI          LOSS
                                    ON AFS        ON AFS
                                  SECURITIES    SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $11          $ 29     $ 40
Change in DAC, VOBA,
  DSI, and DFEL                         (4)          (11)     (15)
Income tax                              (2)           (7)      (9)
                                ------------- ------------- --------
     Net cumulative effect
       adjustment                      $ 5          $ 11     $ 16
                                ============= ============= ========

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $25
CMOs                                   15
                                      ---
  Total fixed maturity AFS securities $40
                                      ===

In addition, we include on the face of our Statements of Income (Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 12, and the enhanced disclosures related to OTTI are included in Note 3.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. NEW ACCOUNTING STANDARDS (CONTINUED)

the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 3. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Financial Statements beginning with the reporting period ending March 31, 2011.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our financial condition and result of operations.

3. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           ----------------------------------------
                                                        GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                             COST    GAINS   LOSSES   OTTI   VALUE
                                           --------- ----- --------- ------- ------
FIXED MATURITY SECURITIES
Corporate bonds                               $4,898 $348   $ 93         $13 $5,140
U.S. Government bonds                             29    4     --          --     33
Foreign government bonds                          28    2     --          --     30
MBS:
  CMOs                                           639   38     23          12    642
  MPTS                                           250    7     --          --    257
  CMBS                                           200    8     25          --    183
ABS CDOs                                           3   --     --          --      3
State and municipal bonds                        257    1      8          --    250
Hybrid and redeemable preferred securities       125    6     10          --    121
                                           --------- ----- --------- ------- ------
     Total fixed maturity securities           6,429  414    159          25  6,659
                                           --------- ----- --------- ------- ------
EQUITY SECURITIES
Other securities                                   2    1     --          --      3
                                           --------- ----- --------- ------- ------
     Total equity securities                       2    1     --          --      3
                                           --------- ----- --------- ------- ------
         Total AFS securities                 $6,431 $415   $159         $25 $6,662
                                           ========= ===== ========= ======= ======

                                                     AS OF DECEMBER 31, 2009
                                           ----------------------------------------
                                                        GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                             COST    GAINS   LOSSES   OTTI   VALUE
                                           --------- ----- --------- ------- ------
FIXED MATURITY SECURITIES
Corporate bonds                               $4,723  $219   $183        $15 $4,744
U.S. Government bonds                             29     3     --         --     32
Foreign government bonds                          23     1     --         --     24
MBS:
  CMOs                                           674    31     40         16    649
  MPTS                                           245     4      2         --    247
  CMBS                                           255     6     43         --    218
ABS CDOs                                           4    --      1         --      3
State and municipal bonds                        176     1      7         --    170
Hybrid and redeemable preferred securities       100     8     15         --     93
                                           --------- ----- ------ ---------- ------
     Total fixed maturity securities           6,229   273    291         31  6,180
                                           --------- ----- ------ ---------- ------
EQUITY SECURITIES
Other securities                                   2    --     --         --      2
                                           --------- ----- ------ ---------- ------
     Total equity securities                       2    --     --         --      2
                                           --------- ----- ------ ---------- ------
         Total AFS securities                 $6,231  $273   $291        $31 $6,182
                                           ========= ===== ====== ========== ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                     $  254        $  260
Due after one year through five years          999         1,059
Due after five years through ten years       2,001         2,169
Due after ten years                          2,083         2,086
                                         --------- -------------
  Subtotal                                   5,337         5,574
                                         --------- -------------
MBS                                          1,089         1,082
CDOs                                             3             3
                                         --------- -------------
     Total fixed maturity AFS securities    $6,429        $6,659
                                         ========= =============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                 AS OF DECEMBER 31, 2010
                                                              ------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              ------------------ ----------------------- -----------------
                                                                       GROSS                GROSS                 GROSS
                                                                     UNREALIZED           UNREALIZED            UNREALIZED
                                                               FAIR  LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                              VALUE     OTTI     VALUE       OTTI        VALUE     OTTI
                                                              ----- ------------ ----- ----------------- ------ ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                $505          $26  $371              $ 80 $  876       $106
MBS:
  CMOs                                                           42           14    94                21    136         35
  CMBS                                                            4           --    39                25     43         25
State and municipal bonds                                       179            7     8                 1    187          8
Hybrid and redeemable preferred securities                       21            2    43                 8     64         10
                                                              ----- ------------ ----- ----------------- ------ ----------
     Total fixed maturity AFS securities                       $751          $49  $555              $135 $1,306       $184
                                                              ===== ============ ===== ================= ====== ==========
Total number of AFS securities in an unrealized loss position                                                          401
                                                                                                                ==========

                                                                                   AS OF DECEMBER 31, 2009
                                                              ------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              ------------------ ----------------------- -----------------
                                                                       GROSS                GROSS                 GROSS
                                                                     UNREALIZED           UNREALIZED            UNREALIZED
                                                               FAIR  LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                              VALUE     OTTI     VALUE       OTTI        VALUE     OTTI
                                                              ----- ------------ ----- ----------------- ------ ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                $479        $42  $  850             $156  $1,329       $198
MBS:
  CMOs                                                           34         16     117               40     151         56
  MPTS                                                          122          1       4                1     126          2
  CMBS                                                           24          2      61               41      85         43
ABS CDOs                                                         --         --       3                1       3          1
State and municipal bonds                                       116          5      17                2     133          7
Hybrid and redeemable preferred securities                        3         --      70               15      73         15
                                                              ----- ----------  ------ ----------------- ------ ----------
     Total fixed maturity AFS securities                       $778        $66  $1,122             $256  $1,900       $322
                                                              ===== ==========  ====== ================= ====== ==========
Total number of AFS securities in an unrealized loss position                                                          580
                                                                                                                ==========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2010
                                                    ---------------------------------------
                                                          GROSS UNREALIZED
                                                     FAIR ----------------    NUMBER OF
                                                    VALUE LOSSES   OTTI     SECURITIES(1)
                                                    ----- ------ --------- ----------------
Less than six months                                 $ 25   $ 12       $--              17
Six months or greater, but less than nine months        9      3        --               2
Nine months or greater, but less than twelve months     6      2        --               3
Twelve months or greater                              126     84        22              76
                                                    ----- ------ --------- ----------------
  Total                                              $166   $101       $22              98
                                                    ===== ====== ========= ================

                                                              AS OF DECEMBER 31, 2009
                                                    --------------------------------------
                                                          GROSS UNREALIZED
                                                     FAIR ----------------    NUMBER OF
                                                    VALUE LOSSES   OTTI     SECURITIES(1)
                                                    ----- ------ --------- ----------------
Less than six months                                 $ 47   $ 14       $ 1              23
Six months or greater, but less than nine months       39     26        --              13
Nine months or greater, but less than twelve months    55     23        17              35
Twelve months or greater                              191    135        12             104
                                                    ----- ------ --------- ---------------
  Total                                              $332   $198       $30             175
                                                    ===== ====== ========= ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $138 million in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                            FOR THE
                                          YEARS ENDED
                                         DECEMBER 31,
                                         ---------------
                                           2010    2009
                                         ------- -------
Balance as of beginning-of-year           $46     $--
  Cumulative effect from adoption
     of new accounting standard            --       5
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not previously
        recognized                          1      46
     Credit losses on securities for
        which an OTTI was previously
        recognized                          9      --
  Decreases attributable to:
     Securities sold                       (9)     (5)
                                         ------- -------
          Balance as of end-of-year       $47     $46
                                         ======= =======

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York and Texas, which accounted for 38% of mortgage loans as of December 31, 2010, and New York, Illinois and Texas, which accounted for 36% of mortgage loans as of December 31, 2009.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                    AS OF DECEMBER 31,
                                    ---------------------
                                     2010         2009
                                    ------- -------------
Current                              $226          $230
Valuation allowance associated with
  impaired mortgage loans on real
  estate                               --            (1)
Unamortized premium (discount)         (1)           (1)
                                    ------- -------------
     Total carrying value            $225          $228
                                    ======= =============

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                        AS OF DECEMBER 31,
                                      ---------------------
                                      2010       2009
                                      ---- ----------------
Number of impaired mortgage
  loans on real estate                  --             1
                                      ==== ================
Principal balance of impaired
  mortgage loans on real estate        $--            $3
Valuation allowance associated
  with impaired mortgage loans
  on real estate                        --            (1)
                                      ---- ----------------
     Carrying value of impaired
        mortgage loans on real estate  $--           $2
                                      ==== ================

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2010     2009     2008
                                    ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                        $--          $1  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                         --           --   --
Amount of interest income collected
  on impaired mortgage loans on
  real estate                         --           --   --
                                    ==== ============ ====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                  DEBT-
                                                SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                     $187  82.8%       1.58
65% to 74%                          34  15.0%       1.50
75% to 100%                          5   2.2%       0.41
                             --------- --------
  Total mortgage loans on
     real estate                  $226 100.0%
                             ========= ========

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income (Loss) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                              -------------------------------
                                2010         2009       2008
                              ------- --------------- -------
Fixed maturity AFS securities $384            $372    $355
Mortgage loans on real estate   15              15      17
Policy loans                    25              25      24
Invested cash                   --              --       3
Consent fees                     1              --      --
                              ------- --------------- -------
  Investment income            425             412     399
Investment expense              (7)             (4)     (4)
                              ------- --------------- -------
     Net investment income    $418            $408    $395
                              ======= =============== =======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                --------------------------------
                                  2010        2009        2008
                                ------- --------------- --------
Fixed maturity AFS securities:
  Gross gains                   $  7           $  13    $   4
  Gross losses                   (29)           (103)    (151)
Gain (loss) on other
  investments                      1              (1)      --
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other contract
  holder funds                     6              25       51
                                ------- --------------- --------
     Total realized gain (loss)
        related to certain
        investments             $(15)          $ (66)   $ (96)
                                ======= =============== ========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                  -----------------------------------
                                    2010        2009          2008
                                  ------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (8)           $(37)      $ (65)
  MBS:
     CMOs                          (12)            (49)        (68)
     CMBS                           (5)             --          --
                                  ------- --------------- -----------
        Total fixed maturity
           securities              (25)            (86)       (133)
                                  ------- --------------- -----------
Equity securities:
  Other securities                  --              (1)         --
                                  ------- --------------- -----------
     Total equity securities        --              (1)         --
                                  ------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (25)            (87)       (133)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                 10              28          27
                                  ------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(15)           $(59)      $(106)
                                  ======= =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $  6            $ 46       $  --
Change in DAC, VOBA, DSI
  and DFEL                          (1)            (15)         --
                                  ------- --------------- -----------
     Net portion of OTTI
        recognized in OCI,
        pre-tax                   $  5              $31      $  --
                                  ======= =============== ===========

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS
As of December 31, 2010 and 2009, we reviewed our corporate bond portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $1 million, which included private placements and mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investment in one issuer was our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $507 million and $472 million, or 7% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010 and 2009, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $713 million and $623 million, or 10% and 9% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $647 million and $676 million, or 9% and 10% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amounts; as such, these amounts will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million and $13 million as of December 31, 2010 and 2009, respectively.

4. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

Through LNL, we use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See below for further details.

See Note 19 for additional disclosures related to the fair value of our financial instruments.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                                    --------------------------------------------------------------------
                                                                             ASSET CARRYING        (LIABILITY) CARRYING
                                                       NUMBER                 OR FAIR VALUE            OR FAIR VALUE
                                                         OF     NOTIONAL ----------------------- -----------------------
                                                    INSTRUMENTS AMOUNTS  GAIN      LOSS          GAIN            LOSS
                                                    ----------- -------- ---- ------------------ ---- ------------------
GLB reserves(1)                                        10,646      $--   $--                $--  $18            $(42)
                                                    =========== ======== ==== ================== ==== ==================
                                                                         AS OF DECEMBER 31, 2009
                                                    --------------------------------------------------------------------
                                                                             ASSET CARRYING        (LIABILITY) CARRYING
                                                       NUMBER                 OR FAIR VALUE            OR FAIR VALUE
                                                         OF     NOTIONAL ----------------------- -----------------------
                                                    INSTRUMENTS AMOUNTS  GAIN      LOSS          GAIN            LOSS
                                                    ----------- -------- ---- ------------------ ---- ------------------
GLB reserves(1)                                         9,748      $--   $--                $--  $11            $(43)
                                                    =========== ======== ==== ================== ==== ==================

(1)  Reported in future contract benefits on our Balance Sheets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4. DERIVATIVE INSTRUMENTS (CONTINUED)

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Income (Loss) were as follows:

                      FOR THE YEARS ENDED
                          DECEMBER 31,
                  --------------------------
                  2010      2009      2008
                  ---- ------------ --------
GLB reserves(1)   $8          $92    $(107)
                  ==== ============ ========

(1)  Reported in realized gain (loss) on our Statements of Income (Loss).

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER(R) and LINCOLN LIFETIME INCOME(SM) ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $1.3 billion of account values that were attributable to variable annuities with a GWB feature and $383 million of account values that were attributable to variable annuities with a GIB feature.

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                           FOR THE YEARS ENDED
                               DECEMBER 31,
                       -------------------------
                       2010      2009       2008
                       ---- --------------- ----
Current                 $30          $(9)    $13
Deferred                 25           44       1
                       ---- --------------- ----
  Federal income tax
     expense (benefit)  $55          $35     $14
                       ==== =============== ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                -------------------------------
                                  2010        2009       2008
                                ------- --------------- -------
Tax rate times pre-tax income    $59             $38     $18
Effect of:
  Separate account dividend
     received deduction           (3)             (2)     (3)
  Other items                     (1)             (1)     (1)
                                ------- --------------- -------
     Federal income tax expense
       (benefit)                 $55             $35     $14
                                ======= =============== =======
Effective tax rate                33%             32%     28%
                                ======= =============== =======

The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                     AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    -------- ------------
Current                             $ (24)       $  (6)
Deferred                             (259)        (178)
                                    -------- ------------
     Total federal income tax asset
        (liability)                 $(283)       $(184)
                                    ======== ============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5. FEDERAL INCOME TAXES (CONTINUED)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                             ---------------------
                                               2010        2009
                                             -------- ------------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                      $  66        $  83
Investments                                     11           14
Net unrealized loss on AFS Securities           --           15
Net capital loss carryforward                    9           11
Other                                            4            6
                                             -------- ------------
     Total deferred tax assets                  90          129
                                             -------- ------------
DEFERRED TAX LIABILITIES
DAC                                            140          150
VOBA                                           112          146
Net unrealized gain on AFS securities           82           --
Other                                           15           11
                                             -------- ------------
     Total deferred tax liabilities            349          307
                                             -------- ------------
        Net deferred tax asset (liability)   $(259)       $(178)
                                             ======== ============

As of December 31, 2010, LLANY had net capital loss carryfor-wards of $26 million which will expire in 2014. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $6 million and $5 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense (benefit) and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $3 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                           2010     2009
                                         ------- -----------
Balance as of beginning-of-year           $24            $23
  Increases for prior year tax positions   --              1
  Decreases for current year tax
     positions                             (2)            --
                                         ------- -----------
        Balance as of end-of-year         $22            $24
                                         ======= ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009, and 2008, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $4 million and $3 million as of December 31, 2010 and 2009, respectively

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP LifeAmerica Insurance Company, the IRS is examining the tax year ended April 1, 2007.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $7 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                  DECEMBER 31,
                                    --------------- -------
                                    2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $439    $460    $306
  Deferrals                           72      76      95
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes            (6)     --     (12)
     Prospective unlocking --
        model refinements             (4)     --       9
     Retrospective unlocking           9       3     (10)
     Other amortization, net of
        interest                     (50)    (40)    (36)
  Adjustment related to realized
     (gains) losses                    2      20      36
  Adjustment related to
     unrealized (gains) losses       (50)    (80)     72
                                    ------- ------- -------
        Balance as of end-of-year   $412    $439    $460
                                    ======= ======= =======

Changes in VOBA (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    -----------------------
                                      2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $417    $655    $493
  Deferrals                            1       2       3
  Amortization:
     Prospective unlocking --
        assumption changes            21       3       4
     Prospective unlocking --
        model refinements             (2)     --      --
     Retrospective unlocking          (2)     (2)      3
     Other amortization              (68)    (73)    (72)
  Accretion of interest(1)            22      24      26
  Adjustment related to realized
     (gains) losses                   --       6       7
  Adjustment related to
     unrealized (gains) losses       (70)   (198)    191
                                    ------- ------- -------
        Balance as of end-of-year   $319    $417    $655
                                    ======= ======= =======

(1) The interest accrual rates utilized to calculate the accre- tion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011      $37
2012       32
2013       30
2014       28
2015       27

Changes in DSI (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                     2010   2009    2008
                                   ------- ------- -------
Balance as of beginning-of-year     $16     $14     $14
  Deferrals                           3       3       4
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes           --      --      (2)
     Other amortization, net of
        interest                     (2)     (1)     (2)
  Adjustment related to unrealized
     (gains) losses                  (4)     --      --
                                   ------- ------- -------
        Balance as of end-of-year   $13     $16     $14
                                   ======= ======= =======

Changes in DFEL (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    -----------------------
                                      2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $ 87     $65     $48
  Deferrals                           35      34      27
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes            (2)     (1)     --
     Prospective unlocking --
        model refinements              1      --       4
     Retrospective unlocking           1      (1)     (4)
     Other amortization, net of
        interest                     (13)    (10)    (10)
  Adjustment related to
     unrealized (gains) losses        (8)     --      --
                                    ------- ------- -------
        Balance as of end-of-year   $101     $87     $65
                                    ======= ======= =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

7. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income (Loss):

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                              --------------------------
                                2010     2009     2008
                              -------- -------- --------
Direct insurance premiums
  and fees                    $ 529    $ 502    $ 480
Reinsurance ceded              (143)    (143)    (134)
                              -------- -------- --------
  Total insurance premiums
     and fees, net            $ 386    $ 359    $ 346
                              ======== ======== ========
Direct insurance benefits     $ 425    $ 365    $ 395
Reinsurance recoveries netted
  against benefits             (171)    (140)    (167)
                              -------- -------- --------
  Total benefits, net         $ 254    $ 225    $ 228
                              ======== ======== ========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 22, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The carrying amount of our goodwill (in millions) for the years ended December 31, 2010 and 2009, was as follows:

                                        GROSS
                                      CARRYING
                                       AMOUNT
                                      --------
Retirement Solutions -- Annuities         $ 26
Insurance Solutions -- Life Insurance      136
                                      --------
  Total                                   $162
                                      ========

There were no changes in the carrying amount of goodwill during the years ended December 31, 2010, or December 31, 2009.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                   AS OF DECEMBER 31,
                                       -------------------------------------------
                                               2010                   2009
                                       --------------------- ---------------------
                                         GROSS                GROSS
                                       CARRYING ACCUMULATED  CARRYING  ACCUMULATED
                                        AMOUNT  AMORTIZATION  AMOUNT  AMORTIZATION
                                       -------- ------------ -------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                               $7           $1       $7           $1
                                       ======== ============ ======== ============

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2010.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value                $1,834      $1,558
Net amount at risk(1)                25          63
Average attained age of contract
  holders                        54 YEARS    53 years
MINIMUM RETURN
Average attained age of contract
  holders                        79 YEARS    78 years
Guaranteed minimum return               5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                 $ 995       $ 915
Net amount at risk(1)                  78         162
Average attained age of contract
  holders                        66 YEARS    65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                -----------------------
                                  2010   2009    2008
                                ------- ------- -------
Balance as of beginning-of-year  $ 2    $  8     $ 1
  Changes in reserves             --      --       9
  Benefits paid                   (1)     (6)     (2)
                                ------- ------- -------
     Balance as of end-of-year   $ 1    $  2     $ 8
                                ======= ======= =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                    2010        2009
                                  --------- -----------
ASSET TYPE
Domestic equity                   $  990      $  890
International equity                 454         392
Bonds                                479         300
Money market                         184         231
                                  --------- -----------
  Total                           $2,107      $1,813
                                  ========= ===========
Percent of total variable annuity
  separate account values             89%         89%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2010, and approximately 65% of total sales for these products for the year ended December 31, 2010.

10. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                           2010      2009
                                          ------ -----------
Fixed account values, including the fixed
  portion of variable and other contract
  holder funds                            $4,965      $4,808
DFEL                                         101          87
Contract holder dividends payable            161         164
Premium deposit funds                         11          10
Undistributed earnings on participating
  business                                    30          15
                                          ------ -----------
     Total other contract holder funds    $5,268      $5,084
                                          ====== ===========

As of December 31, 2010 and 2009, participating policies comprised approximately 3% and 4%, respectively, of the face amount of insurance in force, and dividend expenses were $27 million, $29 million and $29 million for the years ended December 31, 2010, 2009 and 2008, respectively.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

In the ordinary course of our business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2010, approximately 88% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was immaterial as of December 31, 2010 and 2009.

12. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                       -------------------------
                                         2010     2009     2008
                                       ------- -------- --------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $(19)   $(211)   $  (8)
  Cumulative effect from adoption of
     new accounting standards            --      (11)      --
  Unrealized holding gains (losses)
     arising during the year            252      541     (758)
  Change in DAC, VOBA, DSI and
     other contract holder funds       (123)    (282)     337
  Income tax benefit (expense)          (51)     (98)     156
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                   (22)     (90)    (147)
     Associated amortization of DAC,
        VOBA, DSI and DFEL                6       25       51
     Income tax benefit (expense)         6       23       34
                                       ------- -------- --------
        Balance as of end-of-year      $ 69    $ (19)   $(211)
                                       ======= ======== ========

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ---------------------------
                                           2010    2009       2008
                                         ------- ----------- -------
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year          $(12)       $ --        $--
(Increases) attributable to:
  Cumulative effect from adoption of
     new accounting standards              --          (5)        --
  Gross OTTI recognized in OCI during
     the year                              (6)        (46)        --
  Change in DAC, VOBA, DSI and
     DFEL                                   1          15         --
  Income tax benefit (expense)              2          11         --
Decreases attributable to:
  Sales, maturities or other settlements
     of AFS securities                     12          26         --
  Change in DAC, VOBA, DSI and
     DFEL                                  (4)         (6)        --
  Income tax benefit (expense)             (3)         (7)        --
                                         ------- ----------- -------
        Balance as of end-of-year        $(10)       $(12)       $--
                                         ======= =========== =======
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year          $  1        $  1        $ 1
                                         ------- ----------- -------
        Balance as of end-of-year        $  1        $  1        $ 1
                                         ======= =========== =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

13. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Statements of Income (Loss) were as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                               ----------------------
                                                 2010  2009   2008
                                               ------- ---- ---------
Total realized gain (loss) on investments(1)     $(15) $(66)    $(96)
Realized gain (loss) on certain reinsurance
  derivatives(2)                                   --    --       (1)
Guaranteed living benefits(3):
  Gross gain (loss)                                --     1       --
  Associated amortization of DAC, VOBA,
     DSI and DFEL                                  (2)   --       (1)
                                               ------- ---- ---------
        Total realized gain (loss)               $(17) $(65)    $(98)
                                               ======= ==== =========

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.

(2) Represents changes in the fair value of total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements).

(3)  Represents the change in embedded derivative reserves of our GLB products.

14. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                     ----------------------
                                     2010 2009      2008
                                     ---- ---- ------------
Commissions                          $ 74 $ 71      $ 84
General and administrative expenses    61   65        66
DAC and VOBA deferrals and interest,
  net of amortization                   7    7       (10)
Taxes, licenses and fees               16   16        16
                                     ---- ---- ------------
     Total                           $158 $159      $156
                                     ==== ==== ============

15. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively, including those of LLANY. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees, LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretire-ment plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

16. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor contributory defined contribution plans for eligible employees and agents, respectively, including those of LLANY, which includes money purchase plans. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. The expenses related to these plans was $2 million for the years ended December 31, 2010, 2009 and 2008, which are recorded in the underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees; agents and non-employee directors. LLANY participants in five of these deferred compensation plans. The liability for these five plans was $1 million and $2 million as of December 31, 2010 and 2009, respectively, which is recorded in other liabilities in our Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC and LNL qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to LNC and LNL qualified defined contribution plans. Our expense for this plan was not significant for the years December 31, 2010, 2009 and 2008.

DEFERRED COMPENSATION PLAN FOR AGENTS
LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under LNC and LNL qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to LNC and LNL qualified defined contribution plans. Our expenses for these plans were not significant for the years December 31, 2010, 2009 and 2008.

17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards. LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees and agents was not material for the years ended December 31, 2010, 2009 and 2008.

18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

18. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)

Specified statutory information (in millions) was as follows:

                                            AS OF DECEMBER 31,
                                           ----------------------
                                           2010           2009
                                           ----      ------------
Capital and surplus                        $794           $819

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                           ----------------------
                                           2010 2009      2008
                                           ---- ---- ------------
Net gain (loss) from operations, after-tax  $73 $107      $ 13
Net income (loss)                            55   13       (95)
Dividends to LNC                             80   --        --

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to our RBC ratios and future dividend capacity with a slight decrease in statutory reserves offset by a higher capital requirement. LNC utilizes captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in its life insurance subsidiaries.

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                        2010        2009
                                       ------- -------------
Calculation of reserves using
  continuous CARVM                      $(5)          $(6)
Conservative valuation rate on certain
  variable annuities                     (1)           --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance, provided such dividend, along with all other dividends paid within the preceding twelve consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $73 million in 2011 without prior approval from the Superintendent.

19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                   AS OF DECEMBER 31,
                                                      ---------------------------------------------
                                                              2010                     2009
                                                      ---------------------- ----------------------
                                                      CARRYING       FAIR    CARRYING       FAIR
                                                       VALUE        VALUE     VALUE        VALUE
                                                      ----------- ---------- ----------- ----------
ASSETS
AFS securities:
  Fixed maturity securities                            $ 6,659    $ 6,659     $ 6,180    $ 6,180
  Equity securities                                          3          3           2          2
Mortgage loans on real estate                              225        243         228        234
Other investments                                            1          1           2          2
Cash and invested cash                                      48         48          65         65
Separate account assets                                  2,660      2,660       2,263      2,263
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                        (24)       (24)        (32)       (32)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts      (98)       (98)        (81)       (81)
  Account values of certain investment contracts        (1,396)    (1,442)     (1,356)    (1,364)
Other liabilities:
  Deferred compensation plans embedded derivatives          (1)        (1)         (2)        (2)

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                               AS OF DECEMBER 31, 2010
                                                   ------------------------------------------------
                                                    QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT  SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE   UNOBSERVABLE   TOTAL
                                                    ASSETS        INPUTS        INPUTS      FAIR
                                                   (LEVEL 1)     (LEVEL 2)    (LEVEL 3)     VALUE
                                                   ----------- ------------- ------------ ---------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                     $ 5        $4,996        $139    $5,140
     U.S. Government bonds                                32            --           1        33
     Foreign government bonds                             --            29           1        30
     MBS:
        CMOs                                              --           640           2       642
        MPTS                                              --           257          --       257
        CMBS                                              --           168          15       183
     ABS CDOs                                             --            --           3         3
     State and municipal bonds                            --           250          --       250
     Hybrid and redeemable preferred securities           --           117           4       121
  Equity AFS securities:
     Other securities                                      3            --          --         3
Cash and invested cash                                    --            48          --        48
Separate account assets                                   --         2,660          --     2,660
                                                   --------- ------------- -------------- ---------
       Total assets                                      $40        $9,165        $165    $9,370
                                                   ========= ============= ============== =========
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                      $--          $ --        $(24)   $  (24)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --          (1)       (1)
                                                   --------- ------------- -------------- ---------
     Total liabilities                                   $--          $ --        $(25)   $  (25)
                                                   ========= ============= ============== =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                               AS OF DECEMBER 31, 2009
                                                   ------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR SIGNIFICANT   SIGNIFICANT
                                                   IDENTICAL   OBSERVABLE    UNOBSERVABLE   TOTAL
                                                      ASSETS     INPUTS         INPUTS      FAIR
                                                   (LEVEL 1)   (LEVEL 2)      (LEVEL 3)     VALUE
                                                   --------- ------------- -------------- ---------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                     $ 5        $4,579        $160    $4,744
     U.S. Government bonds                                31             1          --        32
     Foreign government bonds                             --            24          --        24
     MBS:
        CMOs                                              --           646           3       649
        MPTS                                              --           247          --       247
        CMBS                                              --           167          51       218
     ABS:
        CDOs                                              --            --           3         3
     State and municipal bonds                            --           170          --       170
     Hybrid and redeemable preferred securities           --            79          14        93
  Equity AFS securities:
     Other securities                                      2            --          --         2
Cash and invested cash                                    --            65          --        65
Separate account assets                                   --         2,263          --     2,263
                                                   --------- ------------- -------------- ---------
       Total assets                                      $38        $8,241        $231    $8,510
                                                   ========= ============= ============== =========
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                      $--        $   --        $(32)   $  (32)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --          (2)       (2)
                                                   --------- ------------- -------------- ---------
     Total liabilities                                   $--        $   --        $(34)   $  (34)
                                                   ========= ============= ============== =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- -------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                        $ 160         $ 1      $ 6           $ (10)       $ (18)     $139
     U.S. Government bonds                                     --          --       --              --            1         1
     Foreign government bonds                                  --          --       --              --            1         1
     MBS:
       CMOs                                                     3          --       --              (1)          --         2
       CMBS                                                    51          (5)      12             (14)         (29)       15
     ABS:
       CDOs                                                     3          --       --              --           --         3
     Hybrid and redeemable preferred securities                14          --      (10)             --           --         4
Future contract benefits(3):
  GLB reserves embedded derivatives                           (32)          8       --              --           --       (24)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (2)         (2)      --               3           --        (1)
                                                        ------------ ----------- -------- --------------- ------------ ---------
       Total, net                                           $ 197         $ 2      $ 8           $ (22)       $ (45)     $140
                                                        ============ =========== ======== =============== ============ =========

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- -------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                        $ 176        $ (2)        $ 3          $ 6         $(23)     $160
     MBS:
       CMOs                                                    22          --          --           (1)         (18)        3
       CMBS                                                    42          --          12           (3)          --        51
     ABS:
       CDOs                                                     4          --           2           (3)          --         3
     State and municipal bonds                                 37          --          --           (5)         (32)       --
     Hybrid and redeemable preferred securities                 6          --           8           --           --        14
Future contract benefits(3):
  GLB reserves embedded derivatives                          (124)         92          --           --           --       (32)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (2)         (5)         --            5           --        (2)
                                                        ------------ ----------- -------- --------------- ------------ ---------
       Total, net                                           $ 161         $85         $25          $(1)        $(73)     $197
                                                        ============ =========== ======== =============== ============ =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                  FOR THE YEAR ENDED DECEMBER 31, 2008
                                                        ---------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- ----------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                         $220       $ (16)       $(18)           $(17)        $  7     $ 176
     Foreign government bonds                                   5          --          --              (5)          --        --
     MBS:
       CMOs                                                    42          (4)          1              (3)         (14)       22
       CMBS                                                    60          --         (30)              7            5        42
     ABS:
       CDOs                                                     7          --          (3)             --           --         4
     State and municipal bonds                                 38          --          (1)             --           --        37
     Hybrid and redeemable preferred securities                --          --          --               6           --         6
Future contract benefits(3):
  GLB reserves embedded derivatives                           (17)       (107)         --              --           --      (124)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (1)         (8)         --               7           --        (2)
                                                        ------------ ----------- ----------- --------------- ------------ ---------
       Total, net                                            $354       $(135)       $(51)            $(5)        $ (2)    $ 161
                                                        ============ =========== =========== =============== ============ =========

(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Income (Loss).

(3) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Income (Loss).

(4) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisi- tion, insurance and other expenses on our Statements of Income (Loss).


The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2010    2009    2008
                                    ------- ------- --------
Investments(1):
  GLB reserves embedded derivatives  $16     $99    $(100)
Other liabilities:
  Deferred compensation plans
     embedded derivatives(2)          (2)     (5)      (8)
                                    ------- ------- --------
        Total, net                   $14     $94    $(108)
                                    ======= ======= ========

(1)  Included in realized gain (loss) on our Statements of Income (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2010
                                 -------------------------------
                                 TRANSFERS  TRANSFERS
                                  IN TO       OUT OF
                                 LEVEL 3      LEVEL 3    TOTAL
                                 ------- -------------- --------
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                 $5        $(23)    $(18)
     U.S. Government bonds            1          --        1
     Foreign government bonds         1          --        1
     MBS CMBS                         1         (30)     (29)
                                 ------- -------------- --------
        Total, net                   $8        $(53)    $(45)
                                 ======= ============== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

20. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net liability.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements; and

     -    Change in the GLB embedded derivative reserves.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortiza-tion) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                          -----------------------------------
                           2010           2009         2008
                          ------- ------------------ --------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities            $111               $ 99    $  96
     Defined Contribution   53                 52       52
                          ------- ------------------ --------
        Total Retirement
           Solutions       164                151      148
                          ------- ------------------ --------
  Insurance Solutions:
     Life Insurance        563                550      531
     Group Protection       62                 48       39
                          ------- ------------------ --------
        Total Insurance
           Solutions       625                598      570
                          ------- ------------------ --------
  Other Operations          18                 20       25
Excluded realized
  gain (loss), pre-tax     (20)               (68)    (100)
                          ------- ------------------ --------
        Total revenues    $787               $701    $ 643
                          ======= ================== ========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                               -------------------------------
                                 2010        2009       2008
                               ------- --------------- -------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $22             $22    $  3
     Defined Contribution        (1)              3       4
                               ------- --------------- -------
        Total Retirement
           Solutions             21              25       7
                               ------- --------------- -------
  Insurance Solutions:
     Life Insurance              96              80      75
     Group Protection            (2)             --       2
                               ------- --------------- -------
        Total Insurance
           Solutions             94              80      77
                               ------- --------------- -------
  Other Operations               11              12      17
Excluded realized
  gain (loss), after-tax        (13)            (44)    (65)
                               ------- --------------- -------
        Net income (loss)      $113             $73    $ 36
                               ======= =============== =======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                -----------------------
                                2010     2009     2008
                                ---- ------------ -----
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                     $ 69         $ 62 $  57
  Defined Contribution            49           48    48
                                ---- ------------ -----
     Total Retirement Solutions  118          110   105
                                ---- ------------ -----
Insurance Solutions:
  Life Insurance                 277          274   262
  Group Protection                 5            4     3
                                ---- ------------ -----
     Total Insurance Solutions   282          278   265
                                ---- ------------ -----
Other Operations                  18           20    25
                                ---- ------------ -----
        Total net investment
           income               $418         $408 $ 395
                                ==== ============ =====

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ------------------------
                                2010     2009       2008
                                ---- ------------ -------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                      $15          $10    $ 31
  Defined Contribution            10            7       5
                                ---- ------------ --- ---
     Total Retirement Solutions   25           17      36
                                ---- ------------ --- ---
Insurance Solutions:
  Life Insurance                  53           66      51
  Group Protection                 2            2       1
                                ---- ------------ --- ---
     Total Insurance Solutions    55           68      52
                                ---- ------------ --- ---
        Total amortization of
           DAC and VOBA,
           net of interest       $80          $85    $ 88
                                ==== ============ =======

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                     -------------------------------
                                       2010       2009         2008
                                     ------- --------------- -------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                           $ 7             $ 8     $(3)
  Defined Contribution                 (1)              2       2
                                     ------- --------------- -------
     Total Retirement Solutions         6              10      (1)
                                     ------- --------------- -------
Insurance Solutions:
  Life Insurance                       51              43      40
  Group Protection                     (1)             --       1
                                     ------- --------------- -------
     Total Insurance Solutions         50              43      41
                                     ------- --------------- -------
Other Operations                        6               6       9
Excluded realized gain (loss)          (7)            (24)    (35)
                                     ------- --------------- -------
        Total federal income tax
           expense (benefit)          $55             $35     $14
                                     ======= =============== =======

                                AS OF DECEMBER 31,
                                ------------------
                                 2010       2009
                                ------- ----------
ASSETS
Retirement Solutions:
  Annuities                     $ 3,542    $ 3,187
  Defined Contribution            1,337      1,253
                                ------- ----------
     Total Retirement Solutions   4,879      4,440
                                ------- ----------
Insurance Solutions:
  Life Insurance                  6,387      6,076
  Group Protection                  102         77
                                ------- ----------
     Total Insurance Solutions    6,489      6,153
                                ------- ----------
Other Operations                    268        311
                                ------- ----------
        Total assets            $11,636    $10,904
                                ======= ==========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

21. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                             FOR THE YEARS ENDED
                                DECEMBER 31,
                             -------------------
                             2010    2009   2008
                             ---- --------- ----
Income taxes paid (received)  $15       $(9) $40
                             ==== ========= ====

22. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Assets with affiliates:
  Service agreement receivable(1)   $16           $16
  Reinsurance on ceded reinsurance
     contracts(2)                    64            57

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -------------------------------
                                      2010        2009        2008
                                    ------- --------------- -------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(3)       $(10)           $(17)   $(15)
  Fees for management of
     general account(4)               --              (4)     (4)
Benefits and expenses
  with affiliates:
  Service agreement
     payments(5)                      57              59      59

(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in reinsurance recoverables on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income (Loss).

(4)  Reported in net investment income on our Statements of Income (Loss).

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

SERVICE AGREEMENT
In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS
We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                                                                               MORTALITY &
                                                                                                 EXPENSE
                                                                    CONTRACT                    GUARANTEE
                                                                    PURCHASES                    CHARGES
                                                                    DUE FROM                   PAYABLE TO
                                                                 LINCOLN LIFE &              LINCOLN LIFE &
                                                                     ANNUITY                     ANNUITY
                                                                     COMPANY        TOTAL        COMPANY
SUBACCOUNT                                          INVESTMENTS    OF NEW YORK     ASSETS      OF NEW YORK   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                $  565,941         $--      $  565,941        $10       $  565,931
ABVPSF Growth and Income Class A                        551,138          --         551,138         10          551,128
ABVPSF International Value Class A                      337,151          --         337,151          5          337,146
ABVPSF Large Cap Growth Class A                         108,901          --         108,901          2          108,899
ABVPSF Small/Mid Cap Value Class A                      644,874          --         644,874         11          644,863
American Century VP Inflation Protection Class I        740,199          --         740,199         12          740,187
American Funds Global Growth Class 2                  1,008,262          --       1,008,262         16        1,008,246
American Funds Global Small Capitalization Class 2    1,578,877          --       1,578,877         26        1,578,851
American Funds Growth Class 2                         5,164,825          --       5,164,825         88        5,164,737
American Funds Growth-Income Class 2                  3,792,449          --       3,792,449         63        3,792,386
American Funds International Class 2                  2,728,058          --       2,728,058         47        2,728,011
BlackRock Global Allocation V.I. Class I                474,138          --         474,138          9          474,129
Delaware VIP Diversified Income Standard Class        1,129,066          --       1,129,066         18        1,129,048
Delaware VIP Emerging Markets Standard Class          1,827,035          --       1,827,035         33        1,827,002
Delaware VIP High Yield Standard Class                  939,090          --         939,090         17          939,073
Delaware VIP Limited-Term Diversified Income
   Standard Class                                       206,373          --         206,373          4          206,369
Delaware VIP REIT Standard Class                        996,841          --         996,841         17          996,824
Delaware VIP Small Cap Value Standard Class           1,414,027          --       1,414,027         27        1,414,000
Delaware VIP Smid Cap Growth Standard Class             785,056          --         785,056         15          785,041
Delaware VIP U.S. Growth Standard Class                 134,059          --         134,059          2          134,057
Delaware VIP Value Standard Class                       687,109          --         687,109         13          687,096
DWS VIP Alternative Asset Allocation Plus Class A        31,878          --          31,878         --           31,878
DWS VIP Equity 500 Index Class A                      2,477,874          --       2,477,874         48        2,477,826
DWS VIP Small Cap Index Class A                         819,139          --         819,139         16          819,123
Fidelity VIP Asset Manager Initial Class                216,292          --         216,292          5          216,287
Fidelity VIP Contrafund Service Class                 1,945,459          --       1,945,459         36        1,945,423
Fidelity VIP Equity-Income Initial Class                463,874          --         463,874         10          463,864
Fidelity VIP Equity-Income Service Class                199,170          --         199,170          4          199,166
Fidelity VIP Growth Service Class                       481,971          --         481,971          9          481,962
Fidelity VIP Growth Opportunities Service Class          84,887          --          84,887          1           84,886
Fidelity VIP High Income Service Class                   67,048          --          67,048          1           67,047
Fidelity VIP Investment Grade Bond Initial Class        274,851          --         274,851          6          274,845
Fidelity VIP Mid Cap Service Class                      621,577          --         621,577         10          621,567
Fidelity VIP Overseas Service Class                     259,316          --         259,316          4          259,312
FTVIPT Franklin Income Securities Class 1               509,601          --         509,601          8          509,593
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                              435,803          --         435,803          8          435,795
FTVIPT Mutual Shares Securities Class 1                 380,420          --         380,420          6          380,414
FTVIPT Templeton Foreign Securities Class 1             283,824          --         283,824          6          283,818
FTVIPT Templeton Foreign Securities Class 2             115,252          --         115,252          2          115,250
FTVIPT Templeton Global Bond Securities Class 1         777,177          --         777,177         13          777,164
FTVIPT Templeton Growth Securities Class 1              310,981          --         310,981          6          310,975
FTVIPT Templeton Growth Securities Class 2               55,151          --          55,151          1           55,150
Invesco V.I. Capital Appreciation Series I            1,039,906          --       1,039,906         22        1,039,884
Invesco V.I. Core Equity Series I                     1,593,479          --       1,593,479         34        1,593,445
Invesco V.I. Diversified Income Series I                195,217          --         195,217          4          195,213
Invesco V.I. International Growth Series I              445,166          --         445,166          9          445,157
Janus Aspen Series Balanced Institutional Class         161,688          --         161,688          3          161,685
Janus Aspen Series Balanced Service Class               353,516          --         353,516          8          353,508
Janus Aspen Series Enterprise Service Class             100,409          --         100,409          2          100,407
Janus Aspen Series Global Technology Service Class       33,615          --          33,615          1           33,614
Janus Aspen Series Worldwide Institutional Class        322,388          --         322,388          5          322,383
Janus Aspen Series Worldwide Service Class               63,297          --          63,297          2           63,295
LVIP Baron Growth Opportunities Standard Class           25,900          --          25,900          1           25,899
LVIP Baron Growth Opportunities Service Class           229,225          --         229,225          4          229,221
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                 95,409          --          95,409          1           95,408

See accompanying notes.

                                                                                                MORTALITY &
                                                                                                  EXPENSE
                                                                     CONTRACT                    GUARANTEE
                                                                     PURCHASES                    CHARGES
                                                                     DUE FROM                   PAYABLE TO
                                                                  LINCOLN LIFE &              LINCOLN LIFE &
                                                                      ANNUITY                     ANNUITY
                                                                      COMPANY        TOTAL        COMPANY
SUBACCOUNT                                           INVESTMENTS    OF NEW YORK     ASSETS      OF NEW YORK   NET ASSETS
------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                    $   21,882      $   --      $   21,882        $--       $   21,882
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                 263,649          --         263,649          4          263,645
LVIP Columbia Value Opportunities Standard Class          88,160          --          88,160          1           88,159
LVIP Delaware Bond Standard Class                      2,540,039          --       2,540,039         47        2,539,992
LVIP Delaware Diversified Floating Rate Standard
   Class                                                  30,869          --          30,869         --           30,869
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                        266,649          --         266,649          5          266,644
LVIP Delaware Growth and Income Standard Class           117,437          --         117,437          2          117,435
LVIP Delaware Social Awareness Standard Class            104,768          --         104,768          2          104,766
LVIP Delaware Special Opportunities Standard Class        30,924          --          30,924         --           30,924
LVIP Global Income Standard Class                         24,220          --          24,220         --           24,220
LVIP Janus Capital Appreciation Standard Class           133,641          --         133,641          2          133,639
LVIP JPMorgan High Yield Standard Class                    8,642          --           8,642         --            8,642
LVIP MFS International Growth Standard Class             122,526          --         122,526          2          122,524
LVIP MFS Value Standard Class                            203,764          --         203,764          2          203,762
LVIP Mid-Cap Value Standard Class                         25,905          --          25,905         --           25,905
LVIP Mondrian International Value Standard Class         598,411          --         598,411         10          598,401
LVIP Money Market Standard Class                       4,881,787          --       4,881,787         86        4,881,701
LVIP SSgA Bond Index Standard Class                      129,489          --         129,489          2          129,487
LVIP SSgA Developed International 150 Standard
   Class                                                  45,781          --          45,781          1           45,780
LVIP SSgA Emerging Markets 100 Standard Class            138,055          --         138,055          2          138,053
LVIP SSgA Global Tactical Allocation Standard Class      633,421          --         633,421          9          633,412
LVIP SSgA International Index Standard Class              11,689          --          11,689         --           11,689
LVIP SSgA Large Cap 100 Standard Class                    63,405          --          63,405          1           63,404
LVIP SSgA S&P 500 Index Standard Class                   259,484          --         259,484          4          259,480
LVIP SSgA Small-Cap Index Standard Class                 113,280          --         113,280          2          113,278
LVIP SSgA Small-Mid Cap 200 Standard Class                35,295          --          35,295         --           35,295
LVIP T. Rowe Price Growth Stock Standard Class            36,188          --          36,188          1           36,187
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                        190,524          --         190,524          3          190,521
LVIP Templeton Growth Standard Class                      74,353          --          74,353          1           74,352
LVIP Turner Mid-Cap Growth Standard Class                 75,112          --          75,112          1           75,111
LVIP Wells Fargo Intrinsic Value Standard Class          159,116          --         159,116          3          159,113
LVIP Wilshire 2010 Profile Standard Class                 89,181          --          89,181          1           89,180
LVIP Wilshire 2020 Profile Standard Class                249,347          --         249,347          4          249,343
LVIP Wilshire 2030 Profile Standard Class                221,356          --         221,356          4          221,352
LVIP Wilshire 2040 Profile Standard Class                106,104          --         106,104          2          106,102
LVIP Wilshire Conservative Profile Standard Class        100,896          --         100,896          1          100,895
LVIP Wilshire Moderate Profile Standard Class          1,942,908       8,707       1,951,615         29        1,951,586
LVIP Wilshire Moderately Aggressive Profile
   Standard Class                                      2,489,489          --       2,489,489         38        2,489,451
M Business Opportunity Value                               3,103          --           3,103         --            3,103
M Capital Appreciation                                     1,632          --           1,632         --            1,632
M International Equity                                     2,130          --           2,130         --            2,130
M Large Cap Growth                                         3,035          --           3,035         --            3,035
MFS VIT Core Equity Initial Class                         17,662          --          17,662         --           17,662
MFS VIT Growth Initial Class                             539,216          --         539,216         10          539,206
MFS VIT Total Return Initial Class                     1,242,458          --       1,242,458         21        1,242,437
MFS VIT Utilities Initial Class                        1,366,843          --       1,366,843         27        1,366,816
NB AMT Mid-Cap Growth I Class                          1,274,187          --       1,274,187         25        1,274,162
NB AMT Partners I Class                                  124,966          --         124,966          2          124,964
NB AMT Regency I Class                                   300,801          --         300,801          5          300,796
PIMCO VIT Commodity Real Return Administrative
   Class                                                 112,884          --         112,884          2          112,882
Putnam VT Global Health Care Class IB                     58,041          --          58,041          1           58,040
Putnam VT Growth & Income Class IB                        17,427          --          17,427         --           17,427

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND         NET        NET REALIZED
                                                    INVESTMENT       EXPENSE         INVESTMENT     GAIN (LOSS)
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)  ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                 $ 8,013       $ (2,441)         $ 5,572        $  1,118
ABVPSF Growth and Income Class A                           --         (3,276)          (3,276)        (47,948)
ABVPSF International Value Class A                      9,528         (1,632)           7,896          (5,619)
ABVPSF Large Cap Growth Class A                           471           (750)            (279)          2,039
ABVPSF Small/Mid Cap Value Class A                      2,087         (3,349)          (1,262)          6,115
American Century VP Inflation Protection Class I       12,731         (4,243)           8,488           6,551
American Funds Global Growth Class 2                   13,374         (4,944)           8,430          (5,197)
American Funds Global Small Capitalization Class 2     23,232         (8,064)          15,168          (5,778)
American Funds Growth Class 2                          33,503        (28,788)           4,715         (61,419)
American Funds Growth-Income Class 2                   51,701        (21,074)          30,627         (38,001)
American Funds International Class 2                   50,717        (14,848)          35,869         (19,247)
BlackRock Global Allocation V.I. Class I                5,345         (2,723)           2,622           1,067
Delaware VIP Diversified Income Standard Class         42,701         (5,604)          37,097          13,240
Delaware VIP Emerging Markets Standard Class            8,340         (8,323)              17           1,589
Delaware VIP High Yield Standard Class                 65,051         (5,669)          59,382           6,720
Delaware VIP Limited-Term Diversified Income
   Standard Class                                       3,033           (967)           2,066             404
Delaware VIP REIT Standard Class                       23,321         (5,508)          17,813         (75,502)
Delaware VIP Small Cap Value Standard Class             7,262         (8,356)          (1,094)         20,091
Delaware VIP Smid Cap Growth Standard Class                --         (1,250)          (1,250)          5,640
Delaware VIP Trend Standard Class                          --         (3,790)          (3,790)         63,018
Delaware VIP U.S. Growth Standard Class                   110           (885)            (775)          2,718
Delaware VIP Value Standard Class                      13,711         (3,974)           9,737          (7,651)
DWS VIP Alternative Asset Allocation Plus Class A          46            (99)             (53)             17
DWS VIP Equity 500 Index Class A                       43,093        (16,382)          26,711          (1,023)
DWS VIP Small Cap Index Class A                         6,318         (4,982)           1,336         (21,256)
Fidelity VIP Asset Manager Initial Class                3,482         (1,657)           1,825          (1,357)
Fidelity VIP Contrafund Service Class                  19,471        (11,445)           8,026         (56,630)
Fidelity VIP Equity-Income Initial Class                7,886         (3,458)           4,428         (11,186)
Fidelity VIP Equity-Income Service Class                3,254         (1,911)           1,343         (20,722)
Fidelity VIP Growth Service Class                         759         (2,910)          (2,151)         11,322
Fidelity VIP Growth Opportunities Service Class            71           (528)            (457)          8,597
Fidelity VIP High Income Service Class                  4,937           (478)           4,459              25
Fidelity VIP Investment Grade Bond Initial Class        9,747         (2,227)           7,520           1,172
Fidelity VIP Mid Cap Service Class                      1,458         (3,078)          (1,620)          1,920
Fidelity VIP Overseas Service Class                     3,111         (1,165)           1,946          (1,724)
FTVIPT Franklin Income Securities Class 1              26,475         (2,585)          23,890           2,297
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                 --         (2,511)          (2,511)          1,749
FTVIPT Mutual Shares Securities Class 1                 5,938         (1,879)           4,059          (2,031)
FTVIPT Templeton Foreign Securities Class 1             5,430         (2,078)           3,352          (2,719)
FTVIPT Templeton Foreign Securities Class 2             1,925           (780)           1,145             179
FTVIPT Templeton Global Asset Allocation Class 1           --            (50)             (50)         (9,752)
FTVIPT Templeton Global Bond Securities Class 1        10,912         (4,389)           6,523          12,420
FTVIPT Templeton Growth Securities Class 1              5,041         (2,048)           2,993         (17,566)
FTVIPT Templeton Growth Securities Class 2                650           (364)             286          (2,471)
Invesco V.I. Capital Appreciation Series I              7,840         (8,038)            (198)        (33,485)
Invesco V.I. Core Equity Series I                      14,761        (11,906)           2,855           5,483
Invesco V.I. Diversified Income Series I               11,494         (1,584)           9,910          (7,783)
Invesco V.I. International Growth Series I              9,390         (3,144)           6,246           4,082
Janus Aspen Series Balanced Institutional Class         4,514         (1,255)           3,259           8,925
Janus Aspen Series Balanced Service Class               8,463         (2,716)           5,747           5,856
Janus Aspen Series Enterprise Service Class                --           (823)            (823)          7,044
Janus Aspen Series Global Technology Service Class         --           (217)            (217)          2,426
Janus Aspen Series Worldwide Institutional Class        1,771         (2,183)            (412)         14,036
Janus Aspen Series Worldwide Service Class                301           (528)            (227)          1,027
LVIP Baron Growth Opportunities Standard Class             --           (157)            (157)            (56)
LVIP Baron Growth Opportunities Service Class              --         (1,211)          (1,211)          3,563
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                  787           (164)             623             235

                                                      DIVIDENDS                      NET CHANGE      NET INCREASE
                                                        FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                    NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                           INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                  $    --       $  1,118         $ 68,017         $ 74,707
ABVPSF Growth and Income Class A                            --        (47,948)         108,794           57,570
ABVPSF International Value Class A                          --         (5,619)          13,219           15,496
ABVPSF Large Cap Growth Class A                             --          2,039            7,466            9,226
ABVPSF Small/Mid Cap Value Class A                          --          6,115          122,039          126,892
American Century VP Inflation Protection Class I            --          6,551           14,865           29,904
American Funds Global Growth Class 2                        --         (5,197)          97,370          100,603
American Funds Global Small Capitalization Class 2          --         (5,778)         267,433          276,823
American Funds Growth Class 2                               --        (61,419)         834,697          777,993
American Funds Growth-Income Class 2                        --        (38,001)         375,333          367,959
American Funds International Class 2                        --        (19,247)         151,891          168,513
BlackRock Global Allocation V.I. Class I                 2,433          3,500           35,345           41,467
Delaware VIP Diversified Income Standard Class           2,139         15,379           12,133           64,609
Delaware VIP Emerging Markets Standard Class                --          1,589          211,210          212,816
Delaware VIP High Yield Standard Class                      --          6,720           49,890          115,992
Delaware VIP Limited-Term Diversified Income
   Standard Class                                          617          1,021            1,104            4,191
Delaware VIP REIT Standard Class                            --        (75,502)         256,076          198,387
Delaware VIP Small Cap Value Standard Class                 --         20,091          319,279          338,276
Delaware VIP Smid Cap Growth Standard Class                 --          5,640           90,372           94,762
Delaware VIP Trend Standard Class                       26,233         89,251           37,909          123,370
Delaware VIP U.S. Growth Standard Class                     --          2,718            9,873           11,816
Delaware VIP Value Standard Class                           --         (7,651)          87,373           89,459
DWS VIP Alternative Asset Allocation Plus Class A           37             54            2,989            2,990
DWS VIP Equity 500 Index Class A                            --         (1,023)         277,485          303,173
DWS VIP Small Cap Index Class A                             --        (21,256)         189,830          169,910
Fidelity VIP Asset Manager Initial Class                 1,050           (307)          24,603           26,121
Fidelity VIP Contrafund Service Class                      811        (55,819)         316,940          269,147
Fidelity VIP Equity-Income Initial Class                    --        (11,186)          66,679           59,921
Fidelity VIP Equity-Income Service Class                    --        (20,722)          42,525           23,146
Fidelity VIP Growth Service Class                        1,410         12,732           78,602           89,183
Fidelity VIP Growth Opportunities Service Class             --          8,597            7,074           15,214
Fidelity VIP High Income Service Class                      --             25            3,128            7,612
Fidelity VIP Investment Grade Bond Initial Class         2,965          4,137            7,024           18,681
Fidelity VIP Mid Cap Service Class                       1,673          3,593          127,811          129,784
Fidelity VIP Overseas Service Class                        458         (1,266)          27,355           28,035
FTVIPT Franklin Income Securities Class 1                   --          2,297           25,407           51,594
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                  --          1,749           96,150           95,388
FTVIPT Mutual Shares Securities Class 1                     --         (2,031)          33,069           35,097
FTVIPT Templeton Foreign Securities Class 1                 --         (2,719)          21,749           22,382
FTVIPT Templeton Foreign Securities Class 2                 --            179            7,268            8,592
FTVIPT Templeton Global Asset Allocation Class 1            --         (9,752)          10,747              945
FTVIPT Templeton Global Bond Securities Class 1          1,726         14,146           71,915           92,584
FTVIPT Templeton Growth Securities Class 1                  --        (17,566)          32,928           18,355
FTVIPT Templeton Growth Securities Class 2                  --         (2,471)           5,798            3,613
Invesco V.I. Capital Appreciation Series I                  --        (33,485)         171,830          138,147
Invesco V.I. Core Equity Series I                           --          5,483          122,159          130,497
Invesco V.I. Diversified Income Series I                    --         (7,783)          15,256           17,383
Invesco V.I. International Growth Series I                  --          4,082           36,603           46,931
Janus Aspen Series Balanced Institutional Class             --          8,925           (1,029)          11,155
Janus Aspen Series Balanced Service Class                   --          5,856           11,552           23,155
Janus Aspen Series Enterprise Service Class                 --          7,044           14,524           20,745
Janus Aspen Series Global Technology Service Class          --          2,426            4,272            6,481
Janus Aspen Series Worldwide Institutional Class            --         14,036           28,129           41,753
Janus Aspen Series Worldwide Service Class                  --          1,027            7,298            8,098
LVIP Baron Growth Opportunities Standard Class              --            (56)           5,569            5,356
LVIP Baron Growth Opportunities Service Class               --          3,563           44,016           46,368
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                    --            235             (230)             628

See accompanying notes.

                                                    DIVIDENDS
                                                       FROM       MORTALITY AND         NET        NET REALIZED
                                                    INVESTMENT       EXPENSE         INVESTMENT     GAIN (LOSS)
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)  ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                    $     7        $    (24)       $    (17)       $     63
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                   --          (1,309)         (1,309)          7,022
LVIP Columbia Value Opportunities Standard Class           53            (332)           (279)          1,637
LVIP Delaware Bond Standard Class                      83,108         (16,574)         66,534          31,565
LVIP Delaware Diversified Floating Rate Standard
   Class                                                   15              (4)             11            --
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                       6,690          (1,434)          5,256          (2,812)
LVIP Delaware Growth and Income Standard Class            943            (524)            419              80
LVIP Delaware Social Awareness Standard Class             594            (708)           (114)           (306)
LVIP Delaware Special Opportunities Standard Class        198             (83)            115             491
LVIP Global Income Standard Class                         583             (25)            558              85
LVIP Janus Capital Appreciation Standard Class            828            (628)            200           1,385
LVIP JPMorgan High Yield Standard Class                   222              (5)            217               8
LVIP MFS International Growth Standard Class              767            (498)            269          (1,038)
LVIP MFS Value Standard Class                           2,256            (680)          1,576             687
LVIP Mid-Cap Value Standard Class                          60            (107)            (47)            540
LVIP Mondrian International Value Standard Class       18,333          (3,171)         15,162         (11,763)
LVIP Money Market Standard Class                        2,195         (32,608)        (30,413)              1
LVIP SSgA Bond Index Standard Class                     2,411            (546)          1,865           1,344
LVIP SSgA Developed International 150 Standard
   Class                                                  469            (188)            281               6
LVIP SSgA Emerging Markets 100 Standard Class           1,151            (428)            723           2,259
LVIP SSgA Global Tactical Allocation Standard
   Class                                                6,137          (2,859)          3,278          (8,376)
LVIP SSgA International Index Standard Class              154             (33)            121              94
LVIP SSgA Large Cap 100 Standard Class                    708            (244)            464           3,133
LVIP SSgA S&P 500 Index Standard Class                  2,461            (900)          1,561           2,547
LVIP SSgA Small-Cap Index Standard Class                  548            (546)              2           1,237
LVIP SSgA Small-Mid Cap 200 Standard Class                536             (53)            483             599
LVIP T. Rowe Price Growth Stock Standard Class             --            (141)           (141)            501
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                          --            (868)           (868)            871
LVIP Templeton Growth Standard Class                    1,264            (354)            910            (107)
LVIP Turner Mid-Cap Growth Standard Class                  --            (263)           (263)            683
LVIP Wells Fargo Intrinsic Value Standard Class         1,472            (588)            884          (4,491)
LVIP Wilshire 2010 Profile Standard Class                 924            (512)            412           1,250
LVIP Wilshire 2020 Profile Standard Class               2,131          (1,292)            839           2,000
LVIP Wilshire 2030 Profile Standard Class               1,734          (1,285)            449           2,310
LVIP Wilshire 2040 Profile Standard Class                 780          (1,122)           (342)         25,072
LVIP Wilshire Conservative Profile Standard Class       3,484            (443)          3,041             775
LVIP Wilshire Moderate Profile Standard Class          50,535          (8,628)         41,907           8,110
LVIP Wilshire Moderately Aggressive Profile
   Standard Class                                      63,380         (12,102)         51,278         (27,048)
M Business Opportunity Value                               12             (11)              1              23
M Capital Appreciation                                      2              (5)             (3)             37
M International Equity                                     68              (9)             59            (367)
M Large Cap Growth                                          6             (12)             (6)             67
MFS VIT Core Equity Initial Class                         147            (110)             37              35
MFS VIT Growth Initial Class                              549          (3,540)         (2,991)         23,960
MFS VIT Total Return Initial Class                     28,232          (7,339)         20,893         (11,040)
MFS VIT Utilities Initial Class                        38,456          (8,833)         29,623          (1,024)
NB AMT Mid-Cap Growth I Class                              --          (7,814)         (7,814)         30,549
NB AMT Partners I Class                                   776            (839)            (63)         (8,112)
NB AMT Regency I Class                                  1,998          (1,695)            303           1,165
PIMCO VIT Commodity Real Return Administrative
   Class                                                8,663            (370)          8,293              (8)
Premier VIT OpCap Managed Class I                          --            (103)           (103)         (7,550)
Putnam VT Global Health Care Class IB                   1,209            (497)            712            (369)
Putnam VT Growth & Income Class IB                        239            (122)            117            (220)

                                                      DIVIDENDS                      NET CHANGE     NET INCREASE
                                                        FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                    NET REALIZED    NET REALIZED  APPRECIATION OR   IN NET ASSETS
                                                       GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                           INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                     $    --       $     63         $  2,812        $   2,858
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                    --          7,022           33,189           38,902
LVIP Columbia Value Opportunities Standard Class            --          1,637           14,979           16,337
LVIP Delaware Bond Standard Class                       46,733         78,298           29,245          174,077
LVIP Delaware Diversified Floating Rate Standard
   Class                                                    --             --               (6)               5
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                           --         (2,812)          25,014           27,458
LVIP Delaware Growth and Income Standard Class              --             80           11,622           12,121
LVIP Delaware Social Awareness Standard Class               --           (306)          10,674           10,254
LVIP Delaware Special Opportunities Standard Class          --            491            4,823            5,429
LVIP Global Income Standard Class                           --             85              831            1,474
LVIP Janus Capital Appreciation Standard Class              --          1,385            9,572           11,157
LVIP JPMorgan High Yield Standard Class                     --              8              155              380
LVIP MFS International Growth Standard Class                --         (1,038)          13,661           12,892
LVIP MFS Value Standard Class                               --            687           16,101           18,364
LVIP Mid-Cap Value Standard Class                           --            540            4,427            4,920
LVIP Mondrian International Value Standard Class            --        (11,763)           9,172           12,571
LVIP Money Market Standard Class                            18             19               (1)         (30,395)
LVIP SSgA Bond Index Standard Class                         --          1,344            1,275            4,484
LVIP SSgA Developed International 150 Standard
   Class                                                    --              6            2,898            3,185
LVIP SSgA Emerging Markets 100 Standard Class               --          2,259           21,670           24,652
LVIP SSgA Global Tactical Allocation Standard
   Class                                                    --         (8,376)          52,199           47,101
LVIP SSgA International Index Standard Class                --             94              776              991
LVIP SSgA Large Cap 100 Standard Class                      --          3,133            8,199           11,796
LVIP SSgA S&P 500 Index Standard Class                      --          2,547           23,859           27,967
LVIP SSgA Small-Cap Index Standard Class                    --          1,237           20,399           21,638
LVIP SSgA Small-Mid Cap 200 Standard Class                  --            599            4,570            5,652
LVIP T. Rowe Price Growth Stock Standard Class              --            501            4,162            4,522
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           --            871           39,484           39,487
LVIP Templeton Growth Standard Class                        --           (107)           3,568            4,371
LVIP Turner Mid-Cap Growth Standard Class                   --            683           16,631           17,051
LVIP Wells Fargo Intrinsic Value Standard Class             --         (4,491)          16,719           13,112
LVIP Wilshire 2010 Profile Standard Class                   --          1,250            7,016            8,678
LVIP Wilshire 2020 Profile Standard Class                   --          2,000           22,127           24,966
LVIP Wilshire 2030 Profile Standard Class                   --          2,310           21,286           24,045
LVIP Wilshire 2040 Profile Standard Class                   --         25,072           (7,502)          17,228
LVIP Wilshire Conservative Profile Standard Class           --            775            3,133            6,949
LVIP Wilshire Moderate Profile Standard Class               --          8,110          137,404          187,421
LVIP Wilshire Moderately Aggressive Profile
   Standard Class                                           --        (27,048)         232,309          256,539
M Business Opportunity Value                                --             23              313              337
M Capital Appreciation                                      --             37              328              362
M International Equity                                      --           (367)             493              185
M Large Cap Growth                                          --             67              541              602
MFS VIT Core Equity Initial Class                           --             35            2,443            2,515
MFS VIT Growth Initial Class                                --         23,960           46,234           67,203
MFS VIT Total Return Initial Class                          --        (11,040)          91,918          101,771
MFS VIT Utilities Initial Class                             --         (1,024)         125,603          154,202
NB AMT Mid-Cap Growth I Class                               --         30,549          259,015          281,750
NB AMT Partners I Class                                     --         (8,112)          24,169           15,994
NB AMT Regency I Class                                      --          1,165           62,622           64,090
PIMCO VIT Commodity Real Return Administrative
   Class                                                 1,566          1,558           10,802           20,653
Premier VIT OpCap Managed Class I                           --         (7,550)          10,248            2,595
Putnam VT Global Health Care Class IB                       --           (369)            (150)             193
Putnam VT Growth & Income Class IB                          --           (220)           2,182            2,079

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                             ABVPSF
                                                             GLOBAL      ABVPSF        ABVPSF       ABVPSF      ABVPSF
                                                            THEMATIC   GROWTH AND  INTERNATIONAL  LARGE CAP    SMALL/MID
                                                             GROWTH      INCOME        VALUE        GROWTH    CAP VALUE
                                                            CLASS A     CLASS A       CLASS A       CLASS A     CLASS A
                                                           SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                               $229,844    $467,960     $205,077      $ 66,887   $ 267,565
Changes From Operations:
  - Net investment income (loss)                              (1,709)     15,957        1,756          (471)      1,321
  - Net realized gain (loss) on investments                  (18,283)    (90,030)     (47,178)           --       3,928
  - Net change in unrealized appreciation or depreciation
       on investments                                        135,824     153,404      122,729        26,737     121,110
                                                            --------    --------     --------      --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                            115,832      79,331       77,307        26,266     126,359
Change From Unit Transactions:
  - Contract purchases                                        34,251      73,291       76,191        15,073      78,672
  - Contract withdrawals                                     (43,158)    (93,281)     (83,002)       (8,618)    (29,647)
  - Contract transfers                                           751     (21,204)      (7,892)        6,035       5,181
                                                            --------    --------     --------      --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                                (8,156)    (41,194)     (14,703)       12,490      54,206
                                                            --------    --------     --------      --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      107,676      38,137       62,604        38,756     180,565
                                                            --------    --------     --------      --------   ---------
NET ASSETS AT DECEMBER 31, 2009                              337,520     506,097      267,681       105,643     448,130
Changes From Operations:
  - Net investment income (loss)                               5,572      (3,276)       7,896          (279)     (1,262)
  - Net realized gain (loss) on investments                    1,118     (47,948)      (5,619)        2,039       6,115
  - Net change in unrealized appreciation or depreciation
       on investments                                         68,017     108,794       13,219         7,466     122,039
                                                            --------    --------     --------      --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            74,707      57,570       15,496         9,226     126,892
Change From Unit Transactions:
  - Contract purchases                                        97,940     112,811       66,712        10,168     136,733
  - Contract withdrawals                                     (26,585)    (45,105)     (17,401)       (7,473)    (40,691)
  - Contract transfers                                        82,349     (80,245)       4,658        (8,665)    (26,201)
                                                            --------    --------     --------      --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                               153,704     (12,539)      53,969        (5,970)     69,841
                                                            --------    --------     --------      --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      228,411      45,031       69,465         3,256     196,733
                                                            --------    --------     --------      --------   ---------
NET ASSETS AT DECEMBER 31, 2010                             $565,931    $551,128     $337,146      $108,899   $ 644,863
                                                            ========    ========     ========      ========   =========

                                                            AMERICAN    AMERICAN      AMERICAN
                                                           CENTURY VP    FUNDS      FUNDS GLOBAL    AMERICAN
                                                            INFLATION    GLOBAL        SMALL         FUNDS
                                                           PROTECTION    GROWTH    CAPITALIZATION    GROWTH
                                                             CLASS I    CLASS 2       CLASS 2       CLASS 2
                                                           SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                               $392,823   $  556,200    $  768,134    $3,131,467
Changes From Operations:
  - Net investment income (loss)                               7,263        5,904        (3,114)        1,050
  - Net realized gain (loss) on investments                     (356)     (40,978)     (124,844)     (214,946)
  - Net change in unrealized appreciation or depreciation
       on investments                                         39,012      268,901       578,942     1,427,308
                                                            --------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                             45,919      233,827       450,984     1,213,412
Change From Unit Transactions:
  - Contract purchases                                       113,657      110,733       106,374       485,968
  - Contract withdrawals                                     (41,149)     (68,092)     (111,696)     (386,685)
  - Contract transfers                                       142,600      (15,644)          563       (86,971)
                                                            --------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                               215,108       26,997        (4,759)       12,312
                                                            --------   ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      261,027      260,824       446,225     1,225,724
                                                            --------   ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2009                              653,850      817,024     1,214,359     4,357,191
Changes From Operations:
  - Net investment income (loss)                               8,488        8,430        15,168         4,715
  - Net realized gain (loss) on investments                    6,551       (5,197)       (5,778)      (61,419)
  - Net change in unrealized appreciation or depreciation
       on investments                                         14,865       97,370       267,433       834,697
                                                            --------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                             29,904      100,603       276,823       777,993
Change From Unit Transactions:
  - Contract purchases                                        85,437      166,438       195,771       632,891
  - Contract withdrawals                                     (78,917)     (60,253)      (78,964)     (305,652)
  - Contract transfers                                        49,913      (15,566)      (29,138)     (297,686)
                                                            --------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                                56,433       90,619        87,669        29,553
                                                            --------   ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       86,337      191,222       364,492       807,546
                                                            --------   ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                             $740,187   $1,008,246    $1,578,851    $5,164,737
                                                            ========   ==========    ==========    ==========

                                                                                                       DELAWARE
                                                                                          BLACKROCK      VIP
                                                              AMERICAN       AMERICAN     GLOBAL     DIVERSIFIED
                                                               FUNDS          FUNDS      ALLOCATION     INCOME
                                                           GROWTH-INCOME  INTERNATIONAL     V.I.       STANDARD
                                                              CLASS 2        CLASS 2      CLASS I       CLASS
                                                             SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $2,468,489     $1,625,445   $      --   $  495,519
Changes From Operations:
  - Net investment income (loss)                                 28,612         17,884       2,160       31,121
  - Net realized gain (loss) on investments                    (158,780)       (82,852)        177           --
  - Net change in unrealized appreciation or depreciation
       on investments                                           872,840        762,731       5,846      112,772
                                                             ----------     ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                               742,672        697,763       8,183      143,893
Change From Unit Transactions:
  - Contract purchases                                          323,535        305,455      46,455      173,720)
  - Contract withdrawals                                       (316,251)      (255,052)     (9,190)     (59,676
  - Contract transfers                                          121,129        (90,995)    211,558       75,535
                                                             ----------     ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 128,413        (40,592)    248,823      189,579
                                                             ----------     ----------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         871,085        657,171     257,006      333,472
                                                             ----------     ----------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                               3,339,574      2,282,616     257,006      828,991
Changes From Operations:
  - Net investment income (loss)                                 30,627         35,869       2,622       37,097
  - Net realized gain (loss) on investments                     (38,001)       (19,247)      3,500       15,379
  - Net change in unrealized appreciation or depreciation
       on investments                                           375,333        151,891      35,345       12,133
                                                             ----------     ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              367,959        168,513      41,467       64,609
Change From Unit Transactions:
  - Contract purchases                                          354,910        389,855      67,563      198,718)
  - Contract withdrawals                                       (207,078)      (170,940)    (32,503)     (98,460
  - Contract transfers                                          (62,979)        57,967     140,596      135,190
                                                             ----------     ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  84,853        276,882     175,656      235,448
                                                             ----------     ----------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         452,812        445,395     217,123      300,057
                                                             ----------     ----------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                              $3,792,386     $2,728,011   $ 474,129   $1,129,048
                                                             ==========     ==========   =========   ==========

See accompanying notes.

                                                            DELAWARE               DELAWARE VIP               DELAWARE
                                                              VIP       DELAWARE   LIMITED-TERM   DELAWARE      VIP
                                                            EMERGING       VIP      DIVERSIFIED     VIP      SMALL CAP
                                                             MARKETS   HIGH YIELD     INCOME       REIT        VALUE
                                                            STANDARD    STANDARD     STANDARD     STANDARD    STANDARD
                                                             CLASS        CLASS       CLASS        CLASS       CLASS
                                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                              $1,028,268  $477,581   $    22,356   $   593,654  $  895,770
Changes From Operations:
  - Net investment income (loss)                                7,539    41,810         1,224        24,319       2,373
  - Net realized gain (loss) on investments                   (18,691)  (21,705)           28      (133,481)    (79,048)
  - Net change in unrealized appreciation or depreciation
       on investments                                         770,410   227,763         2,813       265,994     328,368
                                                           ----------  --------   -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                             759,258   247,868         4,065       156,832     251,693
Change From Unit Transactions:
  - Contract purchases                                        119,772   105,639         7,970       105,524      99,782
  - Contract withdrawals                                     (103,220)  (60,992)       (4,160)      (79,516)   (150,755)
  - Contract transfers                                       (227,146)   23,203        56,756           506     (30,841)
                                                           ----------  --------   -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         (210,594)   67,850        60,566        26,514     (81,814)
                                                           ----------  --------   -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       548,664   315,718        64,631       183,346     169,879
                                                           ----------  --------   -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2009                             1,576,932   793,299        86,987       777,000   1,065,649
Changes From Operations:
  - Net investment income (loss)                                   17    59,382         2,066        17,813      (1,094)
  - Net realized gain (loss) on investments                     1,589     6,720         1,021       (75,502)     20,091
  - Net change in unrealized appreciation or depreciation
       on investments                                         211,210    49,890         1,104       256,076     319,279
                                                           ----------  --------   -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                             212,816   115,992         4,191       198,387     338,276
Change From Unit Transactions:
  - Contract purchases                                        254,236    95,668       113,106       131,105     119,727
  - Contract withdrawals                                     (106,899)  (60,842)      (17,449)      (95,028)   (112,359)
  - Contract transfers                                       (110,083)   (5,044)       19,534       (14,640)      2,707
                                                           ----------  --------   -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           37,254    29,782       115,191        21,437      10,075
                                                           ----------  --------   -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       250,070   145,774       119,382       219,824     348,351
                                                           ----------  --------   -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2010                            $1,827,002  $939,073   $   206,369   $   996,824  $1,414,000
                                                           ==========  ========   ===========   ===========  ==========

                                                            DELAWARE
                                                              VIP       DELAWARE    DELAWARE     DELAWARE
                                                            SMID CAP       VIP        VIP           VIP
                                                             GROWTH       TREND    U.S. GROWTH    VALUE
                                                            STANDARD    STANDARD    STANDARD     STANDARD
                                                             CLASS        CLASS      CLASS         CLASS
                                                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                              $      --   $ 508,802    $ 77,748     $405,917
Changes From Operations:
  - Net investment income (loss)                                  --      (4,083)       (446)      10,851
  - Net realized gain (loss) on investments                       --     (45,628)     (1,496)     (25,679)
  - Net change in unrealized appreciation or depreciation
       on investments                                             --     306,694      40,781       94,394
                                                           ---------   ---------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                 --     256,983      38,839       79,566
Change From Unit Transactions:
  - Contract purchases                                            --      67,560       6,314       86,868
  - Contract withdrawals                                          --    (100,148)     (5,397)     (40,528)
  - Contract transfers                                            --     (19,927)     33,853        2,264
                                                           ---------   ---------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              --     (52,515)     34,770       48,604
                                                           ---------   ---------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           --     204,468      73,609      128,170
                                                           ---------   ---------    --------     --------
NET ASSETS AT DECEMBER 31, 2009                                   --     713,270     151,357      534,087
Changes From Operations:
  - Net investment income (loss)                              (1,250)     (3,790)       (775)       9,737
  - Net realized gain (loss) on investments                    5,640      89,251       2,718       (7,651)
  - Net change in unrealized appreciation or depreciation
       on investments                                         90,372      37,909       9,873       87,373
                                                           ---------   ---------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                             94,762     123,370      11,816       89,459
Change From Unit Transactions:
  - Contract purchases                                        22,002      27,377      20,198      101,762
  - Contract withdrawals                                     (12,106)    (45,269)     (9,580)     (42,007)
  - Contract transfers                                       680,383    (818,748)    (39,734)       3,795
                                                           ---------   ---------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         690,279    (836,640)    (29,116)      63,550
                                                           ---------   ---------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      785,041    (713,270)    (17,300)     153,009
                                                           ---------   ---------    --------     --------
NET ASSETS AT DECEMBER 31, 2010                            $ 785,041   $      --    $134,057     $687,096
                                                           =========   =========    ========     ========

                                                             DWS VIP                             FIDELITY
                                                           ALTERNATIVE                              VIP
                                                              ASSET       DWS VIP     DWS VIP      ASSET
                                                           ALLOCATION   EQUITY 500   SMALL CAP    MANAGER
                                                              PLUS         INDEX      INDEX      INITIAL
                                                              CLASS A     CLASS A    CLASS A       CLASS
                                                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                              $        --  $1,803,701   $586,909   $197,553
Changes From Operations:
  - Net investment income (loss)                                    (7)     39,741      6,768      2,905
  - Net realized gain (loss) on investments                         16     (45,066)    10,161     (9,007)
  - Net change in unrealized appreciation or depreciation
       on investments                                              318     472,000    135,979     57,208
                                                           -----------  ----------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 327     466,675    152,908     51,106
Change From Unit Transactions:
  - Contract purchases                                              --     185,474     37,959      2,715
  - Contract withdrawals                                          (179)   (190,546)   (40,155)   (41,812)
  - Contract transfers                                           2,434     (19,509)   (19,237)      (133)
                                                           -----------  ----------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                             2,255     (24,581)   (21,433)   (39,230)
                                                           -----------  ----------   --------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          2,582     442,094    131,475     11,876
                                                           -----------  ----------   --------   --------
NET ASSETS AT DECEMBER 31, 2009                                  2,582   2,245,795    718,384    209,429
Changes From Operations:
  - Net investment income (loss)                                   (53)     26,711      1,336      1,825
  - Net realized gain (loss) on investments                         54      (1,023)   (21,256)      (307)
  - Net change in unrealized appreciation or depreciation
       on investments                                            2,989     277,485    189,830     24,603
                                                           -----------  ----------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                2,990     303,173    169,910     26,121
Change From Unit Transactions:
  - Contract purchases                                          20,718     148,516     46,098      1,230
  - Contract withdrawals                                        (2,930)   (186,594)   (30,682)   (20,513)
  - Contract transfers                                           8,518     (33,064)   (84,587)        20
                                                           -----------  ----------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            26,306     (71,142)   (69,171)   (19,263)
                                                           -----------  ----------   --------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         29,296     232,031    100,739      6,858
                                                           -----------  ----------   --------   --------
NET ASSETS AT DECEMBER 31, 2010                            $    31,878  $2,477,826   $819,123   $216,287
                                                           ===========  ==========   ========   ========

See accompanying notes.

                                                                                                                 FIDELITY VIP
                                                      FIDELITY VIP   FIDELITY VIP   FIDELITY VIP  FIDELITY VIP      GROWTH
                                                       CONTRAFUND   EQUITY-INCOME  EQUITY-INCOME     GROWTH     OPPORTUNITIES
                                                         SERVICE       INITIAL        SERVICE        SERVICE       SERVICE
                                                          CLASS         CLASS          CLASS          CLASS         CLASS
                                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $1,109,357     $357,218      $ 191,468      $ 270,320      $49,148
Changes From Operations:
  - Net investment income (loss)                            8,438        5,639          3,213         (1,256)        (188)
  - Net realized gain (loss) on investments               (91,378)     (30,828)       (16,516)       (28,755)      (3,472)
  - Net change in unrealized appreciation or
       depreciation on investments                        505,566      128,625         75,494        103,036       23,843
                                                       ----------     --------      ---------      ---------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        422,626      103,436         62,191         73,025       20,183
Change From Unit Transactions:
  - Contract purchases                                    255,429       37,707         34,412         67,465        8,771
  - Contract withdrawals                                 (150,331)     (43,402)       (12,748)       (53,463)      (6,002)
  - Contract transfers                                      6,852      (17,731)       (13,506)        (9,830)        (835)
                                                       ----------     --------      ---------      ---------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      111,950      (23,426)         8,158          4,172        1,934
                                                       ----------     --------      ---------      ---------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   534,576       80,010         70,349         77,197       22,117
                                                       ----------     --------      ---------      ---------      -------
NET ASSETS AT DECEMBER 31, 2009                         1,643,933      437,228        261,817        347,517       71,265
Changes From Operations:
  - Net investment income (loss)                            8,026        4,428          1,343         (2,151)        (457)
  - Net realized gain (loss) on investments               (55,819)     (11,186)       (20,722)        12,732        8,597
  - Net change in unrealized appreciation or
       depreciation on investments                        316,940       66,679         42,525         78,602        7,074
                                                       ----------     --------      ---------      ---------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        269,147       59,921         23,146         89,183       15,214
Change From Unit Transactions:
  - Contract purchases                                    261,040        7,745         24,654         79,573        8,526
  - Contract withdrawals                                 (136,370)     (37,820)        (9,933)       (31,769)      (6,284)
  - Contract transfers                                    (92,327)      (3,210)      (100,518)        (2,542)      (3,835)
                                                       ----------     --------      ---------      ---------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       32,343      (33,285)       (85,797)        45,262       (1,593)
                                                       ----------     --------      ---------      ---------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   301,490       26,636        (62,651)       134,445       13,621
                                                       ----------     --------      ---------      ---------      -------
NET ASSETS AT DECEMBER 31, 2010                        $1,945,423     $463,864      $ 199,166      $ 481,962      $84,886
                                                       ==========     ========      =========      =========      =======

                                                                    FIDELITY VIP
                                                      FIDELITY VIP   INVESTMENT   FIDELITY VIP  FIDELITY VIP
                                                       HIGH INCOME   GRADE BOND      MID CAP      OVERSEAS
                                                         SERVICE       INITIAL       SERVICE       SERVICE
                                                          CLASS         CLASS         CLASS         CLASS
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $ 55,946      $259,493      $249,569      $138,201
Changes From Operations:
  - Net investment income (loss)                           3,528        21,233           115         2,276
  - Net realized gain (loss) on investments               (4,750)         (396)      (10,381)      (18,906)
  - Net change in unrealized appreciation or
       depreciation on investments                        22,838        15,531       124,070        52,271
                                                        --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        21,616        36,368       113,804        35,641
Change From Unit Transactions:
  - Contract purchases                                     5,892         7,067        61,810        52,721
  - Contract withdrawals                                  (7,583)      (33,059)      (25,683)      (21,674)
  - Contract transfers                                   (19,857)        7,281        34,658       (25,000)
                                                        --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (21,548)      (18,711)       70,785         6,047
                                                        --------      --------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       68        17,657       184,589        41,688
                                                        --------      --------      --------      --------
NET ASSETS AT DECEMBER 31, 2009                           56,014       277,150       434,158       179,889
Changes From Operations:
  - Net investment income (loss)                           4,459         7,520        (1,620)        1,946
  - Net realized gain (loss) on investments                   25         4,137         3,593        (1,266)
  - Net change in unrealized appreciation or
       depreciation on investments                         3,128         7,024       127,811        27,355
                                                        --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         7,612        18,681       129,784        28,035
Change From Unit Transactions:
  - Contract purchases                                     5,876        10,089       129,229        76,052
  - Contract withdrawals                                  (4,995)      (33,043)      (47,577)      (25,176)
  - Contract transfers                                     2,540         1,968       (24,027)          512
                                                        --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       3,421       (20,986)       57,625        51,388
                                                        --------      --------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   11,033        (2,305)      187,409        79,423
                                                        --------      --------      --------      --------
NET ASSETS AT DECEMBER 31, 2010                         $ 67,047      $274,845      $621,567      $259,312
                                                        ========      ========      ========      ========

                                                                    FTVIPT
                                                        FTVIPT     FRANKLIN     FTVIPT      FTVIPT
                                                       FRANKLIN    SMALL-MID    MUTUAL     TEMPLETON
                                                        INCOME    CAP GROWTH    SHARES      FOREIGN
                                                      SECURITIES  SECURITIES  SECURITIES  SECURITIES
                                                        CLASS 1    CLASS 1      CLASS 1     CLASS 1
                                                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $186,007    $240,761    $195,885   $213,043
Changes From Operations:
  - Net investment income (loss)                         20,749      (1,953)      3,934      6,313
  - Net realized gain (loss) on investments             (19,665)    (13,193)    (15,604)    (2,458)
  - Net change in unrealized appreciation or
       depreciation on investments                       83,646     125,231      70,754     67,288
                                                       --------    --------    --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       84,730     110,085      59,084     71,143
Change From Unit Transactions:
  - Contract purchases                                  105,240      47,208      52,575     29,129
  - Contract withdrawals                                (29,196)    (42,222)    (22,837)   (36,847)
  - Contract transfers                                   31,618       3,297      11,378     (6,981)
                                                       --------    --------    --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    107,662       8,283      41,116    (14,699)
                                                       --------    --------    --------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 192,392     118,368     100,200     56,444
                                                       --------    --------    --------   --------
NET ASSETS AT DECEMBER 31, 2009                         378,399     359,129     296,085    269,487
Changes From Operations:
  - Net investment income (loss)                         23,890      (2,511)      4,059      3,352
  - Net realized gain (loss) on investments               2,297       1,749      (2,031)    (2,719)
  - Net change in unrealized appreciation or
       depreciation on investments                       25,407      96,150      33,069     21,749
                                                       --------    --------    --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       51,594      95,388      35,097     22,382
Change From Unit Transactions:
  - Contract purchases                                  127,848      55,016      69,306     18,235
  - Contract withdrawals                                (41,559)    (29,802)    (26,169)   (26,930)
  - Contract transfers                                   (6,689)    (43,936)      6,095        644
                                                       --------    --------    --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     79,600     (18,722)     49,232     (8,051)
                                                       --------    --------    --------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 131,194      76,666      84,329     14,331
                                                       --------    --------    --------   --------
NET ASSETS AT DECEMBER 31, 2010                        $509,593    $435,795    $380,414   $283,818
                                                       ========    ========    ========   ========

See accompanying notes.

                                                        FTVIPT       FTVIPT       FTVIPT      FTVIPT      FTVIPT
                                                      TEMPLETON    TEMPLETON    TEMPLETON    TEMPLETON   TEMPLETON
                                                       FOREIGN    GLOBAL ASSET GLOBAL BOND    GROWTH      GROWTH
                                                      SECURITIES   ALLOCATION   SECURITIES  SECURITIES  SECURITIES
                                                       CLASS 2      CLASS 1      CLASS 1      CLASS 1     CLASS 2
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $ 87,079     $ 44,415     $403,743    $233,327     $37,699
Changes From Operations:
  - Net investment income (loss)                          2,460        4,156       68,981       7,614         974
  - Net realized gain (loss) on investments               1,666      (18,339)       3,778     (14,270)     (1,644)
  - Net change in unrealized appreciation or
       depreciation on investments                       29,163       21,947       15,449      84,041      12,099
                                                       --------     --------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       33,289        7,764       88,208      77,385      11,429
Change From Unit Transactions:
  - Contract purchases                                   13,977        3,397       50,667      52,338       3,704
  - Contract withdrawals                                 (9,313)     (32,813)     (50,865)    (34,096)     (3,800)
  - Contract transfers                                  (21,580)         722      163,995       1,501         449
                                                       --------     --------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (16,916)     (28,694)     163,797      19,743         353
                                                       --------     --------     --------    --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  16,373      (20,930)     252,005      97,128      11,782
                                                       --------     --------     --------    --------     -------
NET ASSETS AT DECEMBER 31, 2009                         103,452       23,485      655,748     330,455      49,481
Changes From Operations:
  - Net investment income (loss)                          1,145          (50)       6,523       2,993         286
  - Net realized gain (loss) on investments                 179       (9,752)      14,146     (17,566)     (2,471)
  - Net change in unrealized appreciation or
       depreciation on investments                        7,268       10,747       71,915      32,928       5,798
                                                       --------     --------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        8,592          945       92,584      18,355       3,613
Change From Unit Transactions:
  - Contract purchases                                    8,047          300       62,465      39,705       3,722
  - Contract withdrawals                                 (8,915)        (665)     (53,741)    (41,467)     (6,322)
  - Contract transfers                                    4,074      (24,065)      20,108     (36,073)      4,656
                                                       --------     --------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      3,206      (24,430)      28,832     (37,835)      2,056
                                                       --------     --------     --------    --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  11,798      (23,485)     121,416     (19,480)      5,669
                                                       --------     --------     --------    --------     -------
NET ASSETS AT DECEMBER 31, 2010                        $115,250     $     --     $777,164    $310,975     $55,150
                                                       ========     ========     ========    ========     =======




                                                      INVESCO V.I.                INVESCO V.I.  INVESCO V.I.
                                                        CAPITAL     INVESCO V.I.   DIVERSIFIED  INTERNATIONAL
                                                      APPRECIATION   CORE EQUITY     INCOME        GROWTH
                                                        SERIES I      SERIES I      SERIES I      SERIES I
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $  907,854    $1,453,381     $201,522       $310,990
Changes From Operations:
  - Net investment income (loss)                           (1,161)       15,531       18,032          2,682
  - Net realized gain (loss) on investments               (81,468)      (71,787)     (11,939)          (442)
  - Net change in unrealized appreciation or
       depreciation on investments                        254,430       408,445       12,805        103,228
                                                       ----------    ----------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        171,801       352,189       18,898        105,468
Change From Unit Transactions:
  - Contract purchases                                    108,700       154,987        3,230         15,891
  - Contract withdrawals                                 (153,523)     (262,373)     (27,029)       (12,507)
  - Contract transfers                                     17,901       (50,287)          76        (10,908)
                                                       ----------    ----------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (26,922)     (157,673)     (23,723)        (7,524)
                                                       ----------    ----------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   144,879       194,516       (4,825)        97,944
                                                       ----------    ----------     --------       --------
NET ASSETS AT DECEMBER 31, 2009                         1,052,733     1,647,897      196,697        408,934
Changes From Operations:
  - Net investment income (loss)                             (198)        2,855        9,910          6,246
  - Net realized gain (loss) on investments               (33,485)        5,483       (7,783)         4,082
  - Net change in unrealized appreciation or
       depreciation on investments                        171,830       122,159       15,256         36,603
                                                       ----------    ----------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                         138,147       130,497       17,383         46,931
Change From Unit Transactions:
  - Contract purchases                                     42,251        86,229        2,970         12,476
  - Contract withdrawals                                 (152,527)     (126,597)     (21,794)        (5,027)
  - Contract transfers                                    (40,720)     (144,581)         (43)       (18,157)
                                                       ----------    ----------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (150,996)     (184,949)     (18,867)       (10,708)
                                                       ----------    ----------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (12,849)      (54,452)      (1,484)        36,223
                                                       ----------    ----------     --------       --------
NET ASSETS AT DECEMBER 31, 2010                        $1,039,884    $1,593,445     $195,213       $445,157
                                                       ==========    ==========     ========       ========

                                                                                                JANUS
                                                          JANUS         JANUS       JANUS       ASPEN
                                                          ASPEN         ASPEN       ASPEN      SERIES
                                                         SERIES        SERIES      SERIES      GLOBAL
                                                        BALANCED      BALANCED   ENTERPRISE  TECHNOLOGY
                                                      INSTITUTIONAL    SERVICE     SERVICE     SERVICE
                                                          CLASS         CLASS       CLASS       CLASS
                                                       SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $221,542     $244,351    $ 93,942     $21,008
Changes From Operations:
  - Net investment income (loss)                            4,657        5,593        (760)       (187)
  - Net realized gain (loss) on investments                 2,933        8,974      (8,608)          5
  - Net change in unrealized appreciation or
       depreciation on investments                         37,259       45,404      42,268      11,347
                                                         --------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         44,849       59,971      32,900      11,165
Change From Unit Transactions:
  - Contract purchases                                     16,140       29,067      12,756       2,174
  - Contract withdrawals                                  (56,557)     (23,869)    (13,651)     (2,746)
  - Contract transfers                                        397       23,866     (16,551)     (2,902)
                                                         --------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (40,020)      29,064     (17,446)     (3,474)
                                                         --------     --------    --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     4,829       89,035      15,454       7,691
                                                         --------     --------    --------     -------
NET ASSETS AT DECEMBER 31, 2009                           226,371      333,386     109,396      28,699
Changes From Operations:
  - Net investment income (loss)                            3,259        5,747        (823)       (217)
  - Net realized gain (loss) on investments                 8,925        5,856       7,044       2,426
  - Net change in unrealized appreciation or
       depreciation on investments                         (1,029)      11,552      14,524       4,272
                                                         --------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                          11,155       23,155      20,745       6,481
Change From Unit Transactions:
  - Contract purchases                                     12,756       42,671       8,801       2,091
  - Contract withdrawals                                  (19,804)     (27,265)     (1,047)     (2,614)
  - Contract transfers                                    (68,793)     (18,439)    (37,488)     (1,043)
                                                         --------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (75,841)      (3,033)    (29,734)     (1,566)
                                                         --------     --------    --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (64,686)      20,122      (8,989)      4,915
                                                         --------     --------    --------     -------
NET ASSETS AT DECEMBER 31, 2010                          $161,685     $353,508    $100,407     $33,614
                                                         ========     ========    ========     =======

See accompanying notes.

                                                          JANUS         JANUS         LVIP           LVIP
                                                          ASPEN         ASPEN         BARON          BARON
                                                          SERIES        SERIES       GROWTH         GROWTH
                                                        WORLDWIDE     WORLDWIDE  OPPORTUNITIES  OPPORTUNITIES
                                                      INSTITUTIONAL    SERVICE      STANDARD        SERVICE
                                                          CLASS         CLASS         CLASS          CLASS
                                                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $239,678      $44,542     $14,427         $135,507
Changes From Operations:
  - Net investment income (loss)                            1,805          214        (118)            (891)
  - Net realized gain (loss) on investments                (8,795)      (3,134)       (880)         (22,085)
  - Net change in unrealized appreciation or
       depreciation on investments                         92,219       19,059       6,710           62,473
                                                         --------      -------     -------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         85,229       16,139       5,712           39,497
Change From Unit Transactions:
  - Contract purchases                                     26,899        7,817       2,697           40,210
  - Contract withdrawals                                  (40,833)      (5,137)     (1,627)         (44,811)
  - Contract transfers                                     (1,714)      (2,900)       (357)         (19,686)
                                                         --------      -------     -------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (15,648)        (220)        713          (24,287)
                                                         --------      -------     -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    69,581       15,919       6,425           15,210
                                                         --------      -------     -------         --------
NET ASSETS AT DECEMBER 31, 2009                           309,259       60,461      20,852          150,717
Changes From Operations:
  - Net investment income (loss)                             (412)        (227)       (157)          (1,211)
  - Net realized gain (loss) on investments                14,036        1,027         (56)           3,563
  - Net change in unrealized appreciation or
       depreciation on investments                         28,129        7,298       5,569           44,016
                                                         --------      -------     -------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                          41,753        8,098       5,356           46,368
Change From Unit Transactions:
  - Contract purchases                                     24,098        8,374       2,215           38,701
  - Contract withdrawals                                  (20,106)      (4,625)     (2,026)         (18,886)
  - Contract transfers                                    (32,621)      (9,013)       (498)          12,321
                                                         --------      -------     -------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (28,629)      (5,264)       (309)          32,136
                                                         --------      -------     -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    13,124        2,834       5,047           78,504
                                                         --------      -------     -------         --------
NET ASSETS AT DECEMBER 31, 2010                          $322,383      $63,295     $25,899         $229,221
                                                         ========      =======     =======         ========

                                                         LVIP                    LVIP
                                                       BLACKROCK                COHEN &        LVIP
                                                       INFLATION     LVIP        STEERS       COLUMBIA       LVIP
                                                       PROTECTED    CAPITAL     GLOBAL         VALUE       DELAWARE
                                                         BOND       GROWTH    REAL ESTATE  OPPORTUNITIES    BOND
                                                       STANDARD    STANDARD     STANDARD      STANDARD     STANDARD
                                                        CLASS        CLASS       CLASS         CLASS        CLASS
                                                      SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $    --    $    --     $ 71,834      $ 43,020     $1,831,406
Changes From Operations:
  - Net investment income (loss)                             --          2         (768)           (3)        76,084
  - Net realized gain (loss) on investments                  --         12       (6,849)      (11,472)        (6,821)
  - Net change in unrealized appreciation or
       depreciation on investments                           --        325       70,718        23,017        263,902
                                                        -------    -------     --------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           --        339       63,101        11,542        333,165
Change From Unit Transactions:
  - Contract purchases                                       --      2,609       38,528        11,523        276,704
  - Contract withdrawals                                     --       (303)     (10,401)       (8,261)      (196,935)
  - Contract transfers                                       --         15       27,293        (1,876)        19,831
                                                        -------    -------     --------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         --      2,321       55,420         1,386         99,600
                                                        -------    -------     --------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      --      2,660      118,521        12,928        432,765
                                                        -------    -------     --------      --------     ----------
NET ASSETS AT DECEMBER 31, 2009                              --      2,660      190,355        55,948      2,264,171
Changes From Operations:
  - Net investment income (loss)                            623        (17)      (1,309)         (279)        66,534
  - Net realized gain (loss) on investments                 235         63        7,022         1,637         78,298
  - Net change in unrealized appreciation or
       depreciation on investments                         (230)     2,812       33,189        14,979         29,245
                                                        -------    -------     --------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          628      2,858       38,902        16,337        174,077
Change From Unit Transactions:
  - Contract purchases                                   88,853     10,887       52,292        19,983        331,031
  - Contract withdrawals                                 (8,662)    (1,295)     (15,377)       (5,530)      (184,540)
  - Contract transfers                                   14,589      6,772       (2,527)        1,421        (44,747)
                                                        -------    -------     --------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     94,780     16,364       34,388        15,874        101,744
                                                        -------    -------     --------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  95,408     19,222       73,290        32,211        275,821
                                                        -------    -------     --------      --------     ----------
NET ASSETS AT DECEMBER 31, 2010                         $95,408    $21,882     $263,645      $ 88,159     $2,539,992
                                                        =======    =======     ========      ========     ==========

                                                         LVIP         LVIP
                                                       DELAWARE     DELAWARE      LVIP        LVIP
                                                      DIVERSIFIED  FOUNDATION   DELAWARE    DELAWARE
                                                       FLOATING    AGGRESSIVE  GROWTH AND    SOCIAL
                                                         RATE      ALLOCATION    INCOME     AWARENESS
                                                        STANDARD    STANDARD    STANDARD    STANDARD
                                                         CLASS        CLASS       CLASS       CLASS
                                                      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $    --     $174,300    $ 50,920    $ 51,933
Changes From Operations:
  - Net investment income (loss)                             --        1,903         436          (8)
  - Net realized gain (loss) on investments                  --      (32,994)     (2,214)      1,979
  - Net change in unrealized appreciation or
       depreciation on investments                           --       83,290      15,384      14,839
                                                        -------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                            --       52,199      13,606      16,810
Change From Unit Transactions:
  - Contract purchases                                       --       25,873      20,481      13,200
  - Contract withdrawals                                     --      (36,521)     (6,455)     (5,674)
  - Contract transfers                                       --       (4,960)       (253)      8,228
                                                        -------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         --      (15,608)     13,773      15,754
                                                        -------     --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      --       36,591      27,379      32,564
                                                        -------     --------    --------    --------
NET ASSETS AT DECEMBER 31, 2009                              --      210,891      78,299      84,497
Changes From Operations:
  - Net investment income (loss)                             11        5,256         419        (114)
  - Net realized gain (loss) on investments                  --       (2,812)         80        (306)
  - Net change in unrealized appreciation or
       depreciation on investments                           (6)      25,014      11,622      10,674
                                                        -------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            5       27,458      12,121      10,254
Change From Unit Transactions:
  - Contract purchases                                   29,007       58,606      29,869      14,991
  - Contract withdrawals                                 (2,289)     (16,068)     (7,534)     (5,836)
  - Contract transfers                                    4,146      (14,243)      4,680         860
                                                        -------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     30,864       28,295      27,015      10,015
                                                        -------     --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  30,869       55,753      39,136      20,269
                                                        -------     --------    --------    --------
NET ASSETS AT DECEMBER 31, 2010                         $30,869     $266,644    $117,435    $104,766
                                                        =======     ========    ========    ========

See accompanying notes.

                                                           LVIP                      LVIP
                                                         DELAWARE       LVIP         JANUS         LVIP
                                                         SPECIAL       GLOBAL       CAPITAL      JPMORGAN
                                                      OPPORTUNITIES    INCOME    APPRECIATION   HIGH YIELD
                                                         STANDARD     STANDARD     STANDARD     STANDARD
                                                          CLASS         CLASS        CLASS        CLASS
                                                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $ 2,009       $    --     $ 42,660      $   --
Changes From Operations:
  - Net investment income (loss)                              21            --          131          --
  - Net realized gain (loss) on investments                   19            --       (1,039)         --
  - Net change in unrealized appreciation or
       depreciation on investments                           524            --       20,451          --
                                                         -------       -------     --------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           564            --       19,543          --
Change From Unit Transactions:
  - Contract purchases                                     1,840            60       36,398          --
  - Contract withdrawals                                    (811)          (12)      (8,527)         --
  - Contract transfers                                       114            --        3,498          --
                                                         -------       -------     --------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       1,143            48       31,369          --
                                                         -------       -------     --------      ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    1,707            48       50,912          --
                                                         -------       -------     --------      ------
NET ASSETS AT DECEMBER 31, 2009                            3,716            48       93,572          --
Changes From Operations:
  - Net investment income (loss)                             115           558          200         217
  - Net realized gain (loss) on investments                  491            85        1,385           8
  - Net change in unrealized appreciation or
       depreciation on investments                         4,823           831        9,572         155
                                                         -------       -------     --------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         5,429         1,474       11,157         380
Change From Unit Transactions:
  - Contract purchases                                    10,737        22,809       36,104       5,394
  - Contract withdrawals                                  (2,098)       (5,933)     (12,162)       (473)
  - Contract transfers                                    13,140         5,822        4,968       3,341
                                                         -------       -------     --------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      21,779        22,698       28,910       8,262
                                                         -------       -------     --------      ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   27,208        24,172       40,067       8,642
                                                         -------       -------     --------      ------
NET ASSETS AT DECEMBER 31, 2010                          $30,924       $24,220     $133,639      $8,642
                                                         =======       =======     ========      ======

                                                           LVIP                                  LVIP
                                                           MFS          LVIP        LVIP       MONDRIAN         LVIP
                                                      INTERNATIONAL     MFS       MID-CAP    INTERNATIONAL      MONEY
                                                          GROWTH       VALUE       VALUE         VALUE         MARKET
                                                         STANDARD     STANDARD    STANDARD     STANDARD       STANDARD
                                                          CLASS        CLASS       CLASS         CLASS          CLASS
                                                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $ 79,525      $ 54,815    $ 23,161     $380,330     $ 6,119,526
Changes From Operations:
  - Net investment income (loss)                             194           737         (60)      12,736         (22,952)
  - Net realized gain (loss) on investments              (17,836)       (5,555)     (2,370)     (23,217)             70
  - Net change in unrealized appreciation or
       depreciation on investments                        44,587        26,123       9,556      109,385              28
                                                        --------      --------    --------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        26,945        21,305       7,126       98,904         (22,854)
Change From Unit Transactions:
  - Contract purchases                                    17,526        12,574      22,954       56,259       1,413,523
  - Contract withdrawals                                 (11,095)       (9,891)    (37,241)     (51,785)     (1,778,932)
  - Contract transfers                                   (24,966)       22,167       1,219       45,400      (1,149,755)
                                                        --------      --------    --------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (18,535)       24,850     (13,068)      49,874      (1,515,164)
                                                        --------      --------    --------     --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    8,410        46,155      (5,942)     148,778      (1,538,018)
                                                        --------      --------    --------     --------     -----------
NET ASSETS AT DECEMBER 31, 2009                           87,935       100,970      17,219      529,108       4,581,508
Changes From Operations:
  - Net investment income (loss)                             269         1,576         (47)      15,162         (30,413)
  - Net realized gain (loss) on investments               (1,038)          687         540      (11,763)             19
  - Net change in unrealized appreciation or
       depreciation on investments                        13,661        16,101       4,427        9,172              (1)
                                                        --------      --------    --------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        12,892        18,364       4,920       12,571         (30,395)
Change From Unit Transactions:
  - Contract purchases                                    26,399       100,961       5,655       92,801       2,971,247
  - Contract withdrawals                                  (8,134)      (23,016)     (2,763)     (63,229)     (1,612,089)
  - Contract transfers                                     3,432         6,483         874       27,150      (1,028,570)
                                                        --------      --------    --------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      21,697        84,428       3,766       56,722         330,588
                                                        --------      --------    --------     --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   34,589       102,792       8,686       69,293         300,193
                                                        --------      --------    --------     --------     -----------
NET ASSETS AT DECEMBER 31, 2010                         $122,524      $203,762    $ 25,905     $598,401     $ 4,881,701
                                                        ========      ========    ========     ========     ===========

                                                                      LVIP          LVIP        LVIP
                                                         LVIP         SSGA          SSGA        SSGA
                                                         SSGA      DEVELOPED      EMERGING     GLOBAL
                                                         BOND     INTERNATIONAL    MARKETS    TACTICAL
                                                        INDEX          150           100     ALLOCATION
                                                       STANDARD      STANDARD     STANDARD    STANDARD
                                                        CLASS         CLASS        CLASS        CLASS
                                                      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $  5,538      $    --      $  5,462   $360,471
Changes From Operations:
  - Net investment income (loss)                            888          247           443     28,554
  - Net realized gain (loss) on investments                 292        3,372         4,518     (3,242)
  - Net change in unrealized appreciation or
       depreciation on investments                        1,109          135         7,653     85,519
                                                       --------      -------      --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        2,289        3,754        12,614    110,831
Change From Unit Transactions:
  - Contract purchases                                   16,361          801        13,300    129,116
  - Contract withdrawals                                 (5,134)        (135)       (5,073)   (44,031)
  - Contract transfers                                   52,324       16,739        29,523    (17,822)
                                                       --------      -------      --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     63,551       17,405        37,750     67,263
                                                       --------      -------      --------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  65,840       21,159        50,364    178,094
                                                       --------      -------      --------   --------
NET ASSETS AT DECEMBER 31, 2009                          71,378       21,159        55,826    538,565
Changes From Operations:
  - Net investment income (loss)                          1,865          281           723      3,278
  - Net realized gain (loss) on investments               1,344            6         2,259     (8,376)
  - Net change in unrealized appreciation or
       depreciation on investments                        1,275        2,898        21,670     52,199
                                                       --------      -------      --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        4,484        3,185        24,652     47,101
Change From Unit Transactions:
  - Contract purchases                                   33,548       11,287        56,891    108,669
  - Contract withdrawals                                (12,620)      (1,769)      (12,722)   (62,243)
  - Contract transfers                                   32,697       11,918        13,406      1,320
                                                       --------      -------      --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     53,625       21,436        57,575     47,746
                                                       --------      -------      --------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  58,109       24,621        82,227     94,847
                                                       --------      -------      --------   --------
NET ASSETS AT DECEMBER 31, 2010                        $129,487      $45,780      $138,053   $633,412
                                                       ========      =======      ========   ========

See accompanying notes.

                                                           LVIP         LVIP        LVIP        LVIP        LVIP
                                                           SSGA         SSGA        SSGA        SSGA        SSGA
                                                      INTERNATIONAL     LARGE      S&P 500    SMALL-CAP   SMALL-MID
                                                          INDEX        CAP 100      INDEX       INDEX      CAP 200
                                                         STANDARD     STANDARD    STANDARD    STANDARD    STANDARD
                                                          CLASS         CLASS       CLASS       CLASS       CLASS
                                                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $   295       $    --    $ 150,390   $ 74,096     $    95
Changes From Operations:
  - Net investment income (loss)                              36            52          366        (13)         27
  - Net realized gain (loss) on investments                  185            96      (28,043)   (13,101)      1,956
  - Net change in unrealized appreciation or
       depreciation on investments                           926         1,014       55,692     28,618         869
                                                         -------       -------    ---------   --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         1,147         1,162       28,015     15,504       2,852
Change From Unit Transactions:
  - Contract purchases                                     1,824         5,417      199,370     50,782         424
  - Contract withdrawals                                    (457)       (1,076)    (283,248)   (75,379)       (271)
  - Contract transfers                                     1,158           876       15,953        816         191
                                                         -------       -------    ---------   --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       2,525         5,217      (67,925)   (23,781)        344
                                                         -------       -------    ---------   --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    3,672         6,379      (39,910)    (8,277)      3,196
                                                         -------       -------    ---------   --------     -------
NET ASSETS AT DECEMBER 31, 2009                            3,967         6,379      110,480     65,819       3,291
Changes From Operations:
  - Net investment income (loss)                             121           464        1,561          2         483
  - Net realized gain (loss) on investments                   94         3,133        2,547      1,237         599
  - Net change in unrealized appreciation or
       depreciation on investments                           776         8,199       23,859     20,399       4,570
                                                         -------       -------    ---------   --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           991        11,796       27,967     21,638       5,652
Change From Unit Transactions:
  - Contract purchases                                     4,766         3,754      114,942     13,216      18,800
  - Contract withdrawals                                  (1,058)       (7,159)     (28,814)    (6,177)     (3,287)
  - Contract transfers                                     3,023        48,634       34,905     18,782      10,839
                                                         -------       -------    ---------   --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       6,731        45,229      121,033     25,821      26,352
                                                         -------       -------    ---------   --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    7,722        57,025      149,000     47,459      32,004
                                                         -------       -------    ---------   --------     -------
NET ASSETS AT DECEMBER 31, 2010                          $11,689       $63,404    $ 259,480   $113,278     $35,295
                                                         =======       =======    =========   ========     =======

                                                                     LVIP
                                                         LVIP       T. ROWE
                                                        T. ROWE      PRICE                   LVIP
                                                         PRICE    STRUCTURED     LVIP       TURNER
                                                        GROWTH      MID-CAP    TEMPLETON    MID-CAP
                                                         STOCK      GROWTH      GROWTH      GROWTH
                                                       STANDARD    STANDARD    STANDARD    STANDARD
                                                         CLASS       CLASS       CLASS       CLASS
                                                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $ 54,104    $ 89,965     $35,219    $ 19,053
Changes From Operations:
  - Net investment income (loss)                           (240)       (488)        666        (105)
  - Net realized gain (loss) on investments             (10,991)    (11,494)     (4,857)     (4,020)
  - Net change in unrealized appreciation or
       depreciation on investments                       21,612      49,855      17,856       9,556
                                                       --------    --------     -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       10,381      37,873      13,665       5,431
Change From Unit Transactions:
  - Contract purchases                                   48,571      17,954      13,708      20,675
  - Contract withdrawals                                (80,144)    (24,790)     (4,684)    (36,022)
  - Contract transfers                                  (11,649)      2,403       1,095        (126)
                                                       --------    --------     -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (43,222)     (4,433)     10,119     (15,473)
                                                       --------    --------     -------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (32,841)     33,440      23,784     (10,042)
                                                       --------    --------     -------    --------
NET ASSETS AT DECEMBER 31, 2009                          21,263     123,405      59,003       9,011
Changes From Operations:
  - Net investment income (loss)                           (141)       (868)        910        (263)
  - Net realized gain (loss) on investments                 501         871        (107)        683
  - Net change in unrealized appreciation or
       depreciation on investments                        4,162      39,484       3,568      16,631
                                                       --------    --------     -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        4,522      39,487       4,371      17,051
Change From Unit Transactions:
  - Contract purchases                                    9,904      48,439      11,208       1,029
  - Contract withdrawals                                 (2,925)    (16,617)     (6,518)     (6,840)
  - Contract transfers                                    3,423      (4,193)      6,288      54,860
                                                       --------    --------     -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     10,402      27,629      10,978      49,049
                                                       --------    --------     -------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  14,924      67,116      15,349      66,100
                                                       --------    --------     -------    --------
NET ASSETS AT DECEMBER 31, 2010                        $ 36,187    $190,521     $74,352    $ 75,111
                                                       ========    ========     =======    ========

                                                         LVIP         LVIP        LVIP        LVIP
                                                      WELLS FARGO   WILSHIRE    WILSHIRE    WILSHIRE
                                                       INTRINSIC      2010        2020        2030
                                                         VALUE       PROFILE     PROFILE     PROFILE
                                                       STANDARD     STANDARD    STANDARD    STANDARD
                                                         CLASS        CLASS       CLASS       CLASS
                                                      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $  89,449    $    --     $ 93,336    $184,985
Changes From Operations:
  - Net investment income (loss)                             223       1,073       2,535       2,296
  - Net realized gain (loss) on investments              (16,238)      1,175       2,540       5,861
  - Net change in unrealized appreciation or
       depreciation on investments                        31,364      11,442      34,125      47,114
                                                       ---------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        15,349      13,690      39,200      55,271
Change From Unit Transactions:
  - Contract purchases                                    40,528      79,971     101,355      44,313
  - Contract withdrawals                                 (69,526)    (10,884)    (23,515)    (54,857)
  - Contract transfers                                     1,154         360      (2,333)     (8,806)
                                                       ---------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (27,844)     69,447      75,507     (19,350)
                                                       ---------    --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (12,495)     83,137     114,707      35,921
                                                       ---------    --------    --------    --------
NET ASSETS AT DECEMBER 31, 2009                           76,954      83,137     208,043     220,906
Changes From Operations:
  - Net investment income (loss)                             884         412         839         449
  - Net realized gain (loss) on investments               (4,491)      1,250       2,000       2,310
  - Net change in unrealized appreciation or
       depreciation on investments                        16,719       7,016      22,127      21,286
                                                       ---------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        13,112       8,678      24,966      24,045
Change From Unit Transactions:
  - Contract purchases                                     5,860       5,000      37,546       4,376
  - Contract withdrawals                                  (3,284)     (7,669)    (21,437)    (28,632)
  - Contract transfers                                    66,471          34         225         657
                                                       ---------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      69,047      (2,635)     16,334     (23,599)
                                                       ---------    --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   82,159       6,043      41,300         446
                                                       ---------    --------    --------    --------
NET ASSETS AT DECEMBER 31, 2010                        $ 159,113    $ 89,180    $249,343    $221,352
                                                       =========    ========    ========    ========

See accompanying notes.

                                                                                               LVIP
                                                         LVIP         LVIP         LVIP      WILSHIRE
                                                       WILSHIRE     WILSHIRE     WILSHIRE   MODERATELY
                                                         2040     CONSERVATIVE   MODERATE   AGGRESSIVE
                                                       PROFILE      PROFILE       PROFILE     PROFILE    M BUSINESS
                                                       STANDARD     STANDARD     STANDARD    STANDARD   OPPORTUNITY
                                                        CLASS        CLASS         CLASS       CLASS       VALUE
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $ 156,024    $  5,016    $  674,964  $1,218,029     $   --
Changes From Operations:
  - Net investment income (loss)                           1,376         558        37,417      66,533         (2)
  - Net realized gain (loss) on investments                2,338          78       (31,779)     11,874          2
  - Net change in unrealized appreciation or
       depreciation on investments                        45,299       1,930       215,677     332,870        119
                                                       ---------    --------    ----------  ----------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        49,013       2,566       221,315     411,277        119
Change From Unit Transactions:
  - Contract purchases                                    29,101       9,301       350,625     552,398         --
  - Contract withdrawals                                 (15,428)     (2,546)      (99,759)   (187,827)       (47)
  - Contract transfers                                    10,489       6,367         7,828      67,567      1,788
                                                       ---------    --------    ----------  ----------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      24,162      13,122       258,694     432,138      1,741
                                                       ---------    --------    ----------  ----------     ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   73,175      15,688       480,009     843,415      1,860
                                                       ---------    --------    ----------  ----------     ------
NET ASSETS AT DECEMBER 31, 2009                          229,199      20,704     1,154,973   2,061,444      1,860
Changes From Operations:
  - Net investment income (loss)                            (342)      3,041        41,907      51,278          1
  - Net realized gain (loss) on investments               25,072         775         8,110     (27,048)        23
  - Net change in unrealized appreciation or
       depreciation on investments                        (7,502)      3,133       137,404     232,309        313
                                                       ---------    --------    ----------  ----------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        17,228       6,949       187,421     256,539        337
Change From Unit Transactions:
  - Contract purchases                                     6,131      13,086       588,068     490,585      1,162
  - Contract withdrawals                                (148,029)     (7,196)     (211,535)   (202,432)      (364)
  - Contract transfers                                     1,573      67,352       232,659    (116,685)       108
                                                       ---------    --------    ----------  ----------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (140,325)     73,242       609,192     171,468        906
                                                       ---------    --------    ----------  ----------     ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (123,097)     80,191       796,613     428,007      1,243
                                                       ---------    --------    ----------  ----------     ------
NET ASSETS AT DECEMBER 31, 2010                        $ 106,102    $100,895    $1,951,586  $2,489,451     $3,103
                                                       =========    ========    ==========  ==========     ======

                                                                                                    MFS VIT
                                                                                                  CORE EQUITY
                                                        M CAPITAL   M INTERNATIONAL  M LARGE CAP    INITIAL
                                                      APPRECIATION       EQUITY        GROWTH        CLASS
                                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $   --         $ 1,431         $   --      $11,466
Changes From Operations:
  - Net investment income (loss)                             (1)             56             (2)         119
  - Net realized gain (loss) on investments                   2            (165)             2          (67)
  - Net change in unrealized appreciation or
       depreciation on investments                           88             533            124        3,479
                                                         ------         -------         ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           89             424            124        3,531
Change From Unit Transactions:
  - Contract purchases                                       --              72             --          577
  - Contract withdrawals                                    (24)           (183)           (47)      (2,304)
  - Contract transfers                                      894           1,190          1,788           --
                                                         ------         -------         ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        870           1,079          1,741       (1,727)
                                                         ------         -------         ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     959           1,503          1,865        1,804
                                                         ------         -------         ------      -------
NET ASSETS AT DECEMBER 31, 2009                             959           2,934          1,865       13,270
Changes From Operations:
  - Net investment income (loss)                             (3)             59             (6)          37
  - Net realized gain (loss) on investments                  37            (367)            67           35
  - Net change in unrealized appreciation or
       depreciation on investments                          328             493            541        2,443
                                                         ------         -------         ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          362             185            602        2,515
Change From Unit Transactions:
  - Contract purchases                                      581             871          1,162        2,364
  - Contract withdrawals                                   (187)         (1,904)          (371)        (530)
  - Contract transfers                                      (83)             44           (223)          43
                                                         ------         -------         ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        311            (989)           568        1,877
                                                         ------         -------         ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     673            (804)         1,170        4,392
                                                         ------         -------         ------      -------
NET ASSETS AT DECEMBER 31, 2010                          $1,632         $ 2,130         $3,035      $17,662
                                                         ======         =======         ======      =======

                                                                    MFS VIT
                                                       MFS VIT       TOTAL      MFS VIT     NB AMT
                                                        GROWTH      RETURN     UTILITIES    MID-CAP
                                                       INITIAL      INITIAL     INITIAL    GROWTH I
                                                        CLASS        CLASS       CLASS       CLASS
                                                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $ 395,506  $  937,456  $  929,508  $  852,492
Changes From Operations:
  - Net investment income (loss)                          (1,910)     25,370      41,953      (6,366)
  - Net realized gain (loss) on investments              (14,164)    (60,012)    (41,979)    (16,619)
  - Net change in unrealized appreciation or
       depreciation on investments                       149,046     174,987     294,065     270,632
                                                       ---------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       132,972     140,345     294,039     247,647
Change From Unit Transactions:
  - Contract purchases                                    56,518     141,215     116,952     101,438
  - Contract withdrawals                                (115,697)   (195,199)   (132,420)   (125,172)
  - Contract transfers                                     2,640        (665)    (11,615)    (27,738)
                                                       ---------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (56,539)    (54,649)    (27,083)    (51,472)
                                                       ---------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   76,433      85,696     266,956     196,175
                                                       ---------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                          471,939   1,023,152   1,196,464   1,048,667
Changes From Operations:
  - Net investment income (loss)                          (2,991)     20,893      29,623      (7,814)
  - Net realized gain (loss) on investments               23,960     (11,040)     (1,024)     30,549
  - Net change in unrealized appreciation or
       depreciation on investments                        46,234      91,918     125,603     259,015
                                                       ---------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        67,203     101,771     154,202     281,750
Change From Unit Transactions:
  - Contract purchases                                    97,042     163,040     152,736      88,180
  - Contract withdrawals                                 (88,795)   (113,047)    (90,330)    (64,246)
  - Contract transfers                                    (8,183)     67,521     (46,256)    (80,189)
                                                       ---------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          64     117,514      16,150     (56,255)
                                                       ---------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   67,267     219,285     170,352     225,495
                                                       ---------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                        $ 539,206  $1,242,437  $1,366,816  $1,274,162
                                                       =========  ==========  ==========  ==========

See accompanying notes.

                                                                                  PIMCO
                                                                                   VIT
                                                                                COMMODITY
                                                        NB AMT      NB AMT      REAL RETURN
                                                      PARTNERS I   REGENCY I  ADMINISTRATIVE
                                                        CLASS        CLASS        CLASS
                                                      SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                      ----------  ----------  --------------
NET ASSETS AT JANUARY 1, 2009                         $  88,360   $ 205,304     $      --
Changes From Operations:
  - Net investment income (loss)                          2,194       2,633           501
  - Net realized gain (loss) on investments              (4,393)    (15,675)        1,354
  - Net change in unrealized appreciation
       or depreciation on investments                    52,975     101,811          (432)
                                                      ---------   ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       50,776      88,769         1,423
Change From Unit Transactions:
  - Contract purchases                                    1,567      28,082            40
  - Contract withdrawals                                 (6,780)    (16,549)         (229)
  - Contract transfers                                  (24,387)    (42,702)       15,574
                                                      ---------   ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (29,600)    (31,169)       15,385
                                                      ---------   ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  21,176      57,600        16,808
                                                      ---------   ---------     ---------
NET ASSETS AT DECEMBER 31, 2009                         109,536     262,904        16,808
Changes From Operations:
  - Net investment income (loss)                            (63)        303         8,293
  - Net realized gain (loss) on investments              (8,112)      1,165         1,558
  - Net change in unrealized appreciation
       or depreciation on investments                    24,169      62,622        10,802
                                                      ---------   ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       15,994      64,090        20,653
Change From Unit Transactions:
  - Contract purchases                                    3,354      28,032        26,557
  - Contract withdrawals                                 (4,945)    (22,581)       (6,599)
  - Contract transfers                                    1,025     (31,649)       55,463
                                                      ---------   ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       (566)    (26,198)       75,421
                                                      ---------   ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  15,428      37,892        96,074
                                                      ---------   ---------     ---------
NET ASSETS AT DECEMBER 31, 2010                       $ 124,964   $ 300,796     $ 112,882
                                                      =========   =========     =========

                                                        PREMIER      PUTNAM      PUTNAM
                                                          VIT          VT          VT
                                                         OPCAP       GLOBAL      GROWTH &
                                                        MANAGED   HEALTH CARE    INCOME
                                                       CLASS I      CLASS IB    CLASS IB
                                                      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                      ----------  -----------  ----------
NET ASSETS AT JANUARY 1, 2009                          $ 38,467    $ 47,394     $ 20,113
Changes From Operations:
  - Net investment income (loss)                            651        (443)         250
  - Net realized gain (loss) on investments              (1,595)      5,455       (6,527)
  - Net change in unrealized appreciation
       or depreciation on investments                     9,595       7,709        9,216
                                                       --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        8,651      12,721        2,939
Change From Unit Transactions:
  - Contract purchases                                    4,356      10,141          201
  - Contract withdrawals                                 (3,556)     (4,574)        (867)
  - Contract transfers                                     (171)     (3,728)      (6,771)
                                                       --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        629       1,839       (7,437)
                                                       --------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   9,280      14,560       (4,498)
                                                       --------    --------     --------
NET ASSETS AT DECEMBER 31, 2009                          47,747      61,954       15,615
Changes From Operations:
  - Net investment income (loss)                           (103)        712          117
  - Net realized gain (loss) on investments              (7,550)       (369)        (220)
  - Net change in unrealized appreciation
       or depreciation on investments                    10,248        (150)       2,182
                                                       --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        2,595         193        2,079
Change From Unit Transactions:
  - Contract purchases                                      175       9,061          347
  - Contract withdrawals                                   (928)     (3,633)        (657)
  - Contract transfers                                  (49,589)     (9,535)          43
                                                       --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (50,342)     (4,107)        (267)
                                                       --------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (47,747)     (3,914)       1,812
                                                       --------    --------     --------
NET ASSETS AT DECEMBER 31, 2010                        $     --    $ 58,040     $ 17,427
                                                       ========    ========     ========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1.   ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of the Company. The Variable Account consists of fourteen products as follows:

     -    VUL-I
     -    Lincoln VUL(CV)
     -    Lincoln VUL(CV)-II
     -    Lincoln VUL(CV)-III
     -    Lincoln VUL(CV)-IV
     -    Lincoln VUL(DB)
     -    Lincoln VUL(DB)-II
     -    Lincoln VUL(DB)-IV
     -    Lincoln VUL(ONE)
     -    Lincoln Momentum VUL(ONE)
     -    Lincoln VUL(ONE) 2005
     -    Lincoln Momentum VUL(ONE) 2005
     -    Lincoln VUL(ONE) 2007
     -    Lincoln AssetEdge VUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirteen mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP Limited-Term Diversified Income
      Standard Class Series
   Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Small Cap Index Class A Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Opportunities Service Class Portfolio
   Fidelity VIP High Income Service Class Portfolio
   Fidelity VIP Investment Grade Bond Initial Class Portfolio
   Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
   FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
   Invesco V.I. Capital Appreciation Series I Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Diversified Income Series I Fund
   Invesco V.I. International Growth Series I Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Institutional Class Portfolio
   Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Service Class Portfolio
   Janus Aspen Series Global Technology Service Class Portfolio
   Janus Aspen Series Worldwide Institutional Class Portfolio
   Janus Aspen Series Worldwide Service Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Capital Growth Standard Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP JPMorgan High Yield Standard Class Fund
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Standard Class Fund**
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP Templeton Growth Standard Class Fund
   LVIP Turner Mid-Cap Growth Standard Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund
   LVIP Wilshire 2010 Profile Standard Class Fund
   LVIP Wilshire 2020 Profile Standard Class Fund
   LVIP Wilshire 2030 Profile Standard Class Fund
   LVIP Wilshire 2040 Profile Standard Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund

M Fund, Inc. (M):
   M Business Opportunity Value Fund
   M Capital Appreciation Fund
   M International Equity Fund
   M Large Cap Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Partners I Class Portfolio
   NB AMT Regency I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund

Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of the Company
**   Available fund with no money invested at December 31, 2010

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on De-cember 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2009, the BlackRock Global Allocation V.I. Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Class 1 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 1 Fund, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care Class IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

During 2010, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMor-gan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subac-counts are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the In-vesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation Fund and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2010, the FTVIPT Templeton Global Asset Allocation Class 1 Fund and the Premier VIT OPCAP Managed Class I Portfolio ceased to be available as investment options to Variable Account Contract owners.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the fourteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 11/02/09. For policies issued on or after 11/02/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2010 and 2009, amounted to $626,490 and $476,376, respectively.

The Company charges a monthly administrative fee which varies by product and policy year. Refer to the product prospectus for applicable fees. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2010 and 2009, totaled $690,212 and $470,056, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2010 and 2009, amounted to $3,198,201 and $3,391,170, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended De-cember 31, 2010 and 2009, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VUL(ONE) 2007 and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2010 and 2009, surrender charges and partial surrender administrative charges totaled $346,261 and $269,805, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2010                  0.10%    0.90%    $10.27    $18.79       41,410    $565,931     17.87%     18.87%       2.04%
            2009                  0.10%    0.90%     10.37     15.92       28,355     337,520     52.11%     52.72%       0.00%
            2008                  0.50%    0.90%      6.81     10.45       29,428     229,844    -47.84%    -47.63%       0.00%
            2007                  0.50%    0.90%     13.03     20.00       12,972     199,458     19.12%     19.60%       0.00%
            2006                  0.50%    0.90%     10.92     16.77        5,125      69,184      7.66%      8.10%       0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2010                  0.10%    0.90%      7.75     14.49       47,833     551,128     12.08%     13.09%       0.00%
            2009                  0.10%    0.90%      9.27     12.91       49,652     506,097     19.74%     20.22%       4.13%
            2008                  0.50%    0.90%      7.71     10.76       54,381     467,960    -41.14%    -40.90%       2.20%
            2007                  0.50%    0.90%     13.05     18.26       46,140     681,295      4.18%      4.59%       1.44%
            2006                  0.50%    0.90%     12.47     17.50       35,113     511,844     16.23%     16.74%       1.37%
ABVPSF INTERNATIONAL VALUE CLASS A
            2010                  0.10%    0.90%      6.33      8.17       40,701     337,146      3.66%      4.59%       3.38%
            2009                  0.10%    0.90%      7.74      7.85       34,431     267,681     33.47%     34.01%       1.36%
            2008                  0.50%    0.90%      5.80      5.86       35,112     205,077    -53.61%    -53.42%       1.10%
            2007                  0.50%    0.90%     12.50     12.58       20,247     254,029      4.89%      5.31%       0.91%
            2006       7/24/06    0.50%    0.90%     11.92     11.95        5,506      65,698      7.56%     20.88%       0.00%
ABVPSF LARGE CAP GROWTH CLASS A
            2010                  0.50%    0.90%     11.14     13.88        8,966     108,899      9.11%      9.55%       0.48%
            2009                  0.50%    0.90%     10.21     12.70        9,476     105,643     36.28%     36.83%       0.16%
            2008                  0.50%    0.90%      7.49      9.30        8,204      66,887    -40.20%    -39.96%       0.00%
            2007                  0.50%    0.90%     12.52     15.54       10,350     137,764     12.90%     13.35%       0.00%
            2006                  0.50%    0.90%     11.09     13.74        9,158     108,817     -1.34%     -0.94%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF SMALL/MID CAP VALUE CLASS A
            2010                  0.10%    0.90%    $10.14    $24.81       39,193    $644,863     25.76%     26.85%       0.41%
            2009                  0.10%    0.90%     11.79     19.70       32,856     448,130     41.55%     42.15%       1.08%
            2008                  0.50%    0.90%      8.29     13.89       26,836     267,565    -36.15%    -35.90%       0.71%
            2007                  0.50%    0.90%     12.94     21.73       24,231     399,464      0.79%      1.20%       0.87%
            2006                  0.50%    0.90%     12.79     21.53       20,559     342,002     13.40%     13.85%       0.40%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2010                  0.10%    0.90%     11.06    13.56        57,728     740,187      4.42%      5.26%       1.84%
            2009                  0.10%    0.90%     11.94    12.94        53,233     653,850      9.46%      9.90%       2.10%
            2008                  0.50%    0.90%     10.90    11.77        34,862     392,823     -2.16%     -1.77%       5.18%
            2007                  0.50%    0.90%     11.10    11.98        43,578     501,541      8.69%      9.12%       4.80%
            2006                  0.50%    0.90%     10.17    10.98        34,663     368,935      0.97%      1.38%       3.47%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2010                  0.10%    0.90%      9.92    17.38        64,313   1,008,246     10.74%     11.74%       1.55%
            2009                  0.10%    0.90%     13.98    15.63        57,079     817,024     41.03%     41.59%       1.48%
            2008                  0.50%    0.90%      9.87    11.04        54,184     556,200    -38.94%    -38.70%       2.20%
            2007                  0.50%    0.90%     16.10    18.01        36,420     609,587     13.82%     14.28%       3.30%
            2006                  0.50%    0.90%     14.09    15.76        16,807     253,889     19.30%     19.83%       0.77%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2010                  0.10%    0.90%      9.40     30.18       85,240   1,578,851     21.32%     22.39%       1.74%
            2009                  0.10%    0.90%     13.64     24.84       79,008   1,214,359     59.85%     60.49%       0.28%
            2008                  0.50%    0.90%      8.52     15.52       79,690     768,134    -53.94%    -53.75%       0.00%
            2007                  0.50%    0.90%     18.47     33.64       60,242   1,267,062     20.34%     20.82%       3.02%
            2006                  0.50%    0.90%     15.32     27.91       47,770     873,496     22.91%     23.44%       0.46%
AMERICAN FUNDS GROWTH CLASS 2
            2010                  0.10%    0.90%      9.26     18.95      380,500   5,164,737     17.62%     18.57%       0.74%
            2009                  0.10%    0.90%      8.40     16.09      378,040   4,357,191     38.16%     38.73%       0.67%
            2008                  0.50%    0.90%      6.07     11.63      379,205   3,131,467    -44.47%    -44.25%       0.88%
            2007                  0.50%    0.90%     10.92     20.91      327,806   4,834,418     11.34%     11.79%       0.87%
            2006                  0.50%    0.90%      9.79     18.75      251,487   3,341,576      9.23%      9.67%       0.85%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2010                  0.10%    0.90%      8.66     16.40      305,129   3,792,386     10.43%     11.34%       1.52%
            2009                  0.10%    0.90%     10.57     14.83      295,753   3,339,574     30.06%     30.59%       1.67%
            2008                  0.50%    0.90%      8.09     11.39      282,166   2,468,489    -38.41%    -38.16%       1.76%
            2007                  0.50%    0.90%     13.08     18.46      276,684   3,943,876      4.10%      4.52%       1.76%
            2006                  0.50%    0.90%     12.52     17.70      199,951   2,808,901     14.17%     14.63%       1.70%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2010                  0.10%    0.90%      9.09     24.05      160,200   2,728,011      6.27%      7.13%       2.14%
            2009                  0.10%    0.90%     14.35     22.60      138,716   2,282,616     41.79%     42.36%       1.57%
            2008                  0.50%    0.90%     10.08     15.91      138,470   1,625,445    -42.64%    -42.41%       2.26%
            2007                  0.50%    0.90%     17.50     27.71      107,330   2,259,734     18.95%     19.42%       1.66%
            2006                  0.50%    0.90%     14.65     23.26       76,946   1,456,693     17.91%     18.38%       1.79%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2010                  0.10%    0.90%     12.70     12.76       37,390     474,129      9.07%      9.40%       1.48%
            2009       8/24/09    0.60%    0.90%     11.64     11.67       22,059     257,006      0.60%      7.95%       2.10%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2010                  0.10%    0.90%     12.69     16.21       75,462   1,129,048      7.09%      7.94%       4.54%
            2009                  0.10%    0.90%     13.72     15.08       59,141     828,991     25.82%     26.33%       5.60%
            2008                  0.50%    0.90%     10.91     11.93       44,364     495,519     -5.41%     -5.02%       4.02%
            2007                  0.50%    0.90%     11.51     12.56       47,659     562,081      6.67%      7.10%       2.98%
            2006                  0.50%    0.90%     10.75     11.73       30,387     340,024      6.94%      7.38%       1.36%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2010                  0.10%    0.90%     10.04     49.33       67,914   1,827,002     17.43%     18.38%       0.65%
            2009                  0.10%    0.90%     18.76     42.01       66,774   1,576,932     76.52%     77.23%       1.26%
            2008                  0.50%    0.90%     10.58     23.80       73,473   1,028,268    -51.99%    -51.80%       1.56%
            2007                  0.50%    0.90%     21.96     49.57       58,039   1,778,275     37.61%     38.16%       1.53%
            2006                  0.50%    0.90%     15.89     36.02       53,300   1,200,329     26.00%     26.50%       1.02%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2010                  0.10%    0.90%    $12.43    $23.65       53,993    $939,073     14.28%     15.23%       7.66%
            2009                  0.10%    0.90%     13.35     20.66       51,756     793,299     47.64%     48.23%       7.12%
            2008                  0.50%    0.90%      9.04     13.97       44,599     477,581    -24.85%    -24.55%       8.67%
            2007                  0.50%    0.90%     12.03     18.57       49,570     716,488      1.87%      2.28%       6.28%
            2006                  0.50%    0.90%     11.81     18.20       39,018     581,179     11.44%     11.89%       5.80%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2010                  0.10%    0.90%     11.62     12.63       17,267     206,369      3.50%      4.43%       2.23%
            2009                  0.10%    0.90%     12.01     12.15        7,323      86,987     11.95%     12.25%       3.59%
            2008                  0.50%    0.75%     10.73     10.83        2,081      22,356     -1.03%     -0.82%       4.68%
            2007                  0.50%    0.75%     10.84     10.84        1,886      20,459      3.69%      3.69%       4.79%
            2006       2/28/06    0.75%    0.90%     10.43     10.46        2,011      21,027      3.30%      3.51%       3.89%
DELAWARE VIP REIT STANDARD CLASS
            2010                  0.10%    0.90%     12.24     25.22       63,369     996,824     25.85%     26.35%       2.73%
            2009                  0.50%    0.90%      9.69     20.01       61,045     777,000     22.21%     22.73%       4.66%
            2008                  0.50%    0.90%      7.90     16.35       56,993     593,654    -35.64%    -35.36%       2.40%
            2007                  0.50%    0.90%     12.22     25.37       53,000     891,007    -14.71%    -14.35%       1.28%
            2006                  0.50%    0.90%     14.27     29.70       40,132     874,621     31.44%     31.97%       1.74%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2010                  0.10%    0.90%     10.21     27.06       71,604   1,414,000     31.09%     31.61%       0.62%
            2009                  0.50%    0.90%     11.28     20.62       66,718   1,065,649     30.65%     31.23%       0.98%
            2008                  0.50%    0.90%      8.60     15.77       71,502     895,770    -30.51%    -30.20%       0.80%
            2007                  0.50%    0.90%     12.32     22.66       76,215   1,385,477     -7.46%     -7.09%       0.49%
            2006                  0.50%    0.90%     13.26     24.47       69,733   1,428,174     15.15%     15.61%       0.24%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2010       10/8/10    0.35%    0.90%      9.91     20.98       55,045     785,041     13.54%     13.68%       0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                  0.50%    0.90%      7.28     15.42       69,594     713,270     53.34%     53.96%       0.00%
            2008                  0.50%    0.90%      4.74     10.04       74,788     508,802    -47.22%    -47.00%       0.00%
            2007                  0.50%    0.90%      8.97     18.99       71,837     931,518      9.76%     10.20%       0.00%
            2006                  0.50%    0.90%      8.16     17.28       63,262     733,428      6.63%      7.06%       0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2010                  0.10%    0.90%     10.94     14.59       10,260     134,057     12.88%     13.48%       0.08%
            2009                  0.50%    0.90%      9.64     12.90       13,108     151,357     42.01%     42.58%       0.21%
            2008                  0.50%    0.90%      6.76      9.07        9,541      77,748    -43.17%    -42.94%       0.04%
            2007                  0.50%    0.90%     11.96     15.94        8,835     125,759     11.56%     12.00%       0.00%
            2006                  0.50%    0.90%     10.71     14.27        8,441     106,986      1.39%      1.80%       0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2010                  0.15%    0.90%      7.93     16.36       54,403     687,096     14.59%     15.06%       2.33%
            2009                  0.50%    0.90%      9.91     14.25       48,482     534,087     16.91%     17.38%       3.13%
            2008                  0.50%    0.90%      8.44     12.18       42,542     405,917    -34.02%    -33.76%       2.87%
            2007                  0.50%    0.90%     12.74     18.43       38,154     556,120     -3.60%     -3.21%       1.47%
            2006                  0.50%    0.90%     13.17     19.08       32,488     513,970     22.99%     23.49%       1.22%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2010                  0.10%    0.60%     12.94     12.94        2,479      31,878     11.80%     11.80%       0.26%
            2009          7/2/09  0.60%    0.60%     11.58     11.58          223       2,582     13.67%     13.67%       0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2010                  0.35%    0.90%      9.04     15.32      213,550   2,477,826     13.68%     14.13%       1.90%
            2009                  0.50%    0.90%      7.94     13.46      225,816   2,245,795     25.19%     25.69%       2.81%
            2008                  0.50%    0.90%      6.33     10.74      228,544   1,803,701    -37.72%    -37.47%       2.44%
            2007                  0.50%    0.90%     10.15     17.21      222,909   2,827,699      4.35%      4.77%       1.48%
            2006                  0.50%    0.90%      9.71     16.47      212,175   2,568,795     14.48%     14.95%       1.12%
DWS VIP SMALL CAP INDEX CLASS A
            2010                  0.35%    0.90%     13.39     21.40       50,571     819,123     25.26%     25.76%       0.88%
            2009                  0.50%    0.90%     10.69     17.05       56,270     718,384     25.44%     25.94%       1.81%
            2008                  0.50%    0.90%      8.52     13.58       57,404     586,909    -34.71%    -34.45%       1.63%
            2007                  0.50%    0.90%     13.03     20.76       56,877     895,337     -2.78%     -2.39%       0.85%
            2006                  0.50%    0.90%     13.35     21.32       53,535     874,910     16.44%     16.91%       0.63%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2010                  0.80%    0.80%   $13.99    $13.99      15,458    $  216,287    13.36%     13.36%      1.68%
            2009                  0.80%    0.80%    12.34     12.34      16,968       209,429    28.08%     28.08%      2.23%
            2008                  0.80%    0.80%     9.64      9.64      20,501       197,553   -29.29%    -29.29%      2.63%
            2007                  0.80%    0.80%    13.63     13.63      21,658       295,134    14.58%     14.58%      6.11%
            2006                  0.80%    0.80%    11.89     11.89      22,486       267,428     6.46%      6.46%      2.66%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2010                  0.10%    0.90%     9.45     19.07     131,673     1,945,423    16.06%     17.00%      1.18%
            2009                  0.10%    0.90%    11.89     16.41     128,447     1,643,933    34.45%     34.99%      1.35%
            2008                  0.50%    0.90%     8.83     12.18     113,800     1,109,357   -43.13%    -42.90%      0.97%
            2007                  0.50%    0.90%    15.48     21.39     103,815     1,800,039    16.46%     16.92%      0.87%
            2006                  0.50%    0.90%    13.24     18.34     101,348     1,521,472    10.59%     11.03%      1.17%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2010                  0.80%    0.80%    12.17     12.17      38,126       463,864    14.23%     14.23%      1.82%
            2009                  0.80%    0.80%    10.65     10.65      41,051       437,228    29.17%     29.17%      2.30%
            2008                  0.80%    0.80%     8.25      8.25      43,323       357,218   -43.11%    -43.11%      2.63%
            2007                  0.80%    0.80%    14.49     14.49      41,940       607,888     0.72%      0.72%      1.57%
            2006                  0.80%    0.80%    14.39     14.39      54,326       781,754    19.24%     19.24%      3.35%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2010                  0.50%    0.90%    11.29     15.33      14,665       199,166    14.05%     14.51%      1.40%
            2009                  0.50%    0.90%     9.89     13.42      21,942       261,817    28.87%     29.38%      2.26%
            2008                  0.50%    0.90%     7.68     10.40      20,818       191,468   -43.22%    -42.99%      2.46%
            2007                  0.50%    0.90%    13.52     18.28      23,136       381,717     0.51%      0.91%      1.70%
            2006                  0.50%    0.90%    13.45     18.16      22,995       377,928    19.00%     19.48%      3.19%
FIDELITY VIP GROWTH SERVICE CLASS
            2010                  0.10%    0.90%     7.02     15.23      43,959       481,962    22.95%     24.03%      0.19%
            2009                  0.10%    0.90%     5.70     12.37      42,898       347,517    27.00%     27.52%      0.34%
            2008                  0.50%    0.90%     4.49      9.73      42,682       270,320   -47.71%    -47.50%      0.67%
            2007                  0.50%    0.90%     8.56     18.57      43,730       548,937    25.73%     26.24%      0.63%
            2006                  0.50%    0.90%     6.80     14.75      45,022       444,304     5.77%      6.20%      0.29%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2010                  0.35%    0.90%     8.09     10.54       7,985        84,886    22.55%     22.73%      0.10%
            2009                  0.75%    0.90%     6.59      8.60      10,564        71,265    44.41%     44.63%      0.42%
            2008                  0.75%    0.90%     4.56      5.96      10,546        49,148   -55.47%    -55.40%      0.49%
            2007                  0.75%    0.90%    10.22     13.38       7,044        72,477    21.94%     22.12%      0.00%
            2006                  0.75%    0.90%     8.36     10.97       6,854        57,700     4.35%      4.51%      0.58%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2010                  0.35%    0.90%    13.98     16.95       4,806        67,047    12.77%     12.94%      7.88%
            2009                  0.75%    0.90%    12.38     15.03       4,478        56,014    42.49%     42.70%      6.52%
            2008                  0.75%    0.90%     8.67     10.55       6,394        55,946   -25.74%    -25.62%      8.38%
            2007                  0.75%    0.90%    11.66     14.20       7,242        85,201     1.73%      1.89%      8.22%
            2006                  0.75%    0.90%    11.44     13.96       7,203        83,142    10.17%     10.35%      7.25%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
            2010                  0.80%    0.80%    17.90     17.90      15,351       274,845     6.95%      6.95%      3.50%
            2009                  0.80%    0.80%    16.74     16.74      16,555       277,150    14.80%     14.80%      8.77%
            2008                  0.80%    0.80%    14.58     14.58      17,795       259,493    -4.02%     -4.02%      4.17%
            2007                  0.80%    0.80%    15.19     15.19      18,657       283,461     3.52%      3.52%      4.34%
            2006                  0.80%    0.80%    14.68     14.68      24,475       359,225     3.52%      3.52%      3.95%
FIDELITY VIP MID CAP SERVICE CLASS
            2010                  0.10%    0.90%    10.97     16.85      39,316       621,567    27.55%     28.59%      0.28%
            2009                  0.10%    0.90%    10.04     13.16      34,344       434,158    38.76%     39.32%      0.65%
            2008                  0.50%    0.90%     7.24      9.45      27,589       249,569   -40.05%    -39.81%      0.41%
            2007                  0.50%    0.90%    12.07     15.69      17,264       258,532    14.45%     14.91%      0.72%
            2006                  0.50%    0.90%    13.57     13.66       9,626       126,023    11.59%     12.03%      0.06%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2010                  0.10%    0.90%     8.13     19.86      18,419       259,312    11.98%     12.99%      1.53%
            2009                  0.10%    0.90%    12.00     17.71      13,969       179,889    25.30%     25.81%      2.09%
            2008                  0.50%    0.90%     9.54     14.11      13,098       138,201   -44.37%    -44.15%      3.05%
            2007                  0.50%    0.90%    17.07     25.32      10,805       213,486    16.16%     16.62%      3.01%
            2006                  0.50%    0.90%    14.64     21.76      11,086       197,663    16.89%     17.36%      0.74%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2010                  0.10%    0.90%   $10.21    $12.48      43,142    $  509,593    11.83%     12.74%      6.17%
            2009                  0.10%    0.90%    10.96     11.12      35,546       378,399    34.67%     35.21%      8.44%
            2008                  0.50%    0.90%     8.14      8.22      22,698       186,007   -30.05%    -29.76%      4.96%
            2007                  0.50%    0.90%    11.63     11.70      12,229       142,705     3.08%      3.49%      3.22%
            2006     7/24/06      0.50%    0.90%    11.28     11.31       3,735        42,218     3.23%      9.67%      0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2010                  0.10%    0.90%    10.74     20.56      28,859       435,795    26.79%     27.82%      0.00%
            2009                  0.10%    0.90%    10.95     16.19      29,738       359,129    42.66%     43.23%      0.00%
            2008                  0.50%    0.90%     7.67     11.34      28,214       240,761   -42.86%    -42.63%      0.00%
            2007                  0.50%    0.90%    13.43     19.81      26,572       415,224    10.51%     10.95%      0.00%
            2006                  0.50%    0.90%    12.15     17.90      22,618       327,236     7.97%      8.41%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2010                  0.10%    0.90%     8.26     10.26      37,433       380,414    10.47%     11.35%      1.84%
            2009                  0.10%    0.90%     9.12      9.25      32,504       296,085    25.21%     25.72%      2.28%
            2008                  0.50%    0.90%     7.28      7.36      26,689       195,885   -37.50%    -37.25%      3.82%
            2007                  0.50%    0.90%    11.65     11.73      17,051       199,616     2.79%      3.20%      1.44%
            2006     8/8/06       0.50%    0.90%    11.34     11.37       4,117        46,751     3.96%     11.74%      0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2010                  0.80%    0.80%    15.21     15.21      18,664       283,818     7.81%      7.81%      2.09%
            2009                  0.80%    0.80%    14.10     14.10      19,107       269,487    36.25%     36.25%      3.60%
            2008                  0.80%    0.80%    10.35     10.35      20,580       213,043   -40.71%    -40.71%      2.67%
            2007                  0.80%    0.80%    17.46     17.46      21,658       378,153    14.87%     14.87%      2.00%
            2006                  0.80%    0.80%    15.20     15.20      19,749       300,188    20.73%     20.73%      1.36%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2010                  0.35%    0.90%    13.15     14.26       8,772       115,250     7.43%      7.60%      1.86%
            2009                  0.75%    0.90%    12.22     13.27       8,435       103,452    35.82%     36.02%      3.21%
            2008                  0.75%    0.90%     8.99      9.77       9,663        87,079   -40.91%    -40.82%      2.42%
            2007                  0.75%    0.90%    15.19     16.54       8,631       131,551    14.42%     14.59%      1.98%
            2006                  0.75%    0.90%    13.25     14.45       9,128       121,370    20.34%     20.54%      1.26%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
            2009                  0.80%    0.80%    17.32     17.32       1,356        23,485    21.24%     21.24%     11.75%
            2008                  0.80%    0.80%    14.29     14.29       3,109        44,415   -25.57%    -25.57%     10.77%
            2007                  0.80%    0.80%    19.20     19.20       2,773        53,232     9.44%      9.44%     17.73%
            2006                  0.80%    0.80%    17.54     17.54       2,612        45,816    20.42%     20.42%      7.37%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2010                  0.50%    0.90%    14.96     17.74      44,351       777,164    13.68%     14.15%      1.54%
            2009                  0.50%    0.90%    14.46     15.54      42,598       655,748    17.90%     18.39%     13.92%
            2008                  0.50%    0.90%    12.26     13.13      30,882       403,743     5.51%      5.93%      3.59%
            2007                  0.50%    0.90%    11.62     12.39      29,316       360,726    10.28%     10.72%      3.15%
            2006                  0.50%    0.90%    11.19     11.19      20,525       229,100    12.57%     12.58%      2.84%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2010                  0.50%    0.90%    11.10     16.25      23,783       310,975     6.77%      7.29%      1.66%
            2009                  0.50%    0.90%    10.36     15.19      27,422       330,455    30.16%     30.68%      3.52%
            2008                  0.50%    0.90%     7.93     11.66      25,122       233,327   -42.65%    -42.42%      2.08%
            2007                  0.50%    0.90%    13.77     20.29      22,951       379,389     1.63%      2.04%      1.48%
            2006                  0.50%    0.90%    13.49     19.94      20,382       351,909    21.11%     21.59%      1.54%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2010                  0.35%    0.90%    12.42     12.80       4,398        55,150     6.44%      6.59%      1.32%
            2009                  0.75%    0.90%    11.67     12.00       4,125        49,481    29.93%     30.12%      3.11%
            2008                  0.75%    0.90%     8.98      9.23       4,090        37,699   -42.84%    -42.75%      1.79%
            2007                  0.75%    0.90%    15.71     16.12       4,415        71,048     1.43%      1.58%      1.35%
            2006                  0.75%    0.90%    15.49     15.86       3,883        61,542    20.73%     20.90%      1.29%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2010                  0.35%    0.90%     4.33     13.47     125,240     1,039,884    14.46%     14.63%      0.77%
            2009                  0.75%    0.90%     3.78     11.75     153,053     1,052,733    19.99%     20.18%      0.67%
            2008                  0.75%    0.90%     3.15      9.78     157,769       907,854   -43.01%    -42.92%      0.00%
            2007                  0.75%    0.90%     5.51     17.13     153,234     1,557,585    11.01%     11.18%      0.00%
            2006                  0.75%    0.90%    10.82     10.82     148,794     1,368,085     5.45%      5.45%      0.08%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY SERIES I
            2010                  0.35%    0.90%   $ 7.93    $15.71     171,742    $1,593,445     8.57%      8.77%      0.97%
            2009                  0.75%    0.90%     7.30     14.44     197,207     1,647,897    27.15%     27.34%      1.87%
            2008                  0.75%    0.90%     5.73     11.34     221,823     1,453,381   -30.77%    -30.66%      2.24%
            2007                  0.75%    0.90%     8.26     16.36     218,450     2,063,574     7.14%      7.31%      1.12%
            2006     4/28/06      0.75%    0.90%     7.70     15.24     216,356     1,906,688     8.50%      8.61%      0.56%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
            2010                  0.80%    0.80%    12.41     12.41      15,734       195,213     9.17%      9.17%      5.80%
            2009                  0.80%    0.80%    11.36     11.36      17,308       196,697    10.19%     10.19%     10.03%
            2008                  0.80%    0.80%    10.31     10.31      19,540       201,522   -16.40%    -16.40%      9.10%
            2007                  0.80%    0.80%    12.34     12.34      20,985       258,887     0.91%      0.91%      7.22%
            2006                  0.80%    0.80%    12.22     12.22      22,125       270,478     3.65%      3.65%      6.09%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2010                  0.35%    0.90%    12.02     23.92      23,170       445,157    11.85%     12.02%      2.30%
            2009                  0.75%    0.90%    10.73     21.36      23,716       408,934    34.03%     34.23%      1.55%
            2008                  0.75%    0.90%     7.99     15.91      24,263       310,990   -40.92%    -40.83%      0.56%
            2007                  0.75%    0.90%    13.51     26.89      24,371       523,568    13.69%     13.86%      0.41%
            2006                  0.75%    0.90%    11.86     23.61      24,371       456,452    27.08%     27.28%      1.07%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2010                  0.35%    0.90%    14.65     15.66      11,447       161,685     7.43%      7.58%      2.68%
            2009                  0.75%    0.90%    13.62     14.58      16,604       226,371    24.82%     24.95%      2.95%
            2008                  0.75%    0.90%    10.90     11.68      20,305       221,542   -16.61%    -16.47%      2.63%
            2007                  0.75%    0.90%    13.05     14.01      25,606       337,034     9.55%      9.71%      2.61%
            2006                  0.75%    0.90%    11.90     12.79      25,104       301,850     9.73%      9.89%      2.17%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2010                  0.60%    0.90%    15.14     17.28      21,724       353,508     7.15%      7.47%      2.48%
            2009                  0.50%    0.90%    14.08     16.11      21,966       333,386    24.46%     24.96%      2.84%
            2008                  0.50%    0.90%    11.29     12.92      19,938       244,351   -16.81%    -16.48%      2.42%
            2007                  0.50%    0.90%    13.53     15.51      19,913       292,968     9.30%      9.74%      2.23%
            2006                  0.50%    0.90%    12.36     14.17      20,989       282,228     9.43%      9.87%      1.96%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2010                  0.35%    0.90%    16.62     23.90       5,219       100,407    24.39%     24.90%      0.00%
            2009                  0.50%    0.90%    13.36     19.18       6,583       109,396    43.14%     43.73%      0.00%
            2008                  0.50%    0.90%     9.33     13.38       8,306        93,942   -44.36%    -44.14%      0.07%
            2007                  0.50%    0.90%    16.77     24.00       7,653       155,404    20.65%     21.13%      0.07%
            2006                  0.50%    0.90%    13.90     19.86       7,107       119,327    12.29%     12.74%      0.00%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2010                  0.35%    0.90%     5.08      9.79       5,746        33,614    23.28%     23.47%      0.00%
            2009                  0.75%    0.90%     4.12      7.94       6,945        28,699    55.49%     55.72%      0.00%
            2008                  0.75%    0.90%     2.64      5.10       7,923        21,008   -44.47%    -44.39%      0.08%
            2007                  0.75%    0.90%     4.75      9.19       7,347        35,379    20.61%     20.79%      0.34%
            2006                  0.75%    0.90%     3.94      7.62       7,402        29,455     6.87%      7.02%      0.00%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2010                  0.35%    0.90%     6.66      9.15      39,827       322,383    14.79%     14.97%      0.60%
            2009                  0.75%    0.90%     5.79      7.97      53,262       309,259    36.49%     36.67%      1.43%
            2008                  0.75%    0.90%     4.24      5.84      56,380       239,678   -45.16%    -45.08%      1.22%
            2007                  0.75%    0.90%     7.71     10.65      54,180       424,194     8.65%      8.81%      0.76%
            2006                  0.75%    0.90%     7.09      9.80      54,502       393,947    17.14%     17.32%      1.79%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2010                  0.75%    0.90%    11.33     14.32       5,415        63,295    14.49%     14.66%      0.50%
            2009                  0.75%    0.90%     9.90     12.49       5,884        60,461    36.17%     36.38%      1.29%
            2008                  0.75%    0.90%     7.27      9.16       5,942        44,542   -45.30%    -45.22%      1.03%
            2007                  0.75%    0.90%    13.29     16.72       5,763        78,670     8.39%      8.55%      0.57%
            2006                  0.75%    0.90%    12.26     15.40       5,638        70,725    16.88%     17.06%      1.60%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2010                  0.50%    0.90%    10.86     14.39       2,040        25,899    25.56%     26.07%      0.00%
            2009                  0.50%    0.90%     8.65     11.41       2,058        20,852    37.43%     37.99%      0.00%
            2008                  0.50%    0.90%     8.15      8.27       1,966        14,427   -39.54%    -39.29%      0.00%
            2007     6/7/07       0.50%    0.90%    13.48     13.63         880        11,967    -3.31%     -3.09%      0.00%

                                    MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM     MAXIMUM    INVESTMENT
                      COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                   TOTAL       TOTAL      INCOME
SUBACCOUNT   YEAR        DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2010                      0.10%    0.90%    $10.14    $18.00       16,475  $  229,221     25.22%     26.23%       0.00%
            2009                      0.10%    0.90%      9.14     14.37       13,239     150,717     37.09%     37.63%       0.00%
            2008                      0.50%    0.90%      6.65     10.49       14,948     135,507    -39.68%    -39.44%       0.00%
            2007                      0.50%    0.90%     10.99     17.39       12,501     203,632      2.49%      2.90%       0.00%
            2006                      0.50%    0.90%     16.25     16.96        9,874     160,539     14.49%     14.66%       0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2010           5/21/10    0.15%    0.60%     10.18     10.21        9,365      95,408      1.29%      1.92%       1.35%
LVIP CAPITAL GROWTH STANDARD CLASS
            2010                      0.10%    0.60%      9.93      9.93        1,808      21,882     18.25%     18.25%       0.08%
            2009            4/3/09    0.60%    0.60%      8.40      8.40          317       2,660     34.14%     34.14%       0.45%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2010                      0.10%    0.90%      7.59      9.00       34,176     263,645     16.92%     17.84%       0.00%
            2009                      0.10%    0.90%      6.49      6.56       29,091     190,355     36.59%     37.14%       0.00%
            2008                      0.50%    0.90%      4.75      4.78       15,042      71,834    -42.56%    -42.32%       1.77%
            2007           5/30/07    0.50%    0.90%      8.27      8.29        4,112      34,040    -17.40%     -7.90%       0.57%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2010                      0.10%    0.60%      9.51     10.43        8,963      88,159     24.01%     24.64%       0.08%
            2009                      0.10%    0.60%      7.67      7.69        7,271      55,948     23.91%     24.05%       0.61%
            2008                      0.50%    0.90%      6.19      6.20        6,958      43,020    -34.35%    -34.28%       0.95%
            2007           11/9/07    0.50%    0.60%      9.43      9.44        1,203      11,346     -0.59%     -0.38%       0.00%
LVIP CORE STANDARD CLASS
            2006                      0.50%    0.50%     11.92     11.92           92       1,093     13.36%     13.36%       1.04%
LVIP DELAWARE BOND STANDARD CLASS
            2010                      0.10%    0.90%     12.33     18.72      167,972   2,539,992      7.52%      8.39%       3.47%
            2009                      0.10%    0.90%     12.55     17.38      155,629   2,264,171     17.84%     18.31%       4.48%
            2008                      0.50%    0.90%     10.65     14.73      145,513   1,831,406     -3.79%     -3.41%       4.60%
            2007                      0.50%    0.90%     11.04     15.29      173,959   2,262,482      4.50%      4.92%       5.24%
            2006                      0.50%    0.90%     10.52     14.61      146,132   1,871,197      3.78%      4.19%       4.57%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2010           9/20/10    0.50%    0.60%     10.12     10.13        3,050      30,869      0.09%      1.08%       0.69%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2010                      0.50%    0.90%     12.38     15.65       20,028     266,644     11.48%     11.92%       2.95%
            2009                      0.50%    0.90%     11.08     14.04       17,790     210,891     30.81%     31.39%       1.67%
            2008                      0.50%    0.90%      8.46     10.73       19,227     174,300    -33.82%    -33.55%       7.01%
            2007                      0.50%    0.90%     12.77     16.22       14,054     189,752      5.42%      5.81%       1.82%
            2006                      0.50%    0.90%     12.09     15.38        9,172     118,698     13.47%     13.87%       1.47%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2010                      0.15%    0.60%      8.60     11.34       10,626     117,435     12.26%     12.37%       1.04%
            2009                      0.50%    0.60%     10.04     10.09        8,009      78,299     23.93%     24.06%       1.33%
            2008                      0.50%    0.60%      8.10      8.13        6,280      50,920    -36.15%    -36.09%       1.87%
            2007                      0.50%    0.60%     12.73     12.73        3,307      42,000      5.59%      5.59%       1.68%
            2006           11/7/06    0.50%    0.50%     12.05     12.05          519       6,254      2.90%      2.90%       1.18%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2010                      0.35%    0.90%     10.28     17.25        7,998     104,766     10.57%     11.04%       0.65%
            2009                      0.50%    0.90%      9.28     14.43        7,124      84,497     28.82%     29.37%       0.77%
            2008                      0.50%    0.90%      7.20     11.20        5,770      51,933    -35.01%    -34.73%       0.98%
            2007                      0.50%    0.90%     11.05     17.24        5,304      73,508      2.04%      2.46%       0.99%
            2006                      0.50%    0.90%     10.82     16.89        4,648      63,004     11.29%     11.74%       0.95%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2010                      0.15%    0.90%      9.79      9.80        2,792      30,924     29.99%     30.08%       1.11%
            2009                      0.50%    0.60%      7.54      7.54          493       3,716     29.79%     29.79%       1.38%
            2008            2/8/08    0.50%    0.50%      5.81      5.81          346       2,009    -32.16%    -32.16%       2.72%
LVIP GLOBAL INCOME STANDARD CLASS
            2010                      0.10%    0.60%     11.81     11.81        2,081      24,220      9.58%      9.58%       3.61%
            2009          12/23/09    0.10%    0.10%     10.78     10.78            4          48      0.02%      0.02%       0.00%
LVIP GROWTH OPPORTUNITIES STANDARD CLASS
            2006                      0.50%    0.90%     13.45     13.45          754      10,125      9.62%      9.62%       0.00%

                                    MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM     MAXIMUM    INVESTMENT
                      COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                   TOTAL       TOTAL      INCOME
SUBACCOUNT   YEAR        DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2010                      0.10%    0.90%    $ 6.74    $15.65       11,363  $  133,639     10.35%     11.16%       0.80%
            2009                      0.10%    0.90%      6.10     14.17        9,205      93,572     37.24%     37.84%       0.90%
            2008                      0.50%    0.90%      4.43     10.31        5,529      42,660    -41.35%    -41.11%       0.83%
            2007                      0.50%    0.90%      7.55     17.55        3,834      47,597     19.35%     19.78%       0.28%
            2006                      0.50%    0.90%      6.32     14.68        4,164      36,471      8.68%      8.85%       0.19%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2010           6/9/10     0.15%    0.60%     10.89     10.92          792       8,642      5.71%     12.08%       4.40%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2010                      0.10%    0.90%      8.56      8.69       13,497     122,524     12.09%     12.54%       0.82%
            2009                      0.50%    0.90%      7.67      7.72       11,404      87,935     34.83%     35.17%       0.80%
            2008                      0.50%    0.75%      5.69      5.71       13,942      79,525    -49.33%    -49.20%       2.33%
            2007          10/19/07    0.50%    0.75%     11.22     11.24        1,606      18,044     -4.06%     19.15%       0.13%
LVIP MFS VALUE STANDARD CLASS
            2010                      0.10%    0.60%      8.78      9.25       21,601     203,762     10.92%     11.47%       1.55%
            2009                      0.10%    0.60%      7.92      7.94       12,722     100,970     20.24%     20.36%       1.46%
            2008                      0.50%    0.90%      6.58      6.60        8,335      54,815    -32.69%    -32.63%       1.70%
            2007           11/6/07    0.50%    0.60%      9.78      9.79        2,399      23,468     -2.55%     -1.88%       0.96%
LVIP MID-CAP VALUE STANDARD CLASS
            2010                      0.10%    0.90%      8.85     11.13        2,752      25,905     22.78%     23.78%       0.30%
            2009                      0.10%    0.90%      7.20      7.28        2,369      17,219     41.13%     41.73%       0.38%
            2008                      0.50%    0.90%      5.11      5.14        4,525      23,161    -41.24%    -41.01%       0.58%
            2007           7/12/07    0.50%    0.90%      8.69      8.71        2,731      23,742    -15.09%     -7.89%       0.44%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2010                      0.10%    0.90%      7.81     20.96       41,727     598,401      1.52%      1.97%       3.45%
            2009                      0.50%    0.90%     12.46     20.61       36,590     529,108     20.15%     20.63%       3.56%
            2008                      0.50%    0.90%     10.33     17.13       31,705     380,330    -37.22%    -36.97%       5.21%
            2007                      0.50%    0.90%     16.38     27.24       27,961     557,964     10.49%     10.93%       2.23%
            2006                      0.50%    0.90%     14.77     24.62       18,345     354,730     28.84%     29.36%       3.12%
LVIP MONEY MARKET STANDARD CLASS
            2010                      0.10%    0.90%      9.99     12.37      442,354   4,881,701     -0.85%     -0.05%       0.05%
            2009                      0.10%    0.90%     11.07     12.46      404,861   4,581,508     -0.60%     -0.20%       0.31%
            2008                      0.50%    0.90%     11.14     12.52      529,566   6,119,526      1.43%      1.83%       2.27%
            2007                      0.50%    0.90%     10.98     12.34      387,363   4,438,909      4.02%      4.44%       4.85%
            2006                      0.50%    0.90%     10.55     11.85      405,269   4,455,683      3.74%      4.16%       4.59%
LVIP SSGA BOND INDEX STANDARD CLASS
            2010                      0.10%    0.90%     11.18     11.42       11,529     129,487      5.00%      5.86%       2.31%
            2009                      0.10%    0.90%     10.72     10.72        6,667      71,378      4.00%      4.00%       2.51%
            2008          10/20/08    0.50%    0.50%     10.31     10.31          537       5,538      6.19%      6.19%       0.63%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2010                      0.15%    0.75%      8.45      8.45        5,284      45,780      6.62%      6.62%       1.41%
            2009           2/20/09    0.60%    0.60%      7.93      7.93        2,670      21,159     78.72%     78.72%       4.59%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
            2010                      0.10%    0.90%     14.81     15.06        9,313     138,053     26.82%     27.64%       1.41%
            2009                      0.10%    0.75%     11.72     11.72        4,767      55,826     88.94%     88.94%       2.82%
            2008          10/20/08    0.50%    0.50%      6.21      6.21          880       5,462     -3.45%     -3.45%       0.87%
LVIP SSGA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2010                      0.15%    0.90%     11.84     12.11       52,313     633,412      7.76%      8.19%       1.10%
            2009                      0.50%    0.90%     11.15     11.20       48,131     538,565     30.01%     30.14%       7.37%
            2008                      0.50%    0.60%      8.57      8.60       41,923     360,471    -40.82%    -40.76%       0.79%
            2007                      0.50%    0.60%     14.52     14.52       19,459     282,444     10.46%     10.46%       1.20%
            2006                      0.50%    0.50%     13.15     13.15        7,849     103,186     15.96%     15.96%       1.07%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
            2010                      0.15%    0.90%      7.78      7.84        1,217      11,689      6.08%      6.41%       2.38%
            2009                      0.60%    0.90%      7.37      7.37          539       3,967     27.08%     27.08%       2.03%
            2008          11/20/08    0.60%    0.60%      5.80      5.80           51         295     25.50%     25.50%       0.72%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
            2010                      0.15%    0.90%      9.93     10.01        6,334      63,404     18.12%     18.48%       1.75%
            2009            1/2/09    0.60%    0.90%      8.41      8.45          755       6,379     30.07%     32.23%       2.37%

                                    MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM     MAXIMUM    INVESTMENT
                      COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                   TOTAL       TOTAL      INCOME
SUBACCOUNT   YEAR        DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2010                      0.15%    0.90%    $ 8.65    $10.69       25,283   $ 259,480     13.70%     14.16%       1.53%
            2009                      0.50%    0.90%      9.20      9.36       12,338     110,480     24.98%     25.48%       1.00%
            2008                      0.50%    0.90%      7.36      7.46       20,378     150,390    -37.76%    -37.51%       4.11%
            2007           4/27/07    0.50%    0.90%     11.82     11.94       14,712     173,977     -4.63%     -0.85%       2.47%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2010                      0.15%    0.90%      9.40      9.54       11,891     113,278     25.05%     25.56%       0.60%
            2009                      0.50%    0.90%      7.58      7.60        8,673      65,819     25.27%     25.39%       0.60%
            2008                      0.50%    0.90%      6.02      6.06       12,263      74,096    -34.57%    -34.30%       1.38%
            2007           8/31/07    0.50%    0.90%      9.20      9.22        5,931      54,594     -4.36%     -2.24%       0.79%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
            2010                      0.15%    0.60%     12.68     12.75        2,548      35,295     26.93%     27.36%       3.00%
            2009                      0.50%    0.60%     10.01     10.01          329       3,291     50.90%     50.90%       1.50%
            2008           6/26/08    0.50%    0.50%      6.64      6.64           14          95    -25.21%    -25.21%       0.78%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2010                      0.15%    0.90%      9.54      9.58        3,593      36,187     16.03%     16.15%       0.00%
            2009                      0.50%    0.60%      8.22      8.24        2,584      21,263     42.22%     42.38%       0.00%
            2008                      0.50%    0.90%      5.75      5.79        9,378      54,104    -42.37%    -42.13%       0.46%
            2007           9/14/07    0.50%    0.90%      9.98     10.01        4,453      44,451      0.73%      1.85%       0.26%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2010                      0.15%    0.90%     10.70     20.40       12,484     190,521     27.22%     27.73%       0.00%
            2009                      0.50%    0.90%     11.73     16.01       10,302     123,405     45.25%     45.61%       0.10%
            2008                      0.50%    0.75%      8.05     11.02       10,862      89,965    -43.20%    -43.06%       0.00%
            2007                      0.50%    0.75%     14.15     19.40        5,461      79,649     12.72%     13.02%       0.00%
            2006                      0.50%    0.75%     12.52     17.22          991      12,774      8.46%      8.73%       0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2010                      0.15%    0.90%      8.15      8.26        8,926      74,352      5.61%      6.04%       1.99%
            2009                      0.50%    0.90%      7.77      7.79        7,583      59,003     27.34%     27.47%       2.00%
            2008                      0.50%    0.75%      6.09      6.11        5,768      35,219    -38.23%    -38.07%       2.22%
            2007           5/30/07    0.50%    0.75%      9.86      9.87        3,791      37,401     -1.93%      5.48%       2.12%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2010                      0.50%    0.90%     10.37     10.41        7,247      75,111     26.49%     26.61%       0.00%
            2009                      0.50%    0.60%      8.20      8.22        1,097       9,011     47.52%     47.67%       0.00%
            2008                      0.50%    0.90%      5.53      5.57        3,437      19,053    -49.76%    -49.56%       0.00%
            2007           7/12/07    0.50%    0.90%     11.01     11.04        4,117      45,388      1.46%      6.74%       0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2010                      0.35%    0.90%     11.02     12.19       13,593     159,113     17.05%     17.34%       1.82%
            2009                      0.50%    0.75%      9.39     10.41        7,544      76,954     22.38%     22.69%       1.02%
            2008                      0.50%    0.90%      7.54      8.51       11,073      89,449    -38.88%    -38.63%       1.79%
            2007                      0.50%    0.90%     12.47     13.90       10,557     139,739      3.57%      3.83%       1.58%
            2006                      0.50%    0.75%     13.42     13.42        7,017      92,630     10.44%     10.44%       1.53%
LVIP WILSHIRE 2010 PROFILE STANDARD CLASS
            2010                      0.60%    0.60%     10.90     10.90        8,182      89,180     10.80%     10.80%       1.08%
            2009           5/13/09    0.60%    0.60%      9.84      9.84        8,451      83,137     20.23%     20.23%       1.76%
LVIP WILSHIRE 2020 PROFILE STANDARD CLASS
            2010                      0.50%    0.60%     10.48     10.51       23,786     249,343     11.36%     11.47%       0.96%
            2009                      0.50%    0.60%      9.41      9.43       22,108     208,043     24.91%     25.03%       2.17%
            2008            1/4/08    0.50%    0.60%      7.53      7.54       12,390      93,336    -25.60%     -3.36%       3.26%
LVIP WILSHIRE 2030 PROFILE STANDARD CLASS
            2010                      0.50%    0.60%     10.25     10.29       21,592     221,352     11.87%     11.99%       0.80%
            2009                      0.50%    0.60%      9.16      9.19       24,107     220,906     27.18%     27.31%       1.69%
            2008           1/16/08    0.50%    0.60%      7.20      7.22       25,677     184,985    -28.61%    -27.32%       1.76%
LVIP WILSHIRE 2040 PROFILE STANDARD CLASS
            2010                      0.35%    0.60%      9.70      9.74       10,905     106,102     12.98%     13.10%       0.41%
            2009                      0.50%    0.60%      8.59      8.61       26,691     229,199     30.17%     30.30%       1.34%
            2008                      0.50%    0.60%      6.61      6.61       23,653     156,024    -35.87%    -35.87%       0.70%
            2007           8/17/07    0.50%    0.50%     10.30     10.30            1          13      7.38%      7.38%       0.89%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE CONSERVATIVE PROFILE STANDARD CLASS
            2010                  0.10%    0.90%    $11.15   $13.65       7,897    $  100,895     9.51%     10.50%      5.03%
            2009                  0.10%    0.90%     12.19    12.41       1,719        20,704    23.73%     24.20%      5.83%
            2008                  0.50%    0.90%     10.00    10.00         505         5,016   -18.85%    -18.85%      1.62%
            2007                  0.50%    0.50%     12.32    12.32       6,293        77,511     7.24%      7.24%      1.60%
            2006     10/30/06     0.50%    0.50%     11.49    11.49       9,843       113,057     2.38%      2.38%      1.20%
LVIP WILSHIRE MODERATE PROFILE STANDARD CLASS
            2010                  0.10%    0.90%     10.51    13.61     157,580     1,951,586    10.96%     11.85%      3.27%
            2009                  0.10%    0.90%     11.99    12.21      98,671     1,154,973    26.89%     27.40%      4.91%
            2008                  0.50%    0.90%      9.45     9.59      70,619       674,964   -27.27%    -26.98%      2.22%
            2007                  0.50%    0.90%     12.99    13.13      41,771       547,012     8.29%      8.72%      1.50%
            2006                  0.50%    0.90%     12.08    12.08      29,178       351,826    11.47%     11.47%      1.51%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE STANDARD CLASS
            2010                  0.10%    0.90%      9.69    13.08     201,216     2,489,451    11.71%     12.61%      2.93%
            2009                  0.10%    0.90%     11.45    11.66     181,731     2,061,444    27.87%     28.39%      4.84%
            2008                  0.50%    0.90%      8.95     9.08     134,446     1,218,029   -34.02%    -33.75%      1.10%
            2007                  0.50%    0.90%     13.57    13.71     109,567     1,499,631     8.83%      9.26%      2.20%
            2006                  0.50%    0.90%     12.55    12.55      26,277       329,344    13.57%     13.57%      1.50%
M BUSINESS OPPORTUNITY VALUE
            2010                  0.50%    0.50%     11.61    11.61         267         3,103     8.74%      8.74%      0.53%
            2009     11/4/09      0.50%    0.50%     10.68    10.68         174         1,860     6.77%      6.77%      0.00%
M CAPITAL APPRECIATION
            2010                  0.50%    0.50%     17.13    17.13          95         1,632    26.43%     26.43%      0.17%
            2009     11/4/09      0.50%    0.50%     13.55    13.55          71           959    10.06%     10.06%      0.00%
M INTERNATIONAL EQUITY
            2010                  0.50%    0.50%     12.22    12.22         174         2,130     4.03%      4.03%      3.86%
            2009                  0.50%    0.50%     13.48    13.48         232         2,934    24.68%     24.68%      3.68%
            2008                  0.50%    0.50%     10.81    10.81         132         1,431   -40.15%    -40.15%      4.68%
            2007                  0.50%    0.50%     18.06    18.06          79         1,419     7.49%      7.49%      2.35%
            2006                  0.50%    0.50%     16.80    16.80          58           975    26.15%     26.15%      1.65%
M LARGE CAP GROWTH
            2010                  0.50%    0.50%     13.19    13.19         230         3,035    22.46%     22.46%      0.26%
            2009     11/4/09      0.50%    0.50%     10.77    10.77         173         1,865     7.03%      7.03%      0.00%
MFS VIT CORE EQUITY INITIAL CLASS
            2010                  0.35%    0.75%     12.59    16.40       1,103        17,662    16.34%     16.37%      1.00%
            2009                  0.75%    0.75%     10.82    14.10         961        13,270    31.44%     31.45%      1.74%
            2008                  0.75%    0.90%      8.23    10.73       1,097        11,466   -39.71%    -39.62%      0.83%
            2007                  0.75%    0.90%     13.65    17.76       1,343        23,364    10.14%     10.32%      0.34%
            2006                  0.50%    0.90%     12.37    16.10       1,429        22,377    12.77%     13.23%      0.42%
MFS VIT GROWTH INITIAL CLASS
            2010                  0.10%    0.90%      6.41    19.08      55,505       539,206    14.30%     15.16%      0.12%
            2009                  0.10%    0.90%      5.60    16.67      60,299       471,939    36.44%     36.99%      0.32%
            2008                  0.50%    0.90%      4.10    12.20      69,432       395,506   -37.98%    -37.73%      0.24%
            2007                  0.50%    0.90%      6.60    19.64      73,799       697,185    20.09%     20.57%      0.00%
            2006                  0.50%    0.90%      5.49    16.33      73,266       564,552     6.93%      7.36%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2010                  0.10%    0.90%      9.65    15.58      96,405     1,242,437     8.94%      9.75%      2.59%
            2009                  0.10%    0.90%     10.95    14.29      83,150     1,023,152    16.97%     17.44%      3.52%
            2008                  0.50%    0.90%      9.33    12.20      87,724       937,456   -22.83%    -22.52%      3.03%
            2007                  0.50%    0.90%     12.04    15.80      86,739     1,220,603     3.28%      3.70%      2.56%
            2006                  0.50%    0.90%     11.61    15.28      93,140     1,284,193    10.89%     11.34%      2.27%
MFS VIT UTILITIES INITIAL CLASS
            2010                  0.10%    0.90%      9.20    32.90      68,744     1,366,816    12.79%     13.65%      3.17%
            2009                  0.10%    0.90%     15.16    29.12      65,248     1,196,464    32.02%     32.56%      4.89%
            2008                  0.50%    0.90%     11.47    22.03      66,974       929,508   -38.23%    -37.98%      1.49%
            2007                  0.50%    0.90%     18.54    35.61      60,639     1,385,076    26.75%     27.26%      0.91%
            2006                  0.50%    0.90%     14.60    28.05      51,036       938,530    30.09%     30.61%      1.96%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
NB AMT MID-CAP GROWTH I CLASS
            2010                  0.35%    0.90%     $8.36   $20.65      83,971    $1,274,162    27.94%     28.58%      0.00%
            2009                  0.50%    0.90%      6.53    16.11      94,016     1,048,667    30.42%     30.94%      0.00%
            2008                  0.50%    0.90%      5.00    12.34     104,222       852,492   -43.88%    -43.65%      0.00%
            2007                  0.50%    0.90%      8.89    21.95     105,181     1,531,432    21.43%     21.92%      0.00%
            2006                  0.50%    0.90%      7.31    18.05     102,029     1,220,610    13.64%     14.12%      0.00%
NB AMT PARTNERS I CLASS
            2010                  0.35%    0.75%     13.10    13.10       9,857       124,964    14.80%     14.80%      0.69%
            2009                  0.75%    0.75%     11.41    11.41       9,601       109,536    54.91%     54.91%      2.72%
            2008                  0.75%    0.75%      7.36     7.36      11,997        88,360   -52.75%    -52.75%      0.53%
            2007                  0.75%    0.90%     15.59    15.59      13,583       212,698     8.52%      8.52%      0.68%
            2006                  0.75%    0.75%     14.36    14.36      11,449       164,439    11.40%     11.40%      0.77%
NB AMT REGENCY I CLASS
            2010                  0.35%    0.90%     12.93    20.44      19,099       300,796    25.04%     25.55%      0.74%
            2009                  0.50%    0.90%     10.30    16.32      20,900       262,904    45.24%     45.83%      1.80%
            2008                  0.50%    0.90%      7.06    11.22      23,539       205,304   -46.31%    -46.09%      1.27%
            2007                  0.50%    0.90%     13.10    20.87      20,556       337,644     2.38%      2.79%      0.46%
            2006                  0.50%    0.90%     12.75    20.35      18,274       300,555    10.17%     10.61%      0.44%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2010                  0.10%    0.90%     15.50    15.57       7,345       112,882    23.41%     23.78%     16.33%
            2009     9/1/09       0.60%    0.90%     12.56    12.58       1,338        16,808     5.24%     17.16%      4.94%
PREMIER VIT OPCAP GLOBAL EQUITY CLASS I
            2008                  0.00%    0.00%        --       --          --            --     0.00%      0.00%      1.57%
            2007                  0.80%    0.80%     16.40    16.40       8,571       140,550     6.55%      6.55%      0.84%
            2006                  0.80%    0.80%     15.39    15.39       9,826       151,229    20.10%     20.10%      0.81%
PREMIER VIT OPCAP MANAGED CLASS I
            2009                  0.80%    0.80%     10.96    10.96       4,356        47,747    23.71%     23.71%      2.41%
            2008                  0.80%    0.80%      8.86     8.86       4,341        38,467   -30.33%    -30.33%      3.14%
            2007                  0.80%    0.80%     12.72    12.72       4,251        54,060     2.23%      2.23%      2.26%
            2006                  0.80%    0.80%     12.44    12.44       5,559        69,160     8.78%      8.78%      1.67%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2010                  0.75%    0.90%     11.56    13.92       4,583        58,040     1.55%      1.70%      1.99%
            2009                  0.75%    0.90%     11.38    13.71       4,906        61,954    24.87%     25.06%      0.00%
            2008                  0.75%    0.90%      9.12    11.36       4,703        47,394   -17.82%    -17.69%      0.00%
            2007                  0.75%    0.90%     11.09    13.80       5,225        63,002    -1.49%     -1.34%      0.78%
            2006                  0.75%    0.90%     11.26    13.99       4,710        57,401     1.87%      2.02%      0.30%
PUTNAM VT GROWTH & INCOME CLASS IB
            2010                  0.35%    0.90%     11.61    11.78       1,483        17,427    13.35%     13.52%      1.52%
            2009                  0.75%    0.90%     10.24    10.38       1,507        15,615    28.65%     28.84%      2.62%
            2008                  0.75%    0.90%      7.96     9.64       2,508        20,113   -39.25%    -39.16%      2.16%
            2007                  0.75%    0.90%     13.10    15.85       2,611        34,478    -6.88%     -6.74%      1.29%
            2006                  0.75%    0.90%     14.07    17.00       2,693        38,193    14.87%     15.04%      1.51%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4.   PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                             AGGREGATE   AGGREGATE
                                                              COST OF    PROCEEDS
SUBACCOUNT                                                   PURCHASES  FROM SALES
----------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                        $ 184,696   $ 25,361
ABVPSF Growth and Income Class A                                99,353    114,882
ABVPSF International Value Class A                              88,226     26,324
ABVPSF Large Cap Growth Class A                                 11,216     17,465
ABVPSF Small/Mid Cap Value Class A                             131,290     62,559
American Century VP Inflation Protection Class I               200,762    134,890
American Funds Global Growth Class 2                           189,115     89,818
American Funds Global Small Capitalization Class 2             191,301     87,346
American Funds Growth Class 2                                  481,641    446,385
American Funds Growth-Income Class 2                           358,552    242,902
American Funds International Class 2                           563,436    250,476
BlackRock Global Allocation V.I. Class I                       231,649     50,935
Delaware VIP Diversified Income Standard Class                 375,244    100,469
Delaware VIP Emerging Markets Standard Class                   951,070    912,340
Delaware VIP High Yield Standard Class                         170,612     81,349
Delaware VIP Limited-Term Diversified Income Standard Class    170,487     51,689
Delaware VIP REIT Standard Class                               185,607    146,317
Delaware VIP Small Cap Value Standard Class                    155,037    144,601
Delaware VIP Smid Cap Growth Standard Class                    713,353     24,309
Delaware VIP Trend Standard Class                               50,080    864,287
Delaware VIP U.S. Growth Standard Class                         18,268     48,160
Delaware VIP Value Standard Class                              117,567     44,160
DWS VIP Alternative Asset Allocation Plus Class A               32,926      6,636
DWS VIP Equity 500 Index Class A                               149,161    193,581
DWS VIP Small Cap Index Class A                                 46,813    114,634
Fidelity VIP Asset Manager Initial Class                         5,621     22,009
Fidelity VIP Contrafund Service Class                          318,317    275,484
Fidelity VIP Equity-Income Initial Class                        19,195     48,052
Fidelity VIP Equity-Income Service Class                        26,729    111,185
Fidelity VIP Growth Service Class                               75,542     31,010
Fidelity VIP Growth Opportunities Service Class                  8,754     10,805
Fidelity VIP High Income Service Class                          12,030      4,150
Fidelity VIP Investment Grade Bond Initial Class                22,744     33,245
Fidelity VIP Mid Cap Service Class                             126,779     69,010
Fidelity VIP Overseas Service Class                             75,968     22,147
FTVIPT Franklin Income Securities Class 1                      170,275     66,784
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1         41,538     62,747
FTVIPT Mutual Shares Securities Class 1                         75,485     22,128
FTVIPT Templeton Foreign Securities Class 1                     34,154     38,853
FTVIPT Templeton Foreign Securities Class 2                     14,160      9,809
FTVIPT Templeton Global Asset Allocation Class 1                   507     24,987
FTVIPT Templeton Global Bond Securities Class 1                122,832     85,723
FTVIPT Templeton Growth Securities Class 1                      43,497     78,310
FTVIPT Templeton Growth Securities Class 2                       9,043      6,701
Invesco V.I. Capital Appreciation Series I                      57,296    208,491

                                                                AGGREGATE  AGGREGATE
                                                                 COST OF    PROCEEDS
SUBACCOUNT                                                     PURCHASES   FROM SALES
-------------------------------------------------------------------------------------
Invesco V.I. Core Equity Series I                              $   98,146  $  280,242
Invesco V.I. Diversified Income Series I                           14,098      23,055
Invesco V.I. International Growth Series I                         27,986      32,448
Janus Aspen Series Balanced Institutional Class                    27,932     100,516
Janus Aspen Series Balanced Service Class                          64,931      62,216
Janus Aspen Series Enterprise Service Class                        12,976      43,533
Janus Aspen Series Global Technology Service Class                  1,623       3,406
Janus Aspen Series Worldwide Institutional Class                   24,728      53,770
Janus Aspen Series Worldwide Service Class                          7,411      12,901
LVIP Baron Growth Opportunities Standard Class                      2,443       2,908
LVIP Baron Growth Opportunities Service Class                      58,571      26,323
LVIP BlackRock Inflation Protected Bond Standard Class            136,103      40,699
LVIP Capital Growth Standard Class                                 17,032         685
LVIP Cohen & Steers Global Real Estate Standard Class              61,666      28,544
LVIP Columbia Value Opportunities Standard Class                   28,853      13,258
LVIP Delaware Bond Standard Class                                 501,254     282,513
LVIP Delaware Diversified Floating Rate Standard Class             31,090         215
LVIP Delaware Foundation Aggressive Allocation Standard Class      62,747      29,146
LVIP Delaware Growth and Income Standard Class                     33,612       6,103
LVIP Delaware Social Awareness Standard Class                      15,245       5,344
LVIP Delaware Special Opportunities Standard Class                 25,794       3,900
LVIP Global Income Standard Class                                  29,405       6,149
LVIP Janus Capital Appreciation Standard Class                     43,497      14,368
LVIP JPMorgan High Yield Standard Class                             8,705         226
LVIP MFS International Growth Standard Class                       30,841       7,190
LVIP MFS Value Standard Class                                     126,593      39,112
LVIP Mid-Cap Value Standard Class                                   6,885       3,166
LVIP Mondrian International Value Standard Class                  132,670      59,415
LVIP Money Market Standard Class                                3,557,104   3,256,587
LVIP SSgA Bond Index Standard Class                                88,560      33,057
LVIP SSgA Developed International 150 Standard Class               22,819       1,101
LVIP SSgA Emerging Markets 100 Standard Class                      68,667       9,815
LVIP SSgA Global Tactical Allocation Standard Class               105,519      54,494
LVIP SSgA International Index Standard Class                        7,577         725
LVIP SSgA Large Cap 100 Standard Class                            145,566      99,872
LVIP SSgA S&P 500 Index Standard Class                            151,466      27,025
LVIP SSgA Small-Cap Index Standard Class                           39,843      14,019
LVIP SSgA Small-Mid Cap 200 Standard Class                         30,804       3,969
LVIP T. Rowe Price Growth Stock Standard Class                     13,358       3,096
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        45,538      18,701
LVIP Templeton Growth Standard Class                               15,790       3,890
LVIP Turner Mid-Cap Growth Standard Class                          57,050       8,263
LVIP Wells Fargo Intrinsic Value Standard Class                    89,952      19,944
LVIP Wilshire 2010 Profile Standard Class                           5,570       7,793
LVIP Wilshire 2020 Profile Standard Class                          36,146      18,972
LVIP Wilshire 2030 Profile Standard Class                           5,515      28,665
LVIP Wilshire 2040 Profile Standard Class                           8,394     149,063
LVIP Wilshire Conservative Profile Standard Class                 123,403      47,119
LVIP Wilshire Moderate Profile Standard Class                     792,317     149,048
LVIP Wilshire Moderately Aggressive Profile Standard Class        516,218     291,432
M Business Opportunity Value                                        1,212         305
M Capital Appreciation                                                566         258
M International Equity                                                932       1,862
M Large Cap Growth                                                  1,086         524
MFS VIT Core Equity Initial Class                                   2,390         476
MFS VIT Growth Initial Class                                       82,588      85,515
MFS VIT Total Return Initial Class                                253,853     115,326
MFS VIT Utilities Initial Class                                   181,977     136,182
NB AMT Mid-Cap Growth I Class                                      82,574     146,633
NB AMT Partners I Class                                             5,551       6,180
NB AMT Regency I Class                                             26,332      52,219

                                                                AGGREGATE   AGGREGATE
                                                                 COST OF     PROCEEDS
SUBACCOUNT                                                     PURCHASES   FROM SALES
-------------------------------------------------------------------------------------
PIMCO VIT Commodity Real Return Administrative Class           $   90,821  $    5,539
Premier VIT OpCap Managed Class I                                     152      50,597
Putnam VT Global Health Care Class IB                               9,822      13,217
Putnam VT Growth & Income Class IB                                    497         647

5.   INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                          NET
                                                                SHARES   ASSET  FAIR VALUE    COST OF
SUBACCOUNT                                                      OWNED    VALUE   OF SHARES    SHARES
------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                           29,067  $19.47  $  565,941  $  488,086
ABVPSF Growth and Income Class A                                32,061   17.19     551,138     628,828
ABVPSF International Value Class A                              22,628   14.90     337,151     371,364
ABVPSF Large Cap Growth Class A                                  3,919   27.79     108,901      91,103
ABVPSF Small/Mid Cap Value Class A                              38,046   16.95     644,874     542,761
American Century VP Inflation Protection Class I                66,625   11.11     740,199     702,165
American Funds Global Growth Class 2                            46,940   21.48   1,008,262     942,754
American Funds Global Small Capitalization Class 2              73,952   21.35   1,578,877   1,459,411
American Funds Growth Class 2                                   95,046   54.34   5,164,825   4,897,237
American Funds Growth-Income Class 2                           110,728   34.25   3,792,449   3,876,991
American Funds International Class 2                           151,728   17.98   2,728,058   2,651,289
BlackRock Global Allocation V.I. Class I                        29,358   16.15     474,138     432,947
Delaware VIP Diversified Income Standard Class                 100,094   11.28   1,129,066   1,025,413
Delaware VIP Emerging Markets Standard Class                    82,336   22.19   1,827,035   1,501,477
Delaware VIP High Yield Standard Class                         155,478    6.04     939,090     834,974
Delaware VIP Limited-Term Diversified Income Standard Class     20,332   10.15     206,373     203,553
Delaware VIP REIT Standard Class                               104,054    9.58     996,841   1,126,944
Delaware VIP Small Cap Value Standard Class                     44,244   31.96   1,414,027   1,134,149
Delaware VIP Smid Cap Growth Standard Class                     35,331   22.22     785,056     694,684
Delaware VIP U.S. Growth Standard Class                         16,449    8.15     134,059     113,676
Delaware VIP Value Standard Class                               41,668   16.49     687,109     697,182
DWS VIP Alternative Asset Allocation Plus Class A                2,302   13.85      31,878      28,571
DWS VIP Equity 500 Index Class A                               188,145   13.17   2,477,874   2,271,188
DWS VIP Small Cap Index Class A                                 66,006   12.41     819,139     804,881
Fidelity VIP Asset Manager Initial Class                        14,876   14.54     216,292     213,871
Fidelity VIP Contrafund Service Class                           81,708   23.81   1,945,459   1,888,746
Fidelity VIP Equity-Income Initial Class                        24,389   19.02     463,874     526,612
Fidelity VIP Equity-Income Service Class                        10,505   18.96     199,170     213,909
Fidelity VIP Growth Service Class                               13,030   36.99     481,971     404,175
Fidelity VIP Growth Opportunities Service Class                  4,745   17.89      84,887      79,858
Fidelity VIP High Income Service Class                          12,103    5.54      67,048      69,052
Fidelity VIP Investment Grade Bond Initial Class                21,423   12.83     274,851     270,661
Fidelity VIP Mid Cap Service Class                              19,114   32.52     621,577     529,430
Fidelity VIP Overseas Service Class                             15,528   16.70     259,316     246,577
FTVIPT Franklin Income Securities Class 1                       33,615   15.16     509,601     477,180
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1         19,622   22.21     435,803     357,094
FTVIPT Mutual Shares Securities Class 1                         23,570   16.14     380,420     393,840
FTVIPT Templeton Foreign Securities Class 1                     19,520   14.54     283,824     279,506
FTVIPT Templeton Foreign Securities Class 2                      8,065   14.29     115,252     107,299
FTVIPT Templeton Global Bond Securities Class 1                 38,976   19.94     777,177     655,844
FTVIPT Templeton Growth Securities Class 1                      27,791   11.19     310,981     334,783
FTVIPT Templeton Growth Securities Class 2                       5,009   11.01      55,151      59,021
Invesco V.I. Capital Appreciation Series I                      44,631   23.30   1,039,906   1,080,796
Invesco V.I. Core Equity Series I                               58,952   27.03   1,593,479   1,469,453
Invesco V.I. Diversified Income Series I                        32,003    6.10     195,217     259,621
Invesco V.I. International Growth Series I                      15,516   28.69     445,166     347,987
Janus Aspen Series Balanced Institutional Class                  5,713   28.30     161,688     145,919
Janus Aspen Series Balanced Service Class                       12,016   29.42     353,516     311,291

                                                                          NET
                                                                SHARES   ASSET  FAIR VALUE    COST OF
SUBACCOUNT                                                      OWNED    VALUE   OF SHARES    SHARES
------------------------------------------------------------------------------------------------------
Janus Aspen Series Enterprise Service Class                      2,675  $37.53  $  100,409  $   73,333
Janus Aspen Series Global Technology Service Class               5,939    5.66      33,615      24,268
Janus Aspen Series Worldwide Institutional Class                10,700   30.13     322,388     296,697
Janus Aspen Series Worldwide Service Class                       2,124   29.80      63,297      52,814
LVIP Baron Growth Opportunities Standard Class                     848   30.55      25,900      22,965
LVIP Baron Growth Opportunities Service Class                    7,573   30.27     229,225     184,097
LVIP BlackRock Inflation Protected Bond Standard Class           9,418   10.13      95,409      95,639
LVIP Capital Growth Standard Class                                 854   25.61      21,882      18,745
LVIP Cohen & Steers Global Real Estate Standard Class           35,332    7.46     263,649     193,931
LVIP Columbia Value Opportunities Standard Class                 8,361   10.54      88,160      72,024
LVIP Delaware Bond Standard Class                              185,472   13.70   2,540,039   2,408,130
LVIP Delaware Diversified Floating Rate Standard Class           3,060   10.09      30,869      30,875
LVIP Delaware Foundation Aggressive Allocation Standard Class   21,546   12.38     266,649     255,863
LVIP Delaware Growth and Income Standard Class                   4,055   28.96     117,437     109,269
LVIP Delaware Social Awareness Standard Class                    3,427   30.57     104,768     100,865
LVIP Delaware Special Opportunities Standard Class                 786   39.32      30,924      25,844
LVIP Global Income Standard Class                                2,093   11.57      24,220      23,389
LVIP Janus Capital Appreciation Standard Class                   6,215   21.50     133,641     119,714
LVIP JPMorgan High Yield Standard Class                            833   10.37       8,642       8,487
LVIP MFS International Growth Standard Class                     9,802   12.50     122,526     121,812
LVIP MFS Value Standard Class                                    8,939   22.79     203,764     180,415
LVIP Mid-Cap Value Standard Class                                1,827   14.18      25,905      20,241
LVIP Mondrian International Value Standard Class                38,740   15.45     598,411     652,670
LVIP Money Market Standard Class                               488,179   10.00   4,881,787   4,881,788
LVIP SSgA Bond Index Standard Class                             11,799   10.98     129,489     126,811
LVIP SSgA Developed International 150 Standard Class             5,354    8.55      45,781      42,748
LVIP SSgA Emerging Markets 100 Standard Class                    9,887   13.96     138,055     108,966
LVIP SSgA Global Tactical Allocation Standard Class             61,420   10.31     633,421     653,590
LVIP SSgA International Index Standard Class                     1,474    7.93      11,689       9,962
LVIP SSgA Large Cap 100 Standard Class                           6,132   10.34      63,405      54,192
LVIP SSgA S&P 500 Index Standard Class                          29,437    8.82     259,484     226,868
LVIP SSgA Small-Cap Index Standard Class                         6,327   17.90     113,280      93,005
LVIP SSgA Small-Mid Cap 200 Standard Class                       2,745   12.86      35,295      29,889
LVIP T. Rowe Price Growth Stock Standard Class                   2,041   17.73      36,188      29,437
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class     13,203   14.43     190,524     152,682
LVIP Templeton Growth Standard Class                             2,915   25.50      74,353      73,820
LVIP Turner Mid-Cap Growth Standard Class                        6,654   11.29      75,112      58,018
LVIP Wells Fargo Intrinsic Value Standard Class                 11,907   13.36     159,116     162,145
LVIP Wilshire 2010 Profile Standard Class                        8,448   10.56      89,181      70,723
LVIP Wilshire 2020 Profile Standard Class                       24,398   10.22     249,347     211,192
LVIP Wilshire 2030 Profile Standard Class                       21,796   10.16     221,356     189,487
LVIP Wilshire 2040 Profile Standard Class                       10,934    9.70     106,104      82,584
LVIP Wilshire Conservative Profile Standard Class                8,384   12.03     100,896      96,498
LVIP Wilshire Moderate Profile Standard Class                  162,914   11.93   1,942,908   1,780,951
LVIP Wilshire Moderately Aggressive Profile Standard Class     217,956   11.42   2,489,489   2,451,648
M Business Opportunity Value                                       301   10.30       3,103       2,671
M Capital Appreciation                                              63   25.94       1,632       1,216
M International Equity                                             182   11.72       2,130       2,042
M Large Cap Growth                                                 187   16.23       3,035       2,370
MFS VIT Core Equity Initial Class                                1,129   15.65      17,662      14,786
MFS VIT Growth Initial Class                                    21,839   24.69     539,216     436,327
MFS VIT Total Return Initial Class                              66,406   18.71   1,242,458   1,225,768
MFS VIT Utilities Initial Class                                 54,090   25.27   1,366,843   1,227,805
NB AMT Mid-Cap Growth I Class                                   46,469   27.42   1,274,187     896,925
NB AMT Partners I Class                                         11,088   11.27     124,966     146,197
NB AMT Regency I Class                                          19,583   15.36     300,801     261,136
PIMCO VIT Commodity Real Return Administrative Class            12,529    9.01     112,884     102,514
Putnam VT Global Health Care Class IB                            4,742   12.24      58,041      54,923
Putnam VT Growth & Income Class IB                               1,074   16.23      17,427      20,689

6.   CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                                      NET
                                                                UNITS     UNITS    INCREASE
SUBACCOUNT                                                      ISSUED  REDEEMED  (DECREASE)
--------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                           15,849    (2,794)    13,055
ABVPSF Growth and Income Class A                                11,709   (13,528)    (1,819)
ABVPSF International Value Class A                              11,380    (5,110)     6,270
ABVPSF Large Cap Growth Class A                                  1,150    (1,660)      (510)
ABVPSF Small/Mid Cap Value Class A                              12,392    (6,055)     6,337
American Century VP Inflation Protection Class I                17,973   (13,478)     4,495
American Funds Global Growth Class 2                            14,922    (7,688)     7,234
American Funds Global Small Capitalization Class 2              14,826    (8,594)     6,232
American Funds Growth Class 2                                   60,415   (57,955)     2,460
American Funds Growth-Income Class 2                            44,994   (35,618)     9,376
American Funds International Class 2                            48,530   (27,046)    21,484
BlackRock Global Allocation V.I. Class I                        19,661    (4,330)    15,331
Delaware VIP Diversified Income Standard Class                  25,744    (9,423)    16,321
Delaware VIP Emerging Markets Standard Class                    21,223   (20,083)     1,140
Delaware VIP High Yield Standard Class                           9,644    (7,407)     2,237
Delaware VIP Limited-Term Diversified Income Standard Class     14,524    (4,580)     9,944
Delaware VIP REIT Standard Class                                19,377   (17,053)     2,324
Delaware VIP Small Cap Value Standard Class                     18,905   (14,019)     4,886
Delaware VIP Smid Cap Growth Standard Class                     60,099    (5,054)    55,045
Delaware VIP Trend Standard Class                                3,524   (73,118)   (69,594)
Delaware VIP U.S. Growth Standard Class                          2,110    (4,958)    (2,848)
Delaware VIP Value Standard Class                               10,142    (4,221)     5,921
DWS VIP Alternative Asset Allocation Plus Class A                2,857      (601)     2,256
DWS VIP Equity 500 Index Class A                                31,026   (43,292)   (12,266)
DWS VIP Small Cap Index Class A                                  4,427   (10,126)    (5,699)
Fidelity VIP Asset Manager Initial Class                            94    (1,604)    (1,510)
Fidelity VIP Contrafund Service Class                           37,707   (34,481)     3,226
Fidelity VIP Equity-Income Initial Class                         1,410    (4,335)    (2,925)
Fidelity VIP Equity-Income Service Class                         2,281    (9,558)    (7,277)
Fidelity VIP Growth Service Class                               13,490   (12,429)     1,061
Fidelity VIP Growth Opportunities Service Class                  5,662    (8,241)    (2,579)
Fidelity VIP High Income Service Class                           1,084      (756)       328
Fidelity VIP Investment Grade Bond Initial Class                   702    (1,906)    (1,204)
Fidelity VIP Mid Cap Service Class                              11,508    (6,536)     4,972
Fidelity VIP Overseas Service Class                              7,149    (2,699)     4,450
FTVIPT Franklin Income Securities Class 1                       15,841    (8,245)     7,596
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1          4,932    (5,811)      (879)
FTVIPT Mutual Shares Securities Class 1                          8,539    (3,610)     4,929
FTVIPT Templeton Foreign Securities Class 1                      2,407    (2,850)      (443)
FTVIPT Templeton Foreign Securities Class 2                      1,675    (1,338)       337
FTVIPT Templeton Global Asset Allocation Class 1                    36    (1,392)    (1,356)
FTVIPT Templeton Global Bond Securities Class 1                  7,854    (6,101)     1,753
FTVIPT Templeton Growth Securities Class 1                       4,408    (8,047)    (3,639)
FTVIPT Templeton Growth Securities Class 2                       1,548    (1,275)       273
Invesco V.I. Capital Appreciation Series I                      16,700   (44,513)   (27,813)
Invesco V.I. Core Equity Series I                               19,231   (44,696)   (25,465)
Invesco V.I. Diversified Income Series I                           261    (1,835)    (1,574)
Invesco V.I. International Growth Series I                       1,161    (1,707)      (546)
Janus Aspen Series Balanced Institutional Class                  2,586    (7,743)    (5,157)
Janus Aspen Series Balanced Service Class                        4,006    (4,248)      (242)
Janus Aspen Series Enterprise Service Class                      1,226    (2,590)    (1,364)
Janus Aspen Series Global Technology Service Class               1,118    (2,317)    (1,199)
Janus Aspen Series Worldwide Institutional Class                14,844   (28,279)   (13,435)
Janus Aspen Series Worldwide Service Class                         787    (1,256)      (469)
LVIP Baron Growth Opportunities Standard Class                     236      (254)       (18)
LVIP Baron Growth Opportunities Service Class                    6,713    (3,477)     3,236
LVIP BlackRock Inflation Protected Bond Standard Class          13,478    (4,113)     9,365
LVIP Capital Growth Standard Class                               1,596      (105)     1,491
LVIP Cohen & Steers Global Real Estate Standard Class           10,125    (5,040)     5,085

                                                                                      NET
                                                                UNITS     UNITS    INCREASE
SUBACCOUNT                                                      ISSUED  REDEEMED  (DECREASE)
--------------------------------------------------------------------------------------------
LVIP Columbia Value Opportunities Standard Class                 3,303    (1,611)     1,692
LVIP Delaware Bond Standard Class                               41,814   (29,471)    12,343
LVIP Delaware Diversified Floating Rate Standard Class           3,076       (26)     3,050
LVIP Delaware Foundation Aggressive Allocation Standard Class    4,851    (2,613)     2,238
LVIP Delaware Growth and Income Standard Class                   3,373      (756)     2,617
LVIP Delaware Social Awareness Standard Class                    1,306      (432)       874
LVIP Delaware Special Opportunities Standard Class               2,788      (489)     2,299
LVIP Global Income Standard Class                                2,782      (705)     2,077
LVIP Janus Capital Appreciation Standard Class                   4,150    (1,992)     2,158
LVIP JPMorgan High Yield Standard Class                            819       (27)       792
LVIP MFS International Growth Standard Class                     3,437    (1,344)     2,093
LVIP MFS Value Standard Class                                   13,643    (4,764)     8,879
LVIP Mid-Cap Value Standard Class                                  865      (482)       383
LVIP Mondrian International Value Standard Class                11,016    (5,879)     5,137
LVIP Money Market Standard Class                               358,683  (321,190)    37,493
LVIP SSgA Bond Index Standard Class                              8,138    (3,276)     4,862
LVIP SSgA Developed International 150 Standard Class             2,791      (177)     2,614
LVIP SSgA Emerging Markets 100 Standard Class                    5,900    (1,354)     4,546
LVIP SSgA Global Tactical Allocation Standard Class              9,383    (5,201)     4,182
LVIP SSgA International Index Standard Class                       781      (103)       678
LVIP SSgA Large Cap 100 Standard Class                          16,887   (11,308)     5,579
LVIP SSgA S&P 500 Index Standard Class                          17,007    (4,062)    12,945
LVIP SSgA Small-Cap Index Standard Class                         5,027    (1,809)     3,218
LVIP SSgA Small-Mid Cap 200 Standard Class                       2,726      (507)     2,219
LVIP T. Rowe Price Growth Stock Standard Class                   1,420      (411)     1,009
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class      3,925    (1,743)     2,182
LVIP Templeton Growth Standard Class                             2,157      (814)     1,343
LVIP Turner Mid-Cap Growth Standard Class                        7,093      (943)     6,150
LVIP Wells Fargo Intrinsic Value Standard Class                  8,002    (1,953)     6,049
LVIP Wilshire 2010 Profile Standard Class                          466      (735)      (269)
LVIP Wilshire 2020 Profile Standard Class                        3,707    (2,029)     1,678
LVIP Wilshire 2030 Profile Standard Class                          522    (3,037)    (2,515)
LVIP Wilshire 2040 Profile Standard Class                          966   (16,752)   (15,786)
LVIP Wilshire Conservative Profile Standard Class               10,551    (4,373)     6,178
LVIP Wilshire Moderate Profile Standard Class                   76,363   (17,454)    58,909
LVIP Wilshire Moderately Aggressive Profile Standard Class      55,333   (35,848)    19,485
M Business Opportunity Value                                       125       (32)        93
M Capital Appreciation                                              43       (19)        24
M International Equity                                              85      (143)       (58)
M Large Cap Growth                                                 101       (44)        57
MFS VIT Core Equity Initial Class                                  179       (37)       142
MFS VIT Growth Initial Class                                    15,496   (20,290)    (4,794)
MFS VIT Total Return Initial Class                              33,077   (19,822)    13,255
MFS VIT Utilities Initial Class                                 15,619   (12,123)     3,496
NB AMT Mid-Cap Growth I Class                                   10,241   (20,286)   (10,045)
NB AMT Partners I Class                                          2,676    (2,420)       256
NB AMT Regency I Class                                           2,794    (4,595)    (1,801)
PIMCO VIT Commodity Real Return Administrative Class             6,594      (587)     6,007
Premier VIT OpCap Managed Class I                                   15    (4,371)    (4,356)
Putnam VT Global Health Care Class IB                              839    (1,162)      (323)
Putnam VT Growth & Income Class IB                                  45       (69)       (24)

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                                      NET
                                                                UNITS     UNITS    INCREASE
SUBACCOUNT                                                      ISSUED  REDEEMED  (DECREASE)
--------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Series I                      29,713   (34,429)    (4,716)
Invesco V.I. Core Equity Series I                               23,802   (48,418)   (24,616)
Invesco V.I. Diversified Income Series I                           379    (2,611)    (2,232)
Invesco V.I. International Growth Series I                       1,412    (1,959)      (547)
ABVPSF Global Thematic Growth Class A                            4,632    (5,705)    (1,073)

                                                                                      NET
                                                                UNITS     UNITS    INCREASE
SUBACCOUNT                                                      ISSUED  REDEEMED  (DECREASE)
--------------------------------------------------------------------------------------------
ABVPSF Growth and Income Class A                                10,329   (15,058)    (4,729)
ABVPSF International Value Class A                              17,914   (18,595)      (681)
ABVPSF Large Cap Growth Class A                                  3,031    (1,759)     1,272
ABVPSF Small/Mid Cap Value Class A                               9,711    (3,691)     6,020
American Century VP Inflation Protection Class I                25,199    (6,828)    18,371
American Funds Global Growth Class 2                            14,325   (11,430)     2,895
American Funds Global Small Capitalization Class 2              20,043   (20,725)      (682)
American Funds Growth Class 2                                   63,851   (65,016)    (1,165)
American Funds Growth-Income Class 2                            53,743   (40,156)    13,587
American Funds International Class 2                            34,420   (34,174)       246
BlackRock Global Allocation V.I. Class I                        23,054      (995)    22,059
Delaware VIP Diversified Income Standard Class                  25,850   (11,073)    14,777
Delaware VIP Emerging Markets Standard Class                    15,547   (22,246)    (6,699)
Delaware VIP High Yield Standard Class                          23,179   (16,022)     7,157
Delaware VIP Limited-Term Diversified Income Standard Class      5,613      (371)     5,242
Delaware VIP REIT Standard Class                                20,376   (16,324)     4,052
Delaware VIP Small Cap Value Standard Class                     12,645   (17,429)    (4,784)
Delaware VIP Trend Standard Class                                8,748   (13,942)    (5,194)
Delaware VIP U.S. Growth Standard Class                          4,640    (1,073)     3,567
Delaware VIP Value Standard Class                               12,900    (6,960)     5,940
DWS VIP Alternative Asset Allocation Plus Class A                  239       (16)       223
DWS VIP Equity 500 Index Class A                                26,842   (29,570)    (2,728)
DWS VIP Small Cap Index Class A                                  5,672    (6,806)    (1,134)
Fidelity VIP Asset Manager Initial Class                           251    (3,784)    (3,533)
Fidelity VIP Contrafund Service Class                           37,034   (22,387)    14,647
Fidelity VIP Equity-Income Initial Class                         4,892    (7,164)    (2,272)
Fidelity VIP Equity-Income Service Class                         4,521    (3,397)     1,124
Fidelity VIP Growth Service Class                               14,990   (14,774)       216
Fidelity VIP Growth Opportunities Service Class                  1,737    (1,719)        18
Fidelity VIP High Income Service Class                             547    (2,463)    (1,916)
Fidelity VIP Investment Grade Bond Initial Class                 1,164    (2,404)    (1,240)
Fidelity VIP Mid Cap Service Class                              11,261    (4,506)     6,755
Fidelity VIP Overseas Service Class                              6,632    (5,761)       871
FTVIPT Franklin Income Securities Class 1                       24,724   (11,876)    12,848
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1          6,668    (5,144)     1,524
FTVIPT Mutual Shares Securities Class 1                         11,361    (5,546)     5,815
FTVIPT Templeton Foreign Securities Class 1                      2,337    (3,810)    (1,473)
FTVIPT Templeton Foreign Securities Class 2                      1,648    (2,876)    (1,228)
FTVIPT Templeton Global Asset Allocation Class 1                   293    (2,046)    (1,753)
FTVIPT Templeton Global Bond Securities Class 1                 16,838    (5,122)    11,716
FTVIPT Templeton Growth Securities Class 1                       6,178    (3,878)     2,300
FTVIPT Templeton Growth Securities Class 2                         441      (406)        35
Janus Aspen Series Balanced Institutional Class                  1,546    (5,247)    (3,701)
Janus Aspen Series Balanced Service Class                        4,653    (2,625)     2,028
Janus Aspen Series Enterprise Service Class                      1,084    (2,807)    (1,723)
Janus Aspen Series Global Technology Service Class                 664    (1,642)      (978)
Janus Aspen Series Worldwide Institutional Class                 6,419    (9,537)    (3,118)
Janus Aspen Series Worldwide Service Class                       1,340    (1,398)       (58)
LVIP Baron Growth Opportunities Standard Class                     346      (254)        92
LVIP Baron Growth Opportunities Service Class                    5,259    (6,968)    (1,709)
LVIP Capital Growth Standard Class                                 344       (27)       317
LVIP Cohen & Steers Global Real Estate Standard Class           24,478   (10,429)    14,049
LVIP Columbia Value Opportunities Standard Class                 4,821    (4,508)       313
LVIP Delaware Bond Standard Class                               40,945   (30,829)    10,116
LVIP Delaware Foundation Aggressive Allocation Standard Class    7,396    (8,833)    (1,437)
LVIP Delaware Growth and Income Standard Class                   2,858    (1,129)     1,729
LVIP Delaware Social Awareness Standard Class                    1,893      (539)     1,354
LVIP Delaware Special Opportunities Standard Class                 259      (112)       147
LVIP Global Income Standard Class                                    5        (1)         4
LVIP Janus Capital Appreciation Standard Class                   4,509      (833)     3,676
LVIP MFS International Growth Standard Class                     4,440    (6,978)    (2,538)
LVIP MFS Value Standard Class                                    8,689    (4,302)     4,387

                                                                                      NET
                                                                UNITS     UNITS    INCREASE
SUBACCOUNT                                                      ISSUED  REDEEMED  (DECREASE)
--------------------------------------------------------------------------------------------
LVIP Mid-Cap Value Standard Class                                3,581    (5,737)    (2,156)
LVIP Mondrian International Value Standard Class                11,982    (7,097)     4,885
LVIP Money Market Standard Class                               171,604  (296,309)  (124,705)
LVIP SSgA Bond Index Standard Class                              8,281    (2,151)     6,130
LVIP SSgA Developed International 150 Standard Class             7,436    (4,766)     2,670
LVIP SSgA Emerging Markets 100 Standard Class                    7,953    (4,066)     3,887
LVIP SSgA International Index Standard Class                       704      (216)       488
LVIP SSgA Large Cap 100 Standard Class                             890      (135)       755
LVIP SSgA S&P 500 Index Standard Class                          24,551   (32,591)    (8,040)
LVIP SSgA Small-Cap Index Standard Class                         8,317   (11,907)    (3,590)
LVIP SSgA Small-Mid Cap 200 Standard Class                       2,340    (2,025)       315
LVIP T. Rowe Price Growth Stock Standard Class                   6,342   (13,136)    (6,794)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class      2,480    (3,040)      (560)
LVIP Templeton Growth Standard Class                             4,543    (2,728)     1,815
LVIP Turner Mid-Cap Growth Standard Class                        2,565    (4,905)    (2,340)
LVIP Wells Fargo Intrinsic Value Standard Class                  4,477    (8,006)    (3,529)
LVIP Wilshire 2010 Profile Standard Class                        9,038      (587)     8,451
LVIP Wilshire 2020 Profile Standard Class                       13,595    (3,877)     9,718
LVIP Wilshire 2030 Profile Standard Class                        6,033    (7,603)    (1,570)
LVIP Wilshire 2040 Profile Standard Class                        4,946    (1,908)     3,038
LVIP SSgA Global Tactical Allocation Standard Class             13,742    (7,534)     6,208
LVIP Wilshire Conservative Profile Standard Class                1,415      (201)     1,214
LVIP Wilshire Moderate Profile Standard Class                   45,447   (17,395)    28,052
LVIP Wilshire Moderately Aggressive Profile Standard Class      64,191   (16,906)    47,285
M Business Opportunity Value                                       179        (5)       174
M Capital Appreciation                                              73        (2)        71
M International Equity                                             143       (43)       100
M Large Cap Growth                                                 178        (5)       173
MFS VIT Core Equity Initial Class                                   60      (196)      (136)
MFS VIT Growth Initial Class                                     9,895   (19,028)    (9,133)
MFS VIT Total Return Initial Class                              18,121   (22,695)    (4,574)
MFS VIT Utilities Initial Class                                 13,194   (14,920)    (1,726)
NB AMT Mid-Cap Growth I Class                                   12,496   (22,702)   (10,206)
NB AMT Partners I Class                                          1,007    (3,403)    (2,396)
NB AMT Regency I Class                                           3,269    (5,908)    (2,639)
PIMCO VIT Commodity Real Return Administrative Class             1,357       (19)     1,338
Premier VIT OpCap Managed Class I                                  388      (373)        15
Putnam VT Global Health Care Class IB                            1,580    (1,377)       203
Putnam VT Growth & Income Class IB                                  23    (1,024)    (1,001)

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2011

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)

(2) N/A

(3) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(4)

(4) (a) Policy Form LN691 NY(13), LR521 NY(7), LN694 NY(7)

     (b) Accounting Value Rider - Policy Form LR500 NY(6)

     (c) Change of Insured Rider - Policy Form LR496 NY(6)

     (d) Estate Tax Repeal Rider - Policy Form LR511 NY(9)

     (e) No-Lapse Enhancement Rider - Policy Form LR691 NY(13), LR694 NY(7)

     (f) Overloan Protection Rider - Policy Form LR540(10)

(5) (a) Application - Policy Form LFF 06300-18 NY(12)

     (b) Addendum to Application - M(12)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York.(1)

     (b) Bylaws of Lincoln Life & Annuity Company of New York.(1)

(7) Reinsurance Contracts(10)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(5)

     (b) American Funds Insurance Series(14)

     (c) American Century Investments Variable Portfolios, Inc.(14)

     (d) BlackRock Variable Series Fund, Inc. (14)

     (e) Delaware VIP Trust(5)

     (f) DWS Investments VIT Funds(5)

     (g) DWS Variable Series II (5)

     (h) Fidelity Variable Insurance Products(5)

     (i) Franklin Templeton Variable Insurance Products Trust(14)

     (j) Janus Aspen Series(5)

     (k) Lincoln Variable Insurance Products Trust(14)

     (l) MFS Variable Insurance Trust(13)

     (m) Neuberger Berman Advisers Management Trust(13)

     (n) PIMCO Variable Insurance Trust(14)

(9) (a) Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(8).

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(11)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
  Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(15)

___________________________

(1) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2,
2007.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 11 on Form N-4 (File No. 333-145531) filed on August 26, 2010.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File 333-145531) filed on November 16, 2007.

(5) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

(6) Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-112972) filed on April 12, 2005.

(8) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(10) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(11) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(12) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(13) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

(14) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(15) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Frederick J. Crawford**            Executive Vice President and Director
Dennis R. Glass**                  President and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen***                   Senior Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director

* Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY
13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (3)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Joel Schwartz*             Vice President and Director
Patricia Insley*           Vice President and Director
Keith S. Ryan***           Vice President and Chief Financial Officer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Linda Woodward***          Secretary

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

  *** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

**** Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     (c) N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                               SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment Number 7 to the Registration Statement (File No.: 333-141779; 811-08559; CIK: 0001051629) on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 20th day of April, 2011. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M (REGISTRANT)




         By:         /s/ Joshua R. Durand
            ---------------------------------------
            Joshua R. Durand
            Assistant Vice President
            Lincoln Life & Annuity Company of New York




         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
         (DEPOSITOR)



         By:         /s/ Joshua R. Durand
            ---------------------------------------
            Joshua R. Durand
            Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 7 to the Registration Statement on Form N-6 (File No.: 333-141779; 811-08559; CIK: 0001051629) has been signed below on
April 20, 2011 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                TITLE
---------                                                -----
/s/ Dennis R. Glass *                                    President
------------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                Executive Vice President; Chief Administration Officer and
------------------------------------                     Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                              Executive Vice President and Director
------------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                 Senior Vice President, Chief Investment Officer
------------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                  Executive Vice President, Chief Financial Officer and Director
------------------------------------
Randal J. Freitag

/s/ Robert W. Dineen *                                   Director
------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III *                           Director
------------------------------------
George W. Henderson, III

/s/ Mark E. Konen *                                      Director
------------------------------------
Mark E. Konen

/s/ M. Leanne Lachman *                                  Director
------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                 Director
------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                 Director
------------------------------------
Patrick S. Pittard

*By:       /s/ John L. Reizian
    ------------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration Statement

                            POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Brian
A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790; 333-148917; 333-155333; 333-170383; 811-08559
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786; 333-149053;
811-08651
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787; 333-159954;
811-21029
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496; 811-08470

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207;
333-147710; 333-171097; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208;
333-147673; 333-147711; 333-149449; 333-171096; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                  TITLE
---------                                                  ------
/s/ Dennis R. Glass *                                      President
--------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                  Executive Vice President; Chief Administration Officer and
--------------------------------                           Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                Executive Vice President and Director
--------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                   Senior Vice President, Chief Investment Officer
--------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                    Executive Vice President; Chief Financial Officer and Director
--------------------------------
Randal J. Freitag

/s/ George W. Henderson, III *                             Director
--------------------------------
George W. Henderson, III

Mark E. Konen *                                            Director
--------------------------------
Mark E. Konen

M. Leanne Lachman *                                        Director
--------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                   Director
--------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                   Director
--------------------------------
Patrick S. Pittard

We, Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
--------------------------------
Delson R. Campbell

/s/ Brian A. Kroll
--------------------------------
Brian A. Kroll

/s/ John L. Reizian
--------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
--------------------------------
Lawrence A. Samplatsky

/s/ John D. Weber
--------------------------------
John D. Weber